Exhibit 10.3

$150,000,000
AMENDED AND RESTATED
CREDIT AGREEMENT
among
DHS HOLDING COMPANY,
DHS DRILLING COMPANY,
as Borrower,
The Several Lenders
from Time to Time Parties Hereto,
LEHMAN BROTHERS INC.,
as Sole Arranger,
and
LEHMAN COMMERCIAL PAPER INC.,
as Syndication Agent and Administrative Agent
Dated as of August 15, 2008

i

SCHEDULES:

1.1	Commitments
1.2	Real Property
1.3	Specified Drilling Assets
3.1(b)	Dispositions
3.4	Consents, Authorizations, Filings and Notices
3.16	Capital Stock Ownership
3.21(a)-1	Security Agreement UCC Filing Jurisdictions
3.21(a)-2	UCC Financing Statements to Remain on File
3.21(a)-3	UCC Financing Statements to be Terminated
3.21(b)	Mortgage Filing Offices
3.23	Drilling Rig Assets
3.25	Bank Accounts

EXHIBITS:

A	Form of Access Agreement
B	Form of Borrowing Notice
C	Form of Compliance Certificate
D	Form of Deposit Account Control Agreement
E	Form of Guarantee and Security Agreement
F	Form of Solvency Certificate
G-1	Form of Term A Note
G-2	Form of Term B Note
H	Form of Exemption Certificate
I	Form of Closing Certificate
J	Form of Assignment and Acceptance

     This AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 15, 2008, is by and among DHS HOLDING COMPANY, a Delaware corporation (“Holdings”), DHS DRILLING COMPANY, a Colorado corporation (“Borrower”), the several banks and other financial institutions or entities from time to time parties to this Agreement (the “Lenders”), LEHMAN BROTHERS INC., as sole arranger and sole bookrunner (in such capacity, the “Arranger”), and LEHMAN COMMERCIAL PAPER INC., as syndication agent and as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, Borrower has requested that the Lenders make term loans to Borrower in the aggregate principal amount of up to $150,000,000;
     WHEREAS, Borrower, Holdings, Lehman Commercial Paper Inc., as the administrative agent (in such capacity, the “Existing Agent”), and the other lenders party thereto are parties to that certain Credit Agreement dated as of December 20, 2007 (as amended to the date hereof, the “Existing Credit Agreement”);
     WHEREAS, Borrower, the Administrative Agent and the Lenders are willing to amend and restate the Existing Credit Agreement in order to provide for certain amendments thereto and to provide for the making of the term loans referred to above, all on the terms set forth in this Agreement, which Agreement shall be effective upon satisfaction of certain conditions precedent set forth in this Agreement; and
     WHEREAS, it is the intent of the parties hereto that this Agreement not constitute a novation of the obligations and liabilities existing under the Existing Credit Agreement or evidence payment of all or any of such obligations and liabilities; that this Agreement amend and restate in its entirety the Existing Credit Agreement and renew and extend the extensions of credit under the Existing Credit Agreement, as so amended and restated; and that from and after the Closing Date the Existing Credit Agreement be of no further force or effect except as to evidence the incurrence of the obligations of Borrower and its Subsidiaries thereunder and the representations and warranties made and the actions or omissions performed or required to be performed thereunder, in each case prior to the Closing Date;
     NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS
     1.1 Defined Terms. As used in this Agreement, the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1.
     Access Agreement: each access agreement to be executed and delivered by each Person on whose premises any Loan Party maintains a material portion of any Collateral, including any Drilling Rig Assets and any books and records of the Loan Parties, such Loan Party and the Administrative Agent, substantially in the form of Exhibit A.
     Accounting Change: as defined in Section 9.16.
     Acquisition: the acquisition of Additional Rigs by Borrower pursuant to the Acquisition Documents.

     Acquisition Agreements: (i) that certain Purchase and Sale Agreement for Rig 34, dated July 21, 2008, between Borrower and Rowan Drilling Company, Inc., as the same may be amended, supplemented, replaced or otherwise modified from time to time in accordance with this Agreement together, (ii) that certain Purchase and Sale Agreement for Rig 41, dated July 21, 2008, between Borrower and Rowan Drilling Company, Inc., as the same may be amended, supplemented, replaced or otherwise modified from time to time in accordance with this Agreement and (iii) such other purchase and sale agreements that Borrower may enter into from time to time for the acquisition of up to an additional five land-based drilling rigs, which agreements contain terms, are on conditions and otherwise in form and scope satisfactory to the Administrative Agent.
     Acquisition Documents: collectively, the Acquisition Agreements and all schedules, exhibits, annexes and amendments thereto and all side letters and agreements affecting the terms thereof or entered into in connection therewith, together with all bills of sale, assignments, agreements, instruments and other documents executed, made or delivered by any Person in connection with the Acquisition, in each case in form and substance reasonably acceptable to the Administrative Agent, in each case, as amended, supplemented, or otherwise modified from time to time in accordance with this Agreement.
     Additional Rigs: up to seven land-based drilling rigs to be identified and acquired by Borrower pursuant to the Acquisition Documents.
     Administrative Agent: as defined in the preamble hereto.
     Affiliate: as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise. Notwithstanding the foregoing, no Lender shall be deemed to be an Affiliate of the Loan Parties.
     Agents: the collective reference to the Arranger, the Syndication Agent and the Administrative Agent.
     Aggregate Exposure: with respect to any Lender at any time, an amount equal to (a) until the funding of the Loans on the Closing Date, such Lender’s Commitment at such time; (b) thereafter, the aggregate then unpaid principal amount of such Lender’s Loans.
     Aggregate Exposure Percentage: with respect to any Lender at any time, the ratio (expressed as a percentage) of such Lender’s Aggregate Exposure at such time to the sum of the Aggregate Exposures of all Lenders at such time.
     Agreement: this Credit Agreement, as amended, restated, replaced, supplemented or otherwise modified from time to time.
     Applicable Interest Margin: (a) with respect to the Term A Loans, 5.50% and (b) with respect to the Term B Loans, 9.00%.
     Applicable Premium: as defined in Section 2.6(e).
     Approved Appraiser: Superior Asset Management or such other independent appraiser reasonably acceptable to the Administrative Agent having issued an appraisal report after March 1, 2006.

     Arranger: as defined in the preamble hereto.
     Asset Sale: any Disposition of Property or series of related Dispositions of Property (excluding any such Disposition permitted by Sections 6.5(b) and (e)) which yields aggregate gross proceeds to any Loan Party or any of its Subsidiaries (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $500,000.
     Assignee: as defined in Section 9.6(c).
     Assignment and Acceptance: as defined in Section 9.6(c).
     Assignor: as defined in Section 9.6(c).
     Benefit Plan: at a particular time, any employee benefit plan that is covered by ERISA and in respect of which any Loan Party or a Commonly Controlled Entity is (or, if such Benefit Plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.
     Benefitted Lender: as defined in Section 9.7(a).
     Board: the Board of Governors of the Federal Reserve System of the United States (or any successor).
     Borrower: as defined in the preamble hereto.
     Borrower’s knowledge: the best knowledge (after due and diligent investigation) of Borrower or Holdings, as applicable.
     Borrowing Date: any Business Day specified by Borrower as a date on which Borrower requests the relevant Lenders to make Loans hereunder.
     Borrowing Notice: with respect to any request for borrowing of Term B Loans hereunder, a notice from Borrower, substantially in the form of, and containing the information prescribed by, Exhibit B, delivered to the Administrative Agent.
     Business Day: a day other than a Saturday, Sunday or other day on which commercial banks in New York City, New York, or Houston, Texas are authorized or required by law to close.
     Capital Expenditures: for any period, with respect to any Person, the aggregate of all expenditures by such Person and its Subsidiaries for the direct or indirect acquisition or leasing (pursuant to a Capital Lease) fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements) during such period which are required to be capitalized under GAAP on a balance sheet of such Person; provided that Capital Expenditures shall exclude expenditures made with any portion of any Reinvestment Deferred Amount relating to any Reinvestment Event in compliance with Sections 2.7(b) and Section 6.7(c).
     Capital Lease: any lease (or other arrangement conveying the right to use) of a Person with respect to any Property or a combination thereof, the obligations under which are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP.

     Capital Lease Obligations: with respect to any Person, the obligations of such Person to pay rent or other amounts under any Capital Lease and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.
     Capital Stock: any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent membership, partnership or other ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.
     Cash Equivalents: (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, Eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at least A-2 by S&P or P-2 by Moody’s, or carrying an equivalent rating by a “nationally recognized statistical rating organization” (within the meaning of proposed Rule 3b-10 promulgated by the SEC under the Exchange Act), if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory, the securities of which state, commonwealth, territory, political subdivision or taxing authority (as the case may be) are rated at least A by S&P or A by Moody’s; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition; and (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.
     Change of Control: the occurrence of any of the following events: (a) Delta Petroleum Corporation and the Management Investors shall cease to have the power to vote or direct the voting of securities having a majority of the ordinary voting power for the election of directors of Holdings (determined on a fully diluted basis); (b) Delta Petroleum Corporation and the Management Investors shall cease to own of record and beneficially a majority of the outstanding common stock of Holdings; (c) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), excluding Delta Petroleum Corporation and CHK Holdings, L.L.C., shall become, or obtain rights (whether by means or warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 20% on a fully diluted basis, of the outstanding Capital Stock of Holdings entitled to vote for the members of the board of directors of Holdings; (d) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) shall become, or obtain rights (whether by means or warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 50% on a fully diluted basis, of the outstanding Capital Stock of Delta Petroleum Corporation other than Tracinda Corporation but provided, in such case, and only for so long as, no amendment, waiver, restatement or other modification, directly or indirectly, of Article VI of the DHS Shareholders Agreement is effected without the prior written consent of the Required Lenders; (e) the board of directors of Borrower or Delta Petroleum Corporation shall cease to consist of a majority of Continuing Directors; (f) Holdings shall cease to own and control, of record and beneficially, directly,

100% of each class of outstanding Capital Stock of Borrower or Borrower shall cease to own and control, of record and beneficially, directly or indirectly, 100% of each class of outstanding Capital Stock of each Subsidiary Guarantor or other Subsidiary of Borrower, in each case free and clear of all Liens (except Liens created by the Guarantee and Security Agreement); or (g) Article VI of the DHS Shareholders Agreement is amended, restated, supplemented or otherwise modified, directly or indirectly, in any respects, or any term or provision thereof is waived, without the prior written consent of the Required Lenders.
     Closing Date: the date on which the conditions precedent set forth in Section 4.1 shall have been satisfied, which date shall be not later than August 31, 2008.
     Code: the Internal Revenue Code of 1986, as amended from time to time, the regulations thereunder and publicly available interpretations thereof.
     Collateral: all Property of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.
     Collateral Value Deficiency: at any point in time, the amount, if any, by which the aggregate Obligations exceed the aggregate Rig Asset Value.
     Commitment: the Term A Commitment and the Term B Commitment, or any combination of the foregoing, as the context may require.
     Commitment Expiration Date: December 31, 2009.
     Commitment Letter: that certain Letter Agreement, dated as of August 5, 2008, among Borrower, Lehman Brothers Inc. and Lehman Commercial Paper Inc.
     Commonly Controlled Entity: an entity, whether or not incorporated, that is under common control with Borrower within the meaning of Section 4001 of ERISA or is part of a group that includes Borrower and that is treated as a single employer under Section 414 of the Code.
     Comparable Treasury Issue: the U.S. Treasury security selected by Lehman Brothers Inc. as having a maturity most nearly equal to the period from the Prepayment Date to the date that is one year after the Closing Date, at the time of selection and in accordance with customary financial practice in pricing new issues of corporate debt securities.
     Comparable Treasury Price: with respect to any Prepayment Date occurring prior to one year after the Closing Date, the average of three Reference Treasury Dealer Quotations for such Prepayment Date.
     Compliance Certificate: a certificate duly executed by a Responsible Officer, substantially in the form of Exhibit C.
     Consolidated Current Assets: at any date, the total consolidated current assets of Borrower and its Subsidiaries at such date, adjusted for non-cash assets, determined in conformity with GAAP.
     Consolidated Current Liabilities: at any date, all liabilities of Borrower and its Subsidiaries at such date which should, in conformity with GAAP, be classified as current liabilities, adjusted for non-cash liabilities, on a consolidated balance sheet of Borrower and its Subsidiaries prepared in conformity with GAAP.

     Consolidated EBITDA: of any Person for any period, Consolidated Net Income of such Person and its Subsidiaries for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) Consolidated Interest Expense of such Person and its Subsidiaries, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness, (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (e) any extraordinary, unusual or non-recurring expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business) provided that the amounts referred to in this clause (e) shall not, in the aggregate, exceed for any fiscal year of Borrower $5,000,000 and (f) any other non-cash charges, including (in case of clauses (e) and (f), charges representing (i) accruals of or reserves for cash expenditures in a future period and (ii) amortization of prepaid items paid in cash in a prior period; minus, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (A) interest income (except to the extent deducted in determining Consolidated Interest Expense), (B) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business), (C) income tax credits (to the extent not netted from income tax expense) and (D) any other non-cash income, all as determined on a consolidated basis and (E) whether or not included in the statement of such Consolidated Net Income for such period, all cash expenditures in such period for previously accrued or reserved for charges or prepaid items to be amortized in future periods; provided that for purposes of calculating Consolidated EBITDA of Borrower for any period, (i) the Consolidated EBITDA of any Person or business acquired by Borrower or its Subsidiaries during such period shall be included on a pro forma basis for such period (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period) if the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the period preceding the acquisition of such Person and the related consolidated statements of income and stockholders’ equity and of cash flows for the period in respect of which Consolidated EBITDA is to be calculated (1) have been previously provided to the Administrative Agent and the Lenders and (2) either (x) have been reported on without a qualification arising out of the scope of the audit by independent certified public accountants of nationally recognized standing or (y) have been found acceptable by the Administrative Agent and (ii) the Consolidated EBITDA of any Person or business Disposed of by Borrower or its Subsidiaries during such period shall be excluded for such period (assuming the consummation of such Disposition and the repayment of any Indebtedness in connection therewith occurred on the first day of such period).
     Consolidated Interest Coverage Ratio: for any period, the ratio of (a) Consolidated EBITDA of Borrower and its Subsidiaries for such period to (b) Consolidated Interest Expense of Borrower and its Subsidiaries for such period.
     Consolidated Interest Expense: of any Person for any period, total cash interest expense (including that attributable to Capital Lease Obligations) of such Person and its Subsidiaries for such period with respect to all outstanding Indebtedness of such Person and its Subsidiaries (including all commissions, discounts and other fees and charges owed by such Person with respect to letters of credit and bankers’ acceptance financing); provided that for purposes of calculating Consolidated Interest of Borrower for any period, (i) the Consolidated Interest of any Person or business acquired by Borrower or its Subsidiaries during such period shall be included on a pro forma basis for such period (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period) if the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the period preceding the acquisition of such Person and the related consolidated statements of income and stockholders’ equity and of cash flows for the period in respect of which Consolidated Interest is to be calculated (x) have been previously provided to the Administrative Agent and the Lenders and (y) either (1) have been reported on without a qualification arising out of the scope of the audit by independent certified public accountants of nationally recognized standing or (2) have been found acceptable by the Administrative Agent and (ii) the Consolidated Interest of any Person or business Disposed of by Borrower or its Subsidiaries during such period shall be excluded for such period (assuming the consummation of such Disposition and the repayment of any Indebtedness in connection therewith occurred on the first day of such period).
     Consolidated Leverage Ratio: as at the last day of any period of four consecutive fiscal quarters of Borrower, the ratio of (a) Consolidated Total Debt on such day to (b) Consolidated EBITDA of Borrower and its Subsidiaries for such period.
     Consolidated Net Income: of any Person for any period, the consolidated net income (or loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; provided that in calculating Consolidated Net Income of Borrower and its consolidated Subsidiaries for any period, there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of Borrower or is merged into or consolidated with Borrower or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of Borrower) in which Borrower or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by Borrower or such Subsidiary in the form of dividends or similar distributions, (c) the undistributed earnings of any Subsidiary of Borrower to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary, and (d) any one-time increase or decrease to such consolidated net income (or loss) which is required to be recorded because of the adoption of new accounting policies, practices or standards required by GAAP.
     Consolidated Total Debt: at any date, the aggregate principal amount of all Indebtedness of Borrower and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP, less (i) the aggregate amount of all Cash and Cash Equivalents in excess of $1,000,000 and (ii) until the earlier of (A) the Initial Service Date of any Additional Rig(s) and (B) the quarter ending June 30, 2010, the aggregate portion of the principal amount of Term B Loans used to acquire such Additional Rig(s).
     Consolidated Working Capital: at any date, the difference of (a) Consolidated Current Assets of Borrower on such date less (b) Consolidated Current Liabilities of Borrower on such date.
     Constituent Documents: with respect to any Person, (a) the articles or certificate of incorporation, certificate of formation or partnership, articles of organization, limited liability company agreement or agreement of limited partnership (or the equivalent organizational documents) of such Person, (b) the by-laws (or the equivalent governing documents) of such Person and (c) any document setting forth the manner of election and duties of the directors or managing members of such Person (if any) and the designation, amount or relative rights, limitations and preferences of any class or series of such Person’s Capital Stock.
     Contingent Obligation: of a Person, any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including any comfort letter, operating agreement, take or pay contract or the obligations of any such Person as general partner of a partnership with respect to the liabilities of the partnership.

     Continuing Directors: the directors of Borrower or Delta Petroleum Corporation, as applicable, on the Closing Date, and each other director if, in each case, such other director’s nomination for election to the board of directors of Borrower or Delta Petroleum Corporation, as applicable, is recommended by at least 66-2/3% of the then Continuing Directors or, in the case of Borrower, such other director receives the vote of the Permitted Investors in his or her election by the shareholders of Borrower or Delta Petroleum Corporation, as applicable.
     Contractual Obligation: with respect to any Person, any term, condition or provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its Property is bound.
     Control Investment Affiliate: with respect to any Person, any other Person that (a) directly or indirectly, is in control of, is controlled by, or is under common control with, such Person and (b) is organized by such Person primarily for the purpose of making equity or debt investments in one or more companies. For purposes of this definition, “control” of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.
     Current Ratio: as of any date of determination, the ratio of (a) Consolidated Current Assets at such date to (b) Consolidated Current Liabilities at such date.
     Daywork Drilling Contracts: collectively, those certain operating contracts for utilization of the Rigs entered into by Borrower which have a primary term of greater than six months, together with any amendments thereto, shall be in form and substance acceptable to the Lenders.
     Default: any of the events specified in Article VII, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.
     Default Rate: as defined in Section 2.8(a).
     Defensible Title: good and indefeasible title, free and clear of all Liens other than Permitted Liens.
     Deposit Account Control Agreement: a Deposit Account Control Agreement to be executed and delivered among any Loan Party, the Administrative Agent and each bank at which such Loan Party maintains any bank account, in each case, substantially in the form of Exhibit D or such other form as may be acceptable to the Administrative Agent in its sole discretion, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.
     Derivatives Counterparty: as defined in Section 6.6.
     DHS Shareholders Agreement: that certain DHS Holding Company Shareholders Agreement, dated as of May 16, 2006, by and among Holdings, Delta Petroleum Corporation, Chesapeake Energy Corporation, Bill Sauer and Tubbs LLLP, as amended by First Amendment to DHS Holding Company Shareholders Agreement, dated September 13, 2007.
     Disposition: with respect to any Property, any sale, lease, Sale and Leaseback Transaction, assignment, conveyance, transfer or other disposition (including by way of a merger or consolidation) of such Property or any interest therein (excluding the creation of any Permitted Lien on such Property but including the sale or factoring at maturity or collection of any accounts or permitting or suffering any other Person to acquire any interest (other than a Permitted Lien) in such Property) or the entering into any agreement to do any of the foregoing; and the terms “Dispose” and “Disposed of” shall have correlative meanings.
     Dollars and $: lawful currency of the United States of America.
     Drilling Rig Assets: as defined in Section 3.23.
     Environmental Laws: any and all applicable laws, rules, orders, regulations, statutes, ordinances, codes, decrees or other legally enforceable requirements (including common law) of any Governmental Authority regulating, relating to or imposing liability or standards of conduct concerning pollution, protection of the environment, natural resources or of human health, or employee health and safety, as has been, is now, or may at any time hereafter be, in effect, including the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 5101 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq., the Clean Water Act, 33 U.S.C. § 1251 et seq., the Clean Air Act, 42 U.S.C. § 7401 et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. § 136 et seq., the Oil Pollution Act of 1990, 33 U.S.C. § 2701 et seq., the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq., and the regulations promulgated pursuant thereto, and all analogous state or local statutes and regulations.
     Environmental Permits: any and all permits, licenses, approvals, registrations, notifications, exemptions and other authorizations required or obtained under any Environmental Law.
     ERISA: the Employee Retirement Income Security Act of 1974, as amended from time to time and the rules and regulations promulgated thereunder.
     Event of Default: any of the events specified in Article VII; provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.
     Excess Cash Flow: with respect to Borrower for any period, the Consolidated EBITDA of Borrower for such period plus (a) the excess, if any, of the Consolidated Working Capital at the beginning of such period over the Consolidated Working Capital at the end of such period minus (b) the sum of (without duplication) (i) scheduled and mandatory cash principal payments on the Loans during such period and optional cash principal payments on the Loans during such period, (ii) scheduled cash principal payments made by Borrower or any of its Subsidiaries during such period on other Indebtedness to the extent such other Indebtedness and payments are permitted by this Agreement, (iii) scheduled payments made by Borrower or any of its Subsidiaries on Capital Lease Obligations to the extent such Capital Lease Obligations and payments are permitted by this Agreement, (iv) Capital Expenditures made by Borrower or any of its Subsidiaries during such period to the extent permitted by this Agreement, (v) the excess, if any, of the Consolidated Working Capital at the end of such period over the Consolidated Working Capital at the beginning of such period, (vi) expenditures made with any portion of the Reinvestment Deferred Amount and (vii) Consolidated Interest Expense for such period.
     Exchange Act: the Securities Exchange Act of 1934, as amended.
     Existing Access Agreement: that certain Access Agreement between Stone Properties, LLC and the Administrative Agent, February 1, 2008.
     Existing Credit Agreement: as defined in the recitals hereto.

     Existing Deposit Account Control Agreement: collectively, those certain three Deposit Account Control Agreements among the Administrative Agent and each of (i) Chapman Trucking Company, Inc. and First Interstate Bank, dated February 12, 2008, (ii) DHS Drilling Company and First Interstate Bank, dated January 8, 2008, (iii) DHS Drilling Company and First Interstate Bank, dated December 20, 2007.
     Existing Credit Documents: the Existing Credit Agreement, together with all other agreements, instruments, financing statements or other documents executed or delivered thereunder.
     Existing Indebtedness: (i) all Indebtedness outstanding under the Existing Credit Documents together with (ii) the Subordinated Indebtedness.
     Existing Loans: as defined in Section 2.1(a).
     Federal Funds Effective Rate: for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent.
     Fee Letter: that certain Letter Agreement, dated as of August 5, 2008, among Borrower, Lehman Brothers Inc. and Lehman Commercial Paper Inc.
     Funding Office: the office specified from time to time by the Administrative Agent as its funding office by notice to Borrower and the Lenders.
     GAAP: generally accepted accounting principles in the United States of America as in effect from time to time, applied in a manner consistent with that used in preparation of the Pro Forma Balance Sheet.
     Governmental Authority: any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any province, commonwealth, territory, possession, county, parish, town, township, village or municipality, whether now existing or hereafter constituted or existing.
     Granting Lender: as defined in Section 9.6(g).
     Guarantee and Security Agreement: the Amended and Restated Guarantee and Security Agreement to be executed and delivered by Holdings, Borrower and each Subsidiary of Borrower and the Administrative Agent, substantially in the form of Exhibit E, as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.
     Guarantee Obligation: as to any Person (the “guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit), if to induce the creation of such obligation of such other Person, the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (w) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (x) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (y) to purchase Property, securities or services, in each case, primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (z) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (I) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (II) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by Borrower in good faith.
     Guarantor: each Person who is a party as a “Guarantor” and “Grantor” to a Guarantee and Security Agreement.
     Hedging Agreement: with respect to any Person, any agreement or arrangement, or any combination thereof, consisting of interest rate or currency swaps, caps or collar agreements, foreign exchange agreements, commodity contracts or similar arrangements entered into by such Person providing for protection against fluctuations in interest rates, currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.
     Indebtedness: of any Person at any date, without duplication (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of Property or services, (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under acceptance, letter of credit or similar facilities, (g) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any Capital Stock of such Person, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above; and (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on Property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation. The Indebtedness of a Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor.
     Indemnified Liabilities: as defined in Section 9.5.
     Indemnitee: as defined in Section 9.5.
     Independent Accountant: KPMG LLP or such other independent certified public accountants reasonably acceptable to the Administrative Agent.

     Initial Service Date: (a) with respect to any new build Rig(s), the earlier of (i) such date as Borrower and the Administrative Agent shall agree and (ii) the date one year after the date of any borrowings utilized to acquire such Rig(s), including any borrowings used as a deposit therefor and (b) with respect to any other Rig(s), the earlier of (i) the date such Rig(s) is acquired by Borrower or any Subsidiary Guarantor and (ii) the date three months after the date of any borrowings utilized to acquire such Rig(s), including any borrowings used as a deposit therefor or, in the case of borrowings for purposes of acquiring Rig 34, four months after the closing date.
     Insolvency: with respect to any Multiemployer Plan, the condition that such Benefit Plan is insolvent within the meaning of Section 4245 of ERISA.
     Insolvent: pertaining to a condition of Insolvency.
     Intellectual Property: the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, state, multinational or foreign laws or otherwise, including, copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, service-marks, technology, know-how and processes, licenses or rights to use databases, geological data, geophysical data, engineering data, seismic data, maps, interpretations and other technical information, recipes, formulas, trade secrets and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.
     Interest Payment Date: (a) the first Business Day immediately following the end of each calendar quarter, commencing with September 30, 2008 (so that the first Interest Payment Date is October 1, 2008), and the Maturity Date and (b) the date of any repayment or prepayment made with respect to any Loan.
     Interest Rate: subject to Section 2.10, for each LIBOR Period, a rate per annum equal to the LIBOR Rate plus the Applicable Interest Margin.
     Investment: for any Person (a) the acquisition (whether for cash, Property of such Person, services or securities or otherwise) of Capital Stock, bonds, notes, debentures, debt securities, partnership or other ownership interests or other securities of, or any Property constituting an ongoing business of, or the making of any capital contribution to, any other Person or any agreement to make any such acquisition or capital contribution, (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person, but excluding any such advance, loan or extension of credit having a term not exceeding 90 days representing the purchase price of inventory or supplies sold in the ordinary course of business), (c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person, and (d) any other investment that would be classified as such on a balance sheet of such Person in accordance with GAAP.
     Lenders: as defined in the preamble hereto.
     LIBOR Business Day: a Business Day on which banks in the city of London, England are generally open for dealings in Dollar deposits in the London interbank market.
     LIBOR Period: each period commencing on a LIBOR Business Day and ending on the first LIBOR Business Day of the month beginning three months thereafter; provided that the first LIBOR

Period shall begin on the Closing Date and end on September 30, 2008, and each successive LIBOR Period shall begin on the last LIBOR Business Day of the immediately preceding LIBOR Period.
     LIBOR Rate: for each LIBOR Period, a rate of interest determined by the Administrative Agent equal to the greater of:
(a) 2.75%; and
(b) (i) the offered rate for deposits in United States Dollars for the applicable LIBOR Period that appears on Reuters Screen LIBOR01 (or any successor thereto) as of 11:00 a.m. (London time) on the second full LIBOR Business Day preceding the first day of each LIBOR Period (unless such date is not a Business Day, in which event the next succeeding Business Day will be used); divided by
     (ii) a number equal to 1.0 minus the aggregate (but without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on the day that is two LIBOR Business Days prior to the beginning of such LIBOR Period (including basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto, as now and from time to time in effect) for Eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board) that are required to be maintained by a member bank of the Federal Reserve System.
     If such interest rates shall cease to be available from Reuters News Service, the LIBOR Rate shall be determined from such comparable publicly available financial reporting service for displaying any Eurodollar rates as shall be reasonably selected by the Administrative Agent.
     Lien: any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever intended to assure payment or performance of any Indebtedness or other obligation (including any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction naming the owner of the asset to which such Lien relates as debtor).
     Loans: as defined in Section 2.1(b).
     Loan Documents: this Agreement, the Commitment Letter, the Fee Letter, the Security Documents, the Notes and each certificate, agreement, waiver, consent or document executed by a Loan Party and delivered to the Administrative Agent or any Lender in connection with or pursuant to any of the foregoing.
     Loan Parties: Holdings, Borrower and each Subsidiary of Borrower.
     Loan Percentage: the Term A Loan Percentage or the Term B Loan Percentage, or any combination of the foregoing, as the context may require.
     Management Investors: collectively, Bill Sauer, Jr. and Gregg Tubbs.
     Make-Whole Price: an amount equal to the greater of:

(1)	100% of the principal amount of the Loans to be prepaid; and

(2)	the sum of the present values of (A) the principal amount of the Loans to be prepaid plus the Applicable Premium on August 30, 2009 and (B) the remaining scheduled payments of interest from the Prepayment Date to August 30, 2009 (not including any portion of such payments of interest accrued as of the Prepayment Date) discounted back to the Prepayment Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points.
     Material Adverse Effect: a material adverse effect on any of (a) the results of operations, business, assets, liabilities, property, condition (financial or otherwise), management, value or prospects of the Loan Parties taken as a whole, (b) the value of the Collateral (except when such value is affected by then-current market conditions), (c) the legality, validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Agents or the Lenders hereunder or thereunder, (d) the perfection or priority of the Liens granted pursuant to the Security Documents or (e) the ability of Borrower to repay the Obligations or of the Loan Parties to perform their obligations under the Loan Documents.
     Material Environmental Amount: an amount or amounts payable or reasonably likely to become payable by any Loan Party or any of its Subsidiaries, in the aggregate in excess of $100,000, for costs to comply with or any liability under any Environmental Law, failure to obtain or comply with any Environmental Permit, costs of any investigation, and any remediation, of any Material of Environmental Concern, and any other cost or liability, including compensatory damages (including damages to natural resources), punitive damages, fines, and penalties pursuant to any Environmental Law.
     Materials of Environmental Concern: any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products, polychlorinated biphenyls, natural gas or natural gas products, mercury, hydrogen sulfide, drilling fluids, produced water, asbestos, pollutants, contaminants, radioactivity, and any other substances or forces of any kind, whether or not any such substance or force is defined as hazardous or toxic under any Environmental Law, that is regulated pursuant to or could give rise to liability under any Environmental Law.
     Maturity Date: as defined in Section 2.3.
     Moody’s: Moody’s Investors Service, Inc.
     Mortgaged Properties: the Real Property listed on Schedule 1.2, together with any additional Real Properties which Borrower or any Subsidiary may hereafter acquire, in each case as to which the Administrative Agent for the benefit of the Secured Parties shall be granted a Lien pursuant to one or more Mortgages.
     Mortgages: each of the mortgages and deeds of trust, if any, made by any Loan Party in favor of, or for the benefit of, the Administrative Agent for the benefit of the Secured Parties, in each case, in form and substance acceptable to the Administrative Agent, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.
     Multiemployer Plan: a Benefit Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.
     Net Cash Proceeds: (a) in connection with any Asset Sale or any Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Sale or Recovery Event, net of (i) amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset that is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document), (ii) in the case of an Asset Sale, attorneys’ fees, accountants’ fees, investment bank fees and other reasonable and customary fees and expenses actually incurred in connection therewith and (iii) taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements); provided that the evidence of each of (i), (ii) and (iii) is provided to the Administrative Agent in form and substance reasonably satisfactory to it, and (b) in connection with any issuance or sale of Capital Stock or debt securities or instruments or the incurrence of Indebtedness for borrowed money, the cash proceeds received from such issuance, sale or incurrence, net of attorneys’ fees, investment banking fees, accountants’ fees, underwriting discounts and commissions and other reasonable and customary fees and expenses actually incurred in connection therewith; provided, that in the case of this clause (b), evidence of such costs is provided to the Administrative Agent in form and substance reasonably satisfactory to it.
     Non-Excluded Taxes: as defined in Section 2.11(a).
     Non-U.S. Lender: as defined in Section 2.11(d).
     Note: as defined in Section 2.4(e).
     Obligations: the unpaid principal of and interest on (including, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Loan Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of any Loan Party to the Administrative Agent or to any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, fees, reimbursement obligations, indemnities, costs, expenses (including, all fees, charges and disbursements of counsel to the Administrative Agent or to any Lender that are required to be paid by any Loan Party pursuant hereto) or otherwise.
     Other Taxes: any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.
     Participant: as defined in Section 9.6(b).
     Patriot Act: as defined in Section 9.18.
     Payment Office: the office specified from time to time by the Administrative Agent as its payment office by notice to Borrower and the Lenders.
     PBGC: the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).
     Permits: the collective reference to (i) Environmental Permits, and (ii) any and all other franchises, licenses, leases, permits, approvals, consents, notifications, certifications, registrations,

authorizations, exemptions, variances, qualifications, easements and rights of way of any Governmental Authority or third party.
     Permitted Capital Expenditures: as defined in Section 6.7(d).
     Permitted Capex Amount: as defined in Section 6.7.
     Permitted Equity Financing: any sale or issuance of the Capital Stock of Holdings for cash not resulting in a Change of Control and any cash contribution to the capital of Holdings by a Permitted Investor, in each case, (i) the sole purposes of which is to fund Capital Expenditures by Borrower or any Subsidiary Guarantor within the fiscal quarter in which such sale, issuance or contribution is made and (ii) the net proceeds of which Holdings contributes in full to Borrower concurrently with the consummation of such sale, issuance of contribution.
     Permitted Indebtedness: as defined in Section 6.2.
     Permitted Investors: the collective reference to Delta Petroleum Corporation, CHK Holdings, L.L.C. and the Management Investors.
     Permitted Liens: the collective reference to (i) in the case of Collateral other than Pledged Stock, Liens permitted by Section 6.3 and (ii) in the case of Collateral consisting of Pledged Stock, non-consensual Liens permitted by Section 6.3 to the extent arising by operation of law.
     Person: an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.
     Pledged Stock: as defined in the Guarantee and Security Agreement.
     Prepayment Date: (a) with respect to any mandatory prepayment pursuant to Section 2.7, the date of such mandatory prepayment and (b) with respect to any optional prepayment pursuant to Section 2.6, the date of such optional prepayment.
     Pro Forma Balance Sheet: as defined in Section 3.1(a).
     Projections: as defined in Section 5.3(c).
     Property: any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.
     Purchase Price Refund: any amount received by any Loan Party after the Closing Date as a result of a purchase price adjustment or similar event in connection with any acquisition of Property by such Loan Party.
     Qualified Investment: expenditures incurred (i) to acquire or repair similar assets owned (or to be owned) by Borrower or any Wholly Owned Subsidiary Guarantor of the same type as those subject to such Reinvestment Event or equipment (or to be owned) by and useful in the business of Borrower or any Wholly Owned Subsidiary Guarantor or (ii) to reimburse Borrower or such Wholly Owned Subsidiary Guarantor for amounts paid from the operating cash flow of such Person in advance of the receipt of Net Cash Proceeds with respect to any Recovery Event in order to repair or replace the assets of Borrower or any Wholly Owned Subsidiary Guarantor that have been damaged, destroyed or lost as a result of any casualty event or condemnation; provided that Borrower or such Wholly Owned Subsidiary Guarantor shall not be reimbursed in an amount exceeding the Net Cash Proceeds actually received in connection with such Recovery Event.
     Real Property: the surface, subsurface and mineral rights, buildings and interests and any appurtenances thereto owned, leased or otherwise held by any Loan Party or its Subsidiaries.
     Recovery Event: any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding (or proceeding in lieu thereof) relating to any asset of any Loan Party.
     Reference Treasury Dealer Quotations: the average, as determined by the Administrative Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) at 5:00 p.m., New York City time, on the third Business Day preceding the Prepayment Date.
     Register: as defined in Section 9.6(d).
     Regulation U: Regulation U of the Board as in effect from time to time.
     Reinvestment Deferred Amount: with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by any Loan Party in connection therewith that are duly specified in a Reinvestment Notice as not being required to be initially applied to prepay the Loans pursuant to Section 2.7(b) as a result of the delivery of a Reinvestment Notice.
     Reinvestment Event: any Asset Sale, Purchase Price Refund or Recovery Event in respect of which Borrower has delivered a Reinvestment Notice.
     Reinvestment Notice: a written notice executed by a Responsible Officer stating that no Default or Event of Default has occurred and is continuing and stating that Borrower (directly or indirectly through a Wholly Owned Subsidiary Guarantor) intends and expects to use all or a specified portion of the Net Cash Proceeds of a Reinvestment Event specified in such notice to make a Qualified Investment.
     Reinvestment Prepayment Amount: with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less the portion, if any, thereof expended prior to the relevant Reinvestment Prepayment Date to make a Qualified Investment.
     Reinvestment Prepayment Date: with respect to any Reinvestment Event, the earlier of (a) the date occurring six months after such Reinvestment Event and (b) the date on which Borrower shall have determined not to, or shall have otherwise ceased to, make a Qualified Investment with all or any portion of the relevant Reinvestment Deferred Amount.
     Related Fund: with respect to any Lender, any fund that (a) invests in commercial loans and (b) is managed or advised by the same investment advisor as such Lender, by such Lender or an Affiliate of such Lender.
     Reorganization: with respect to any Multiemployer Plan, the condition that such Benefit Plan is in reorganization within the meaning of Section 4241 of ERISA.

     Reportable Event: any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Reg. § 4043.
     Required Equity Contribution: as defined in Section 5.15.
     Required Lenders: at any time, Lenders having Aggregate Exposure Percentages of more than 66 2/3%.
     Requirement of Law: as to any Person, the Constituent Documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.
     Responsible Officer: as to any Loan Party, the chief executive officer, president or chief financial officer of such Loan Party, but in any event, with respect to financial matters, the chief financial officer of such Loan Party. Unless otherwise qualified, all references to a “Responsible Officer” shall refer to a Responsible Officer of Borrower.
     Restricted Payments: as defined in Section 6.6.
     Rig: any of the land-based drilling and workover rigs owned by any Loan Party, including the Additional Rigs.
     Rig Appraisal: a written appraisal in form, content and detail reasonably satisfactory to the Administrative Agent prepared by an Approved Appraiser.
     Rig Accessories: all pumps, drilling equipment, machinery, equipment and parts.
     Rig Asset Value: the “as is, where is” six month, orderly liquidation value of the Drilling Rig Assets.
     Specified Drilling Assets: the Rigs and certain equipment described on Schedule 1.3.
     S&P: Standard & Poor’s Ratings Services, a division of McGraw-Hill Companies, Inc.
     Sale and Leaseback Transaction: any sale or other transfer of Property by any Person with the intent of such Person or an Affiliate thereof to lease such Property as lessee.
     SEC: the Securities and Exchange Commission (or successor thereto or an analogous Governmental Authority).
     Secured Parties: collectively, the Administrative Agent and any Lender.
     Security Documents: the collective reference to the Guarantee and Security Agreement, the Mortgages, each Deposit Account Control Agreement, each Access Agreement and all other security documents hereafter delivered to the Administrative Agent granting a Lien on any Property of any Person to secure any of the Obligations, in each case, as the same may be amended, restated or otherwise modified from time to time in accordance herewith and therewith.
     Single Employer Plan: any Benefit Plan that is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

     Solvency Certificate: a solvency certificate and analysis by the chief financial officer of Borrower substantially in the form of Exhibit F.
     Solvent: with respect to any Person, as of any date of determination, (a) the amount of the “present fair saleable value” of the assets of such Person will, as of such date, exceed the amount of all “liabilities of such Person, contingent or otherwise”, as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, (d) such Person will be able to pay its debts as they mature and (e) such Person is not insolvent within the meaning of any applicable Requirement of Law. For purposes of this definition, (i) “debt” means liability on a “claim”, and (ii) “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.
     SPC: as defined in Section 9.6(g).
     Specified Vehicles: is defined in the Guarantee and Security Agreement.
     Subordinated Indebtedness: (i) that certain Indebtedness owed by Borrower to Delta Petroleum Corporation for cash in the amount of $6,000,000 together with (ii) that certain Indebtedness owed by Borrower to CHK Holdings, L.L.C. for cash in the amount of $6,000,000, both as further evidenced by Subordinated Promissory Notes dated March 27, 2008.
     Subsidiary: as to any Person, a corporation, partnership, limited liability company or other entity of which shares of Capital Stock having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, in each case, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of Borrower.
     Subsidiary Guarantor: each Subsidiary of Borrower that is a Guarantor.
     Tax Affiliate: with respect to any Person, (a) any Subsidiary of such Person, and (b) any Affiliate of such Person with which such Person files or is eligible to file consolidated, combined or unitary tax returns.
     Tax Returns: as defined in Section 3.11.
     Term A Commitment: as to any Lender, the obligation of such Lender, if any, to make a Term A Loan to Borrower hereunder in a principal amount not to exceed the amount set forth under the heading “Term A Commitment” opposite such Lender’s name on Schedule 1.1 hereto, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be reduced pursuant to Section 2.1. The original aggregate amount of the Term A Commitments is

$75,000,000, and after giving effect to the conversion and continuation on the date hereof of the Existing Loans is $0.
     Term A Lender: each Lender that has a Term A Commitment or is the holder of a Term A Loan.
     Term A Loan Percentage: as to any Term A Lender at any time, the percentage which the aggregate principal amount of such Lender’s Term A Loans then outstanding constitutes of the aggregate principal amount of all Term A Loans then outstanding.
     Term A Loans: as defined in Section 2.1(a).
     Term B Commitment: as to any Lender, the obligation of such Lender, if any, to make a Term B Loan to Borrower hereunder in a principal amount not to exceed the amount set forth under the heading “Term B Commitment” opposite such Lender’s name on Schedule 1.1 hereto, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be reduced from time to time pursuant to Section 2.1. The original aggregate amount of the Term B Commitments is $75,000,000.
     Term B Lender: each Lender that has a Term B Commitment or is the holder of a Term B Loan.
     Term B Loan Percentage: as to any Term B Lender at any time, the percentage which the aggregate principal amount of such Lender’s Term B Loans then outstanding constitutes of the aggregate principal amount of all Term B Loans then outstanding.
     Term B Loans: as defined in Section 2.1(b).
     Transferee: as defined in Section 9.14.
     Treasury Rate: with respect to any Prepayment Date prior to one year after the Closing Date, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H. 15(159)” or any successor publication that is published weekly by the Board and that establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Maturity Date, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined, and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Prepayment Date. The Treasury Rate shall be calculated on the third Business Day preceding the applicable Prepayment Date.
     UCC: the Uniform Commercial Code, as in effect from time to time in the State of New York or other applicable jurisdiction.
     Wholly Owned Subsidiary: as to any Person, any other Person all of the Capital Stock of which (other than directors’ qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.

     Wholly Owned Subsidiary Guarantor: any Subsidiary Guarantor that is a Wholly Owned Subsidiary of Borrower.
     1.2 Other Definitional Provisions.
     (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.
     (b) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to Borrower and its Subsidiaries not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP; provided that for purposes of Section 6.1, any non-cash items arising under FAS 133, 142, 143 or 144 shall be excluded from the relevant calculation.
     (c) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.
     (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
     (e) All calculations of financial ratios set forth in Section 6.1 shall be calculated to the same number of decimal places as the relevant ratios are expressed in and shall be rounded upward if the number in the decimal place immediately following the last calculated decimal place is five or greater. For example, if the relevant ratio is to be calculated to the hundredth decimal place and the calculation of the ratio is 5.126, the ratio will be rounded up to 5.13.
     (f) Each agreement defined in this Agreement shall include all appendices, exhibits and schedules thereto, and references thereto shall be to such agreement as amended, restated, replaced, supplemented or otherwise modified; provided that if the prior written consent of the Required Lenders is required hereunder for an amendment, restatement, replacement, supplement or other modification to any such agreement and such consent is obtained, references in this Agreement to such agreement shall be to such agreement as so amended, restated, replaced, supplemented or modified.
     (g) References in this Agreement to any statute shall be to such statute as amended or modified and in effect at the time any such reference is operative.
     (h) The term “including” when used in any Loan Document means “including without limitation” except when used in the computation of time periods.
     (i) The term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.
     (j) The terms “Lender” and “Administrative Agent” include their respective successors.
     (k) The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Capital Stock, securities (as such term is defined in the Securities Act), revenues, accounts, leasehold interests and contract rights.
     (l) Each reference to “Loan Party” in Article III shall include any Subsidiary of Borrower that is or, pursuant to Section 5.10 or Section 6.17, is required to be a Guarantor.
     1.3 Computation of Time Periods. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.”
ARTICLE II
AMOUNT AND TERMS OF COMMITMENTS
     2.1 Loan Commitments.
     (a) The Credit Parties acknowledge and agree that as of immediately prior to the Closing Date the aggregate principal amount of all loans outstanding under the Existing Credit Agreement equals $75,000,000 (the “Existing Loans”) and that, subject to Section 4.1, the entire principal balance of such loans are hereby converted into and continued as term loans (such loans, “Term A Loans”). Notwithstanding anything set forth herein to the contrary, in order to effect the continuation of the Existing Loans as Term A Loans as contemplated by the preceding sentence, the amount to be funded on the first Borrowing Date by each Lender hereunder in respect of its Term A Commitment shall be reduced by the principal amount of such Lender’s Existing Loans converted into and continued as Term A Loans.
     (b) Subject to the terms and conditions hereof, each Term B Lender severally agrees to make additional term loans to Borrower, from time to time prior to the Commitment Expiration Date, on any Borrowing Date requested by Borrower, subject to Section 4.2, in an aggregate principal amount not to exceed such Lender’s Term B Commitment as of such Borrowing Date (each such term loan, a “Term B Loan” and, together with the Term A Loans, the “Loans”).
     (c) The Commitment of any Lender shall be reduced on the date of funding of any Loan, subject to Section 4.2, by the principal amount of the Loan funded. The remaining Commitments shall automatically and without notice be reduced to zero at the close of business on the day preceding the Commitment Expiration Date. Once repaid, Loans may not be reborrowed and the Commitments, once terminated or reduced, may not be reinstated. Upon 30 days’ written notice to the Administrative Agent, Borrower may terminate and permanently reduce any unused portion of the aggregate Commitments.
     2.2 Procedures for Borrowing. For all Term B Loans Borrower shall deliver to the Administrative Agent a Borrowing Notice (which Borrowing Notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, one Business Day prior to the anticipated borrowing date) requesting that the Lenders make the Term B Loans on the requested Borrowing Date for such Term B Loans and specifying the amount to be borrowed. Upon receipt of such Borrowing Notice, the Administrative Agent shall promptly notify each Lender thereof. Not later than 12:00 Noon, New York City time, on the Borrowing Date specified for Term B Loans hereunder, each Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Term B Loan or Term B Loans to be made by such Lender; provided that Borrower shall not deliver a Borrowing Notice, and no Lender is under any obligation to make available any funds, for Term B Loans in an aggregate amount for all Lenders less than $1,000,000, and all such Term B Loans shall be made in integers of $100,000 except, in each case, if such amount is the remaining unborrowed amount of the Commitments. The Administrative Agent shall make available to Borrower the aggregate of the amounts made available to the Administrative Agent by the Lenders, in like funds as received by the Administrative Agent.
     2.3 Maturity Date. The Loans of each Lender shall mature on August 31, 2011 (the “Maturity Date”).
     2.4 Repayment of Loans; Evidence of Debt.
     (a) Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the appropriate Lender the entire unpaid principal amount of each Loan of such Lender on such date on which the Loans become due and payable pursuant to this Section 2.4(a), Sections 2.6 or 2.7 or Article VII. Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 2.8.
     (i) The aggregate principal amount of the Term A Loans of each Term A Lender shall be payable in consecutive quarterly installments on the first Business Day immediately following the end of each calendar quarter, beginning April 1, 2010, each of which shall be in an amount equal to such Lender’s Term A Loan Percentage multiplied by the amount set forth below opposite the installment amount for the applicable year (with the installments in each such year being equal in amount):

Principal
Installment	Amount
2008	$0
2009	$0
2010	$37,500,000
2011	$37,500,000
     (ii) The Term B Loans of each Term B Loan Lender shall be due and payable in full in immediately available funds on August 31, 2011.
     (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing Indebtedness of Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.
     (c) The Administrative Agent, on behalf of Borrower, shall maintain the Register pursuant to Section 9.6(d), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder and any Note evidencing such Loan, (ii) the amount of any principal or interest due and payable or to become due and payable from Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from Borrower and each Lender’s share thereof.
     (d) The entries made in the Register and the accounts of each Lender maintained pursuant to this Section 2.4 shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of Borrower therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of Borrower to repay (with applicable interest) the Loans made to Borrower by such Lender in accordance with the terms of this Agreement.

     (e) Borrower agrees that, upon the request to the Administrative Agent by any Lender, Borrower will promptly execute and deliver to such Lender a promissory note of Borrower evidencing any Loans of such Lender, substantially in the form of Exhibit G-1, in the case of Term A Loans, and Exhibit G-2, in the case of any Term B Loans (in each case, a “Note”), with appropriate insertions as to date and principal amount; provided that delivery of Notes shall not be a condition precedent to the occurrence of the Closing Date or the making of the Loans on any Borrowing Date.
     2.5 Fees.
     (a) On the Closing Date, Borrower shall pay the Administrative Agent for the account of each Lender a fee equal to 1.25% of the amount by which the Commitments exceed the aggregate outstanding principal balance under the Existing Credit Agreement as at the time immediately prior to the Closing Date.
     (b) On December 20, 2008, Borrower shall pay the Administrative Agent for the account of the Lenders as of such first anniversary a fee equal to $375,000, which fee shall be fully earned on the Closing Date.
     (c) Borrower agrees to pay to the Administrative Agent for the account of each Lender a fee for the period from and including the Closing Date to the Commitment Expiration Date, computed at a rate equal to 1/2 of 1% per annum on the average daily amount of the Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on each Interest Payment Date and on the Commitment Expiration Date, commencing on the first of such dates to occur after the Closing Date. Borrower may terminate the availability of any unused portion of the Commitment upon thirty (30) days prior notice to the Administrative Agent.
     (d) Borrower shall pay to the Administrative Agent for its own account an annual nonrefundable administration fee equal to $50,000, such fee to be paid in advance on the Closing Date and thereafter on each anniversary of the Closing Date (other than the Maturity Date) or, if any such date is not a Business Day, on the first Business Day thereafter.
     (e) Borrower agrees to pay to the Administrative Agent the fees in the amounts and on the dates from time to time agreed to in writing by Borrower and the Administrative Agent.
     2.6 Optional Prepayments.
     (a) At any time after August 31, 2009, Borrower may, upon at least three Business Days’ prior notice to the Administrative Agent stating the Prepayment Date and aggregate principal amount of the prepayment, prepay on any date the outstanding principal amount of the Term A Loans, in whole or in part, at Borrower’s option, at 100% of the principal amount thereof, together with accrued interest through the Prepayment Date on the principal amount prepaid, in accordance with the provisions of this Agreement.
     (b) Subject the concurrent payment of the Applicable Premium, if required, Borrower may, upon at least three Business Days’ prior notice to the Administrative Agent stating the Prepayment Date and aggregate principal amount of the prepayment, prepay on any date the outstanding principal amount of the Term B Loans, in whole or in part, at Borrower’s option, at 100% of the principal amount thereof, together with accrued interest through the Prepayment Date on the principal amount prepaid, in accordance with the provisions of this Agreement.

     (c) On any date prior to the first anniversary of the Closing Date, Borrower may, upon at least three Business Days’ prior notice to the Administrative Agent stating the Prepayment Date and aggregate principal amount of the prepayment, prepay the outstanding principal amount of the Term B Loans in whole or in part, at Borrower’s option, at the Make-Whole Price, together with accrued interest through the Prepayment Date on the principal amount prepaid, in accordance with the provisions of this Agreement.
     (d) On any date after the first anniversary of the Closing Date, subject to the concurrent payment of the Applicable Premium, Borrower may, upon at least three Business Days’ prior notice to the Administrative Agent stating the Prepayment Date and aggregate principal amount of the prepayment, prepay on any date the outstanding principal amount of the Term B Loans, in whole or in part, at Borrower’s option, together with accrued interest through the Prepayment Date on the principal amount prepaid
     (e) For purposes hereof, the “Applicable Premium” shall be a cash amount equal to the percentages of principal amount of the Loans being prepaid set forth below:

If prepaid on or prior to August 15, 2010	2.0%
If prepaid at any time after August 15, 2010	0.0%
     (f) Each partial prepayment shall be in an aggregate amount not less than $1,000,000 or integral multiples of $100,000 in excess thereof, and any such prepayment must be accompanied by payment of Agent’s and each Lender’s reasonable out-of-pocket expenses and payment of any LIBOR funding breakage costs in accordance with Section 2.12. Upon the giving of such notice of prepayment, the principal amount of the Loans specified to be prepaid and at the applicable price specified therefor, together with the accrued interest through the Prepayment Date and, if applicable, the Applicable Premium, shall become due and payable on the Prepayment Date.
     (g) Upon the giving of any such notice of prepayment, the principal amount of the Loans specified to be prepaid, together with the accrued interest thereon through the Prepayment Date shall become due and payable on the Prepayment Date.
     (h) Any optional prepayment under this Section 2.6 shall be applied to the Loans as set forth in Section 2.9 below.
     2.7 Mandatory Prepayments.
     (a) Unless the Required Lenders shall otherwise agree, if any Capital Stock shall be issued (excluding any Permitted Equity Financing and the Required Equity Contribution), or any Indebtedness (excluding any Permitted Indebtedness) incurred, by any Loan Party or any Person shall make any contribution to the capital of any Loan Party (excluding any Permitted Equity Financing, the Required Equity Contribution and contributions by Holdings to the capital of Borrower, or by Borrower to the capital of any Wholly Owned Subsidiary Guarantor), then on the date of such issuance, incurrence or capital contribution, Borrower shall prepay the principal amount of the Loans in an amount equal to the amount of the Net Cash Proceeds of such issuance, incurrence or capital contribution. The provisions of this Section 2.7(a) do not constitute a consent to the issuance of any Capital Stock by any Person whose Capital Stock is pledged pursuant to any Security Document, or a consent to the incurrence of any Indebtedness or the making of any capital contribution by any Loan Party.

     (b) Unless the Required Lenders shall otherwise agree, if on any date any Loan Party shall receive a Purchase Price Refund or Net Cash Proceeds from any Asset Sale or Recovery Event then, on the date of receipt by such Person of such Net Cash Proceeds or such Purchase Price Refund, Borrower shall prepay the principal amount of the Loans in an amount equal to the amount of such Net Cash Proceeds or such Purchase Price Refund; provided, however, that in the case of any Net Cash Proceeds constituting the Reinvestment Deferred Amount with respect to a Reinvestment Event, Borrower shall prepay the Loans in an amount equal to the Reinvestment Prepayment Amount applicable to such Reinvestment Event, if any, on the Reinvestment Prepayment Date with respect to such Reinvestment Event; provided further that the aggregate Net Cash Proceeds of Reinvestment Events that may be specified as Reinvestment Deferred Amounts in one or more Reinvestment Notices shall not exceed $250,000 in the case of any Reinvestment Event and $500,000 in the aggregate in the case of all Reinvestment Events. The provisions of this Section do not constitute a consent to the consummation of any Disposition not permitted by Section 6.5.
     (c) If on any date, a Collateral Value Deficiency exists, Borrower shall immediately (and in any event no later than the date five Business Days after such date), and without the necessity of demand by the Administrative Agent, prepay the principal amount of the Loans by an amount equal to the amount of such Collateral Value Deficiency.
     (d) Not later than the first business day following the end of the first quarter following each fiscal year (beginning on April 1, 2010 with respect to fiscal year 2009), Borrower shall prepay the principal amount of the Loans in an amount equal to 75% of Excess Cash Flow for such fiscal year;
     (e) Upon the occurrence of a Change of Control, the Required Lenders, at their sole discretion, may require Borrower to immediately prepay the outstanding principal amount of the Loans (after considering any prepayments by Borrower pursuant to Section 2.6), together with all other amounts owing under this Agreement or any Loan Document including any fees and expenses earned or then due and payable under any Loan Document.
     (f) Each prepayment of the Loans pursuant to this Section 2.7 shall be applied in accordance with Section 2.9 below and shall be accompanied by payment of accrued interest to the Prepayment Date on the principal amount prepaid. Each prepayment of the Term B Loans pursuant to Sections 2.7(a), (b) (other than resulting from a sale of the Specified Drilling Assets), (c) or (e) shall include a concurrent payment of the Applicable Premium or, in the case of prepayments prior to the first anniversary of the Closing Date, shall be accompanied by a premium equal to the excess, if any, of the Make-Whole Price over the principal amount of Loans being prepaid.
     2.8 Interest Rates, Payment Dates and Computation of Interest and Fees.
     Each Loan shall bear interest for each day on which it is outstanding at the Interest Rate.
     (a) (i) If all or a portion of the principal amount of any Loan shall not be paid when due (whether at the stated maturity, by acceleration or otherwise) or there shall occur and be continuing any other Event of Default, all outstanding Loans (whether or not overdue) (to the extent legally permitted) shall bear interest at a rate per annum that is equal to the Interest Rate plus 2.0% the (“Default Rate”), from the date of such nonpayment of principal or occurrence of such Event of Default, respectively, until such amount of principal is paid in full (after as well as before judgment) or until such Event of Default is no longer continuing, respectively, and (ii) if all or a portion of any interest payable on any Loan or any fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the

Default Rate, in each case, with respect to clauses (i) and (ii) above, from the date of such non payment until such amount is paid in full (after as well as before judgment).
     (b) Subject to Section 2.7(f) and Section 2.9(h), interest on the Loans shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to Section 2.8(a) shall be payable from time to time on demand.
     (c) Interest, fees and commissions payable pursuant hereto shall be calculated on the basis of a year of 360 days.
     2.9 Application of Payments.
     (a) The borrowing by Borrower of Loans from the Lenders hereunder, any reduction of the Commitments of the Lenders and, subject to Section 2.9(c), each payment by Borrower on account of any fee, shall be made pro rata according to the respective Term A Loan Percentages or Term B Loan Percentages, as the case may be, of the relevant Lenders. Each payment (including prepayments) in respect of principal or interest in respect of any Loans and each payment in respect of fees or expenses payable hereunder shall be applied to the amounts of such obligations owing to the Lenders pro rata according to the respective amounts then due and owing to the Lenders. The foregoing notwithstanding, optional prepayments and mandatory prepayments of principal pursuant to Sections 2.6 and 2.7 shall be applied to Term A Loans and Term B Loans pro rata according to the respective aggregate amounts of such Loans then outstanding. Amounts prepaid on account of the Loans may not be reborrowed.
     (b) So long as no Event of Default shall have occurred and be continuing all payments and any other amounts received by the Administrative Agent from or for the benefit of Borrower shall be applied: (i) first, to pay all Obligations then due and payable and (ii) second, as Borrower so designates.
     (c) After the occurrence and during the continuance of any Event of Default, Borrower hereby irrevocably waives the right to direct the application of any and all payments in respect of the Obligations and any proceeds of Collateral, and agrees that the Administrative Agent may, and shall upon either (A) the written direction of the Required Lenders or (B) the acceleration of the Obligations pursuant to Section 7.1, apply all payments in respect of any Obligations and all proceeds of Collateral in the following order:
     (i) first, to the payment or reimbursement of the Administrative Agent for all costs, expenses, disbursements and losses incurred by the Administrative Agent and which any Loan Party is required to pay or reimburse pursuant to the Loan Documents;
     (ii) second, to the payment or reimbursement of the Lenders for all costs, expenses, disbursements and losses incurred by such Persons and which any Loan Party is required to pay or reimburse pursuant to the Loan Documents;
     (iii) third, to the payment of interest on the Loans which is then due;
     (iv) fourth, to the payment of principal of the Loans which is then due (applied on a pro rata basis among Term A Loans and Term B Loans);
     (v) fifth, to the payment or prepayment to the Lenders of all other Obligations; and
     (vi) sixth, to whomsoever shall be legally entitled thereto.

     (d) If any Lender owes payments to the Administrative Agent hereunder, any amounts otherwise distributable under this Section 2.9 to such Lender shall be deemed to belong to the Administrative Agent to the extent of such unpaid payments, and the Administrative Agent shall apply such amounts to make such unpaid payments rather than distribute such amounts to such Lender. All distributions of amounts described in paragraphs second and fifth above shall be made by the Administrative Agent to each Lender on a pro rata basis determined by the amount such Obligations owed to such Lender represents of the aggregate amount of all such Obligations.
     (e) All payments (including prepayments) to be made by Borrower hereunder, whether on account of principal, interest, premium, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the relevant Lenders, at the Payment Office, in Dollars and in immediately available funds. Any payment made by Borrower after 12:00 Noon, New York City time, on any Business Day shall be deemed to have been made on the next following Business Day. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. In the case of any extension of any payment of principal pursuant to the preceding sentence, interest thereon shall be payable at the then-applicable rate during such extension.
     (f) Unless the Administrative Agent shall have been notified in writing by any Lender prior to the borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on any Borrowing Date, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 2.9(f) shall be conclusive in the absence of manifest error. If such Lender’s share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days after such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the Interest Rate, on demand, from Borrower.
     (g) Unless the Administrative Agent shall have been notified in writing by Borrower prior to the date of any payment due to be made by Borrower hereunder that Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Lenders their respective pro rata shares of a corresponding amount. If such payment is not made to the Administrative Agent by Borrower within three Business Days after such due date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against Borrower.
     (h) Each payment of the Loans shall be accompanied by accrued interest to the date of such payment on the amount paid.
     2.10 Requirements of Law.

     (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:
     (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Application or any LIBOR Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section 2.11 and changes in the rate of tax on the overall net income of such Lender);
     (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender that is not otherwise included in the determination of the LIBOR Rate hereunder; or
     (iii) shall impose on such Lender any other condition;
and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, continuing or maintaining Loans bearing interest by reference to the LIBOR Rate, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender on an after-tax basis for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this Section 2.10, it shall promptly notify Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled.
     (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy, reserve requirements or similar requirements generally acceptable to lending institutions or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law) from any Governmental Authority made subsequent to the Closing Date shall have the effect of reducing the rate of return on such Lender’s or such corporation’s capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender’s or such corporation’s policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to Borrower (with a copy to the Administrative Agent) of a written request therefor, Borrower shall promptly pay to such Lender such additional amount or amounts as will compensate such Lender or such corporation for such reduction on an after-tax basis.
     (c) A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender to Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. The obligations of Borrower pursuant to this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.
     (d) Notwithstanding anything to the contrary contained herein, if the introduction of or any change in any law or regulation (or any change in the interpretation thereof) after the Closing Date shall make it unlawful, or any central bank or other Governmental Authority shall assert after the Closing Date that it is unlawful, for any Lender to agree to make or to make or to continue to fund or maintain any Loan bearing interest by reference to the LIBOR Rate, then, unless that Lender is able to make or to continue to fund or to maintain such Loan at another branch or office of that Lender without, in that

Lender’s opinion, adversely affecting it or its Loans or the income obtained therefrom, on notice thereof and demand therefor by such Lender to Borrower through the Administrative Agent, (i) the obligation of such Lender to agree to make or to make or to continue to fund or maintain Loans bearing interest by reference to the LIBOR Rate shall terminate, and (ii) all of such Lender’s Loans shall automatically convert at the end of the then-current LIBOR Period with respect thereto or sooner, if required by such law, regulation or interpretation, into Loans bearing interest with respect to such Lender from and after the date of such conversion at a rate per annum equal to the sum of (x) the Federal Funds Effective Rate in effect from time to time plus 0.50% and (y) the Applicable Interest Margin.
     2.11 Taxes.
     (a) All payments made by any Loan Party under this Agreement or any other Loan Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on any Agent or any Lender as a result of a present or former connection between such Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Agent’s or such Lender’s having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Non-Excluded Taxes”) or any Other Taxes are required to be withheld from any amounts payable to any Agent or any Lender hereunder, the amounts so payable to such Agent or such Lender shall be increased to the extent necessary to yield to such Agent or such Lender (after payment of all Non-Excluded Taxes and Other Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement; provided, however, that Borrower or any Guarantor shall not be required to increase any such amounts payable to any Agent or any Lender with respect to any Non-Excluded Taxes (i) that are attributable to such Agent’s or such Lender’s failure to comply with the requirements of Sections 2.11(d) or (e) or (ii) that are United States withholding taxes imposed on amounts payable to such Agent or such Lender at the time such Agent or such Lender becomes a party to this Agreement, except to the extent that such Agent’s or such Lender’s assignor (if any) was entitled, at the time of assignment, to receive additional amounts from Borrower with respect to such Non-Excluded Taxes pursuant to this Section 2.11(a). Borrower or the applicable Guarantor shall make any required withholding and pay the full amount withheld to the relevant tax authority or other Governmental Authority in accordance with applicable Requirements of Law.
     (b) In addition, Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.
     (c) Whenever any Non-Excluded Taxes or Other Taxes are payable by Borrower, as promptly as possible thereafter Borrower shall send to the Administrative Agent for the account of the relevant Agent or Lender, as the case may be, a certified copy of an original official receipt received by Borrower showing payment thereof. If Borrower fails to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, Borrower shall indemnify the Agents and the Lenders for any incremental taxes, interest or penalties that may become payable by any Agent or any Lender as a result of any such failure. The agreements in this Section 2.11 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.
     (d) Each Lender (or Transferee) that is not a citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or under the laws of the United

States of America (or any jurisdiction thereof), or any estate or trust that is subject to federal income taxation regardless of the source of its income (a “Non-U.S. Lender”) shall deliver to Borrower and the Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue Service Form W-8BEN or Form W-8ECI, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest” a statement substantially in the form of Exhibit H to the effect that such Lender is eligible for a complete exemption from withholding of U.S. taxes under Section 871(h) or 881(c) of the Code and a Form W-8BEN, or any subsequent versions thereof or successors thereto properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by Borrower under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this Section 2.11(d), a Non-U.S. Lender shall not be required to deliver any form pursuant to this Section 2.11(d) that such Non-U.S. Lender is not legally able to deliver.
     (e) A Lender that is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate, provided that such Lender is legally entitled to complete, execute and deliver such documentation and in such Lender’s reasonable judgment such completion, execution or submission would not materially prejudice the legal position of such Lender.
     2.12 Indemnity. Borrower agrees promptly to indemnify each Lender for, and to hold each Lender harmless from, any loss or expense that such Lender may sustain or incur as a consequence of (a) the failure to make any prepayment of a Loan after Borrower has given a notice thereof in accordance with the provisions of this Agreement; (b) the repayment of any Loans that are repaid in whole or in part prior to the last day of a LIBOR Period (whether such repayment is made pursuant to any provision of this Agreement or any other Loan Document or occurs as a result of acceleration, mandatory prepayment, by operation of law or otherwise); or (c) a default in payment when due of the principal amount of or interest on any Loan; or (d) a default in making any borrowing of Loans after Borrower has given notice requesting the same in accordance herewith. Such indemnification shall include any loss (excluding loss of margin) or expense arising from the reemployment of funds obtained by it or from fees payable to terminate deposits from which such funds were obtained. For the purpose of calculating amounts payable to a Lender under this Section 2.12, each Lender shall be deemed to have actually funded its relevant Loan through the purchase of a deposit bearing interest at the LIBOR Rate in an amount equal to the amount of that Loan and having a maturity comparable to the LIBOR Period; provided that each Lender may fund each of its Loans in any manner it deems appropriate, and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section 2.12. A certificate as to any amounts payable pursuant to this Section submitted to Borrower by any Lender shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the repayment of the Loans and all other amounts payable hereunder.

     2.13 Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.10 or 2.11(a) with respect to such Lender, it will, if requested by Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; provided that such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section 2.13 shall affect or postpone any of the obligations of Borrower or the rights of any Lender pursuant to Section 2.10 or 2.11(a).
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     To induce the Agents and the Lenders to enter into this Agreement and to make the Loans, each of Holdings and Borrower hereby represents and warrants, jointly and severally, to each Agent and each Lender that on the date hereof and on the Closing Date:
     3.1 Financial Condition.
     (a) The unaudited pro forma consolidated balance sheet of Holdings and its consolidated Subsidiaries as at June 30, 2008 (including the notes thereto) (the “Pro Forma Balance Sheet”), copies of which have heretofore been furnished to the Administrative Agent, has been prepared giving effect (as if such events had occurred on such date) to the Loans to be made on the Closing Date, the Acquisition and the other uses of proceeds of the Loans and the payment of fees and expenses in connection with the foregoing. The Pro Forma Balance Sheet has been prepared based on the best information available to Holdings as of the date of delivery thereof, and presents fairly on a pro forma basis the estimated financial position of Holdings and its consolidated Subsidiaries as at June 30, 2008, assuming that the events specified in the preceding sentence had actually occurred at such date.
     (b) The audited consolidated balance sheet of Holdings as at December 31, 2007, and the related consolidated statements of income and of cash flows for the fiscal years ended on such dates, reported on by and accompanied by an unqualified report from the Independent Accountant, present fairly the consolidated financial condition of Holdings as at such date, and the consolidated results of its operations and its consolidated cash flows for the respective fiscal years then ended. The unaudited consolidated balance sheet of Holdings as at June 30, 2008, and the related unaudited consolidated statements of income and cash flows for the nine-month period ended on such date, present fairly the consolidated financial condition of Holdings as at such date, and the consolidated results of its operations and its consolidated cash flows for the nine-month period then ended (subject to normal year end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). No Loan Party has any material Guarantee Obligations, contingent liabilities and liabilities for taxes, or any long term leases or unusual forward or long term commitments, including, any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements referred to in this paragraph. During the period from July 1, 2008 to and including the date hereof there has been no Disposition by any Loan Party of any material part of its business or Property except as described on Schedule 3.1(b).
     3.2 No Change. Since December 31, 2007, there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect.
     3.3 Corporate Existence; Compliance with Law.

     (a) Each of the Loan Parties (i) is duly incorporated, organized or formed, as applicable, validly existing and (if relevant) in good standing under the laws of the jurisdiction of its incorporation, organization or formation, as the case may be, (ii) has the corporate, company or partnership power and authority, as applicable, and the legal right, to own and operate its Property, to lease the Property it operates as lessee and to conduct the business in which it is currently engaged, (iii) is duly qualified as a foreign corporation, company or partnership, as applicable, and (if relevant) in good standing under the laws of each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect, (iv) is in compliance with its Constituent Documents and (v) is in compliance with all Requirements of Law (other than its Constituent Documents) except to the extent that the failure to comply therewith could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
     (b) Each Loan Party has all Permits necessary for the ownership and, if any Loan Party is the operator, operation of its Properties and the conduct of its businesses except for those Permits the failure of which to have could not reasonably be expected to have a Material Adverse Effect, and is in compliance in all material respects with the terms and conditions of all such Permits.
     3.4 Entity Power; Authorization; Enforceable Obligations. Each Loan Party has the power and authority (corporate or otherwise), and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of Borrower, to borrow hereunder. Each Loan Party has taken all necessary corporate or other action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of Borrower, to authorize the borrowings on the terms and conditions of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or the execution, delivery, performance, validity or enforceability of this Agreement or any of the other Loan Documents except (i) consents, authorizations, filings and notices described in Schedule 3.4, which consents, authorizations, filings and notices have been obtained or made and are in full force and effect and (ii) the filings referred to in Section 3.21. Each Loan Document has been duly executed and delivered on behalf of each Loan Party that is a party thereto. This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
     3.5 No Legal Bar. The execution, delivery and performance of this Agreement and the other Loan Documents, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of any Loan Party and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents). No Requirement of Law or Contractual Obligation applicable to any Loan Party could reasonably be expected to have a Material Adverse Effect. No performance of a Contractual Obligation by any Loan Party, either unconditionally or upon the happening of an event, would result in the creation of a Lien (other than a Permitted Lien) on the Property of any Loan Party.
     3.6 No Indebtedness; No Material Litigation.
     (a) After giving effect to the making of the Loans and application of the proceeds thereof on the Closing Date, no Loan Party shall have outstanding any Indebtedness other than the Loans.

     (b) No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to Borrower’s knowledge, threatened by or against any Loan Party or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) that could reasonably be expected to have a Material Adverse Effect.
     3.7 No Default. No Loan Party is in default under or with respect to any of its Contractual Obligations in any respect that could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.
     3.8 Ownership of Property; Liens.
     (a) No Loan Party holds any Real Property in fee simple. Schedule 1.2 describes all Real Property in which any Loan Party holds a leasehold interest. The Loan Parties have valid leasehold interests in all such Real Property and Defensible Title to, or a valid leasehold interest in, all other Property material to its business, and none of such Property is subject to any Lien other than Permitted Liens.
     (b) The Rigs are (i) mobile equipment which are not designed to be permanently used in any one location; (ii) not property subject to Revised Colorado Statue §§ 42-6-120 or 42-6-121 or any comparable statute, law, regulation or rule of any state in which any of the Rigs is located and not certificated as motor vehicles under the laws of any jurisdiction; and (iii) not fixtures under the laws of any jurisdiction in which any of the Rigs is located.
     3.9 Insurance. All policies of insurance of any kind or nature of any Loan Party, including policies of fire, theft, product liability, public liability, property damage, other casualty, employee fidelity, workers’ compensation and employee health and welfare insurance, are in full force and effect and are of a nature and provide such coverage as is customarily carried by businesses of the size and character such Loan Party. No Loan Party has been refused insurance for any material coverage for which it had applied or had any policy of insurance terminated (other than at its request).
     3.10 Intellectual Property. Each Loan Party owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted. No material claim has been asserted and is pending by any Person challenging or questioning the use by any Loan Party of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor, to Borrower’s knowledge, is there any valid basis for any such claim. The use of Intellectual Property by any Loan Party does not infringe on the rights of any Person in any material respect.
     3.11 Taxes. Each Loan Party has filed or caused to be filed all federal, state and other material tax returns, reports and statements (collectively, “Tax Returns”) that are required to be filed by such Loan Party or any of its Tax Affiliates with the appropriate Governmental Authorities in all jurisdictions in which such Tax Returns are required to be filed; all such Tax Returns are true and correct in all material respects and correctly reflect the facts regarding the income, business, assets, operations, activities, status or other matters of such Loan Party and any other information required to be shown thereon; each Loan Party has paid, prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for non-payment thereof, all taxes shown to be due and payable on said returns or on any assessments made against it or any of its Property and all other taxes, fees or other charges imposed on it or any of its Property by or otherwise due and payable to any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of such Loan Party); and no tax Lien has been filed against the Property of any Loan Party, and, to

Borrower’s knowledge, no claim is being asserted, with respect to any such tax, fee or other charge. No Tax Return is under audit or examination by any Governmental Authority and no notice of such an audit or examination or any assertion of any claim for taxes has been given or made by any Governmental Authority. Proper and accurate amounts have been withheld by each Loan Party and each of its Tax Affiliates from their respective employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable Requirements of Law and such withholdings have been timely paid to the respective Governmental Authorities. No Loan Party (i) intends to treat the Loans or any other transaction contemplated hereby as being a “reportable transaction” (within the meaning of Treasury Regulation 1.6011-4) or (ii) is aware of any facts or events that would result in such treatment.
     3.12 Federal Regulations. No part of the proceeds of any Loans will be used for “buying” or “carrying” any “margin stock” within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect or for any purpose that violates the provisions of the regulations of the Board.
     3.13 Labor Matters. There are no strikes, stoppages or slowdowns or other labor disputes against any Loan Party pending or, to Borrower’s knowledge, threatened that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect. Hours worked by and payment made to employees of any Loan Party have not been in violation of the Fair Labor Standards Act of 1938, as amended, or any other applicable Requirement of Law dealing with such matters that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect. All payments due from any Loan Party on account of employee health and welfare insurance that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect if not paid have been paid or accrued as a liability on the books of such Loan Party.
     3.14 ERISA. Neither a Reportable Event nor an “accumulated funding deficiency” (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five year period prior to the date on which this representation is made or deemed made with respect to any Benefit Plan, and each Benefit Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Benefit Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Benefit Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by a material amount. Neither any Loan Party nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan that has resulted or could reasonably be expected to result in a material liability under ERISA, and neither any Loan Party nor any Commonly Controlled Entity would become subject to any material liability under ERISA if such Loan Party or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent.
     3.15 Regulations.
     (a) No Loan Party is an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended.
     (b) No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board) which limits its ability to incur Indebtedness.

     (c) No Loan Party is a “holding company” or a “subsidiary company” of a “holding company”, or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company”, within the meaning of the Public Utility Holding Company Act of 1935, as amended.
     (d) No Mortgage encumbers improved Real Property that is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968.
     3.16 Capital Stock; Subsidiaries.
     (a) All of the outstanding Capital Stock of each Loan Party has been duly authorized and validly issued and is fully paid and non-assessable and, in the case of each Loan Party other than Holdings, has been duly pledged as Collateral under the Guarantee and Security Agreement and is free and clear of all Liens (except Liens pursuant to the Security Documents).
     (b) The Subsidiaries listed on Schedule 3.16 constitute all the Subsidiaries of each Loan Party as of the Closing Date. Schedule 3.16 sets forth as of the Closing Date the exact legal name (as reflected on the certificate of incorporation (or formation) and jurisdiction of incorporation (or formation) of each Subsidiary of any Loan Party and, as to each such Subsidiary, the percentage and number of each class of Capital Stock owned by each Loan Party.
     (c) There are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options with respect to Capital Stock of Holdings granted to employees or directors and directors’ qualifying shares) of any nature relating to any Capital Stock of any Loan Party, except as disclosed on Schedule 3.16.
     (d) Holdings owns directly all of the outstanding Capital Stock of Borrower. No Loan Party owns or holds, directly or indirectly, any Capital Stock of any Person other than any Subsidiary. Borrower owns, directly or indirectly through other Subsidiaries, all of the outstanding Capital Stock of its Subsidiaries. Each Loan Party is a party to the Guarantee and Security Agreement.
     (e) There are no agreements or understandings (other than the Loan Documents): (i) to which any Loan Party is a party with respect to the voting, sale or transfer of any shares of Capital Stock of Holdings or any Loan Party or restricting the transfer or hypothecation of any such shares or (ii) with respect to the voting, sale or transfer of any shares of Capital Stock of any Loan Party (other than Holdings) or restricting the transfer or hypothecation of any such shares.
     3.17 Use of Proceeds. The proceeds of the Loans shall be used to repay or refinance the Existing Indebtedness, finance the purchase, refurbishment and/or construction of the Additional Rigs and to pay related fees and expenses and for general corporate purposes.
     3.18 Customers and Suppliers. There exists no actual or threatened termination, cancellation or limitation of, or modification to or change in (a) any Daywork Drilling Contract, or (b)  the business relationship between (i) either Loan Party, on the one hand, and any customer or any group thereof, on the other hand, whose agreements with either Loan Party is individually or in the aggregate material to the business or operations of Borrower, or (ii) either Loan Party, on the one hand, and any material supplier thereof, on the other hand; and there exists no present state of facts or circumstances that could give rise to or result in any such termination, cancellation, limitation, modification or change. No Person providing any materials or services to either Loan Party has filed, or threatened to file, a mechanics’, materialmen’s, repairmen’s or other like Lien on any Drilling Rig Assets.

     3.19 Environmental Matters. Other than exceptions to any of the following that could not, individually or in the aggregate, reasonably be expected to result in the payment of a Material Environmental Amount:
     (a) Each Loan Party: (i) is, and within the period of all applicable statutes of limitation has been, in compliance with all applicable Environmental Laws; (ii) holds all Environmental Permits (each of which is in full force and effect) required for any of their current or intended operations or for any property owned, leased, or otherwise operated by any of them; (iii) is, and within the period of all applicable statutes of limitation has been, in compliance with all of their Environmental Permits; and (iv) reasonably believes that: each of their Environmental Permits will be timely renewed and complied with, without material expense; any additional Environmental Permits that may be required of any of them will be timely obtained and complied with, without material expense; and compliance with any Environmental Law that is or is expected to become applicable to any of them will be timely attained and maintained, without material expense.
     (b) Materials of Environmental Concern are not present at, on, under, in, or about any Real Property now or formerly owned, leased or operated by any Loan Party, or at any other location (including, any location to which Materials of Environmental Concern have been sent for re-use or recycling or for treatment, storage, or disposal) which could reasonably be expected to (i) give rise to liability of any Loan Party under any applicable Environmental Law or otherwise result in costs to any Loan Party, or (ii) interfere with the continued operations of any Loan Party, or (iii) impair the fair saleable value of any Property owned or leased by any Loan Party
     (c) There is no judicial, administrative, or arbitral proceeding (including any notice of violation or alleged violation) under or relating to any Environmental Law or Environmental Permit to which any Loan Party is, or to Borrower’s knowledge, or any of its Subsidiaries will be, named as a party that is pending or, to Borrower’s knowledge, threatened.
     (d) No Loan Party has received any written request for information, or been notified that it is a potentially responsible party under or relating to the federal Comprehensive Environmental Response, Compensation, and Liability Act or any similar Environmental Law, or with respect to any Materials of Environmental Concern.
     (e) No Loan Party has entered into or agreed to any consent decree, order, or settlement or other agreement, or is subject to any judgment, decree, or order or other agreement, in any judicial, administrative, arbitral, or other forum for dispute resolution, relating to compliance with or liability under any Environmental Law.
     (f) No Loan Party has assumed or retained, by contract or operation of law, any liabilities of any kind, fixed or contingent, known or unknown, under any Environmental Law or with respect to any Material of Environmental Concern.
     (g) Borrower has made available to the Administrative Agent and the Lenders copies of all significant reports, correspondence and other documents in its possession, custody or control regarding compliance by any Loan Party with or potential liability of any Loan party under Environmental Laws or Environmental Permits.
     3.20 Accuracy of Information, Etc. No statement or information contained in this Agreement, any other Loan Document or any other document, certificate or statement furnished to the Agents or the Lenders or any of them, by or on behalf of any Loan Party for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained as of the date such statement, information, document or certificate was so furnished, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained herein or therein not misleading. The projections and pro forma financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of Holdings and Borrower to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. There is no fact known to any Loan Party that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents or in any other documents, certificates and statements furnished to the Agents and the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents.
     3.21 Security Documents.
     (a) The Guarantee and Security Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid, binding and enforceable security interest in the Collateral described therein and proceeds and products thereof. In the case of the Pledged Stock described in the Guarantee and Security Agreement, when any stock certificates representing such Pledged Stock are delivered to the Administrative Agent, and, in the case of Pledged Stock that is a “security” (as defined in the UCC) but is not evidenced by a certificate, when an Instructions Agreement, substantially in the form of Annex A to the Guarantee and Security Agreement, has been delivered to the Administrative Agent, and in the case of any other Collateral described in the Guarantee and Security Agreement, when financing statements in appropriate form are filed in the offices specified on Schedule 3.21(a)-1 (which financing statements may be filed by the Administrative Agent) at any time and such other filings as are specified on Schedule 2 to the Guarantee and Security Agreement have been completed (all of which filings may be filed by the Administrative Agent) at any time, the Guarantee and Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds and products thereof, as security for the Obligations (as defined in the Guarantee and Security Agreement), in each case prior and superior in right to any other Person (except (in the case of Collateral other than securities pledged by any Loan Party) Permitted Liens). Schedule 3.21(a)-2 lists each UCC Financing Statement that (i) names any Loan Party as debtor and (ii) will remain on file after the Closing Date. Schedule 3.21(a)-3 lists each UCC Financing Statement that (i) names any Loan Party as debtor and (ii) will be terminated on or prior to the Closing Date; and on or prior to the Closing Date, Borrower will have delivered to the Administrative Agent, or caused to be filed, duly completed UCC termination statements, signed by the relevant secured party, in respect of each such UCC Financing Statement.
     (b) The Mortgaged Properties constitute all of the Real Property owned by the Loan Parties. Each of the Mortgages is effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid, binding and enforceable Lien on the Mortgaged Properties described therein and proceeds and products thereof; and when the Mortgages are filed in the offices specified on Schedule 3.21(b) (in the case of Mortgages to be executed and delivered on the Closing Date) or in the recording office designated by Borrower (in the case of any Mortgage to be executed and delivered pursuant to Section 5.10(a)), each Mortgage shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Mortgaged Properties described therein and the proceeds and products thereof, as security for the Obligations (as defined in the relevant Mortgage), in each case prior and superior in right to any other Person (other than Persons holding Liens or other encumbrances or rights permitted by the relevant Mortgage).

     3.22 Solvency. Each Loan Party is, and after giving effect to the incurrence of all Indebtedness and obligations being incurred in connection herewith will be and will continue to be, Solvent.
     3.23 Drilling Rig Assets. Set forth on Schedule 3.23 is a complete and accurate list and description of (a) each Rig (including, on a Rig by Rig basis, (i) identification of the rig number of each Rig and the owner thereof and (ii) identification of the location of each Rig (by county, state and country)), (b) each Rig Accessory and (c) each contract right of any Loan Party relating to the use, operation, refurbishment, upgrade or purchase of any Rig or Rig Accessories (collectively, the “Drilling Rig Assets”), and such Drilling Rig Assets constitute all of the land-based drilling rigs, Rig Accessories and related contracts rights owned or held by any Loan Party on the Closing Date.
     3.24 Contingent Obligations. There will be no material Contingent Obligations of any Loan Party existing at the Closing Date.
     3.25 Bank Accounts. Schedule 3.25 lists all accounts maintained by or for the benefit of any Loan Party with any bank or financial institution.
     3.26 Access Agreements. No books or records of any Loan Party are located or maintained on any premises owned by a third party or leased by a third party to any Loan Party other than such premises as to which the Administrative Agent has received an Access Agreement from such Loan Party.
     3.27 Customers and Suppliers. There exists no actual or threatened termination, cancellation or limitation of, or modification to or change in the business relationship between (i) any Loan Party, on the one hand, and any customer or any group thereof, on the other hand, whose agreements with such Loan Party is individually or in the aggregate material to the business or operations of the Loan Parties, or (ii) any Loan Party, on the one hand, and any material supplier thereof, on the other hand; and there exists no present state of facts or circumstances that could reasonably be expected to give rise to or result in any such termination, cancellation, limitation, modification or change.
ARTICLE IV
CONDITIONS PRECEDENT
     4.1 Conditions to Initial Loan. The effectiveness of this Agreement, and the agreement of each Lender to make the Loan requested to be made by it hereunder on the Closing Date is subject to the satisfaction, prior to or concurrently with the making of such Loan on the Closing Date, of the following conditions precedent:
     (a) Loan Documents. The Administrative Agent shall have received this Agreement and the Guarantee and Security Agreement, in each case executed and delivered by a duly authorized officer of each of the parties thereto.
     (b) Constituent Documents. All documents establishing or implementing the ownership, capital and corporate, organizational, tax and legal structure of each Loan Party shall be reasonably satisfactory to the Administrative Agent.
     (c) Projections and Business Plan. The Administrative Agent shall have received (i) Projections for the 2008 fiscal year and a business plan for fiscal years 2008 through 2011, in each case, satisfactory to it in its sole discretion, and (ii) projections with respect to the expected revenue to be earned through the utilization of Rig 41 and the expected dates such Rigs will be placed under contract.

     (d) Pro Forma Balance Sheet; Financial Statements. The Lenders shall have received (i) the Pro Forma Balance Sheet, (ii) audited consolidated financial statements for the 2007 fiscal year and (iii) unaudited interim consolidated financial statements of Borrower since June 30, 2008 for each fiscal month and quarterly period ended subsequent to the date of the latest applicable financial statements delivered pursuant to clause (ii) of this paragraph as to which such financial statements are available; and such financial statements shall not, in the reasonable judgment of the Administrative Agent or the Lenders, reflect any Material Adverse Effect since December 31, 2007.
     (e) Approvals. Permits and third party approvals necessary or, in the sole discretion of the Administrative Agent, advisable to be obtained by a Loan Party in connection with this Agreement, the Security Documents and the continuing operations of Holdings, Borrower and its Subsidiaries and the transactions contemplated hereby shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the financing contemplated hereby.
     (f) Related Agreements. The Administrative Agent shall have received (in a form reasonably satisfactory to the Administrative Agent), true and correct copies, certified to be true, correct and complete as of the Closing Date by a Responsible Officer of Borrower, of fully executed versions of such other documents or instruments as may be reasonably requested by the Administrative Agent, including, a copy of any debt instrument, security agreement or other material contract to which the Loan Parties may be a party.
     (g) Subordinated Indebtedness. No principal payments shall have been made on the Subordinated Indebtedness prior to the Closing Date. For avoidance of doubt, interest due as of the date of conversion, which amount is estimated to be approximately $230,000, however, is permitted to be paid, and may be paid with proceeds from a sale of the Specified Drilling Assets.
     (h) Fees. The Lenders and the Agents shall have received all fees required to be paid, and all expenses for which invoices have been presented (including reasonable fees, disbursements and other charges of counsel to the Agents), on or before the Closing Date; provided, that prior to Closing the Administrative Agent shall provide Borrower a good faith estimate of its legal fees and expenses if such fees and expenses have reached or are expected to exceed $30,000 for services provided through the Closing Date. All such amounts will be paid with proceeds of Loans made on the Closing Date and will be reflected in the funding instructions given by Borrower to the Administrative Agent on or before the Closing Date.
     (i) Solvency. The Lenders shall have received a reasonably satisfactory Solvency Certificate which shall document the solvency of the Loan Parties considered as a whole after giving effect to the transactions contemplated hereby.
     (j) Budget. The Lenders shall have received a budget for Borrower and its Subsidiaries for the 2008 fiscal year which budget shall be reasonably acceptable to the Administrative Agent and the Lenders.
     (k) Lien Searches. The Administrative Agent shall have received the results of a recent lien, search in each of the jurisdictions or offices in which UCC financing statements or other filings or recordations should be made to evidence or perfect (with the priority required under the Loan Documents) security interests in all assets of the Loan Parties (or would have been made at any time during the five years immediately preceding the Closing Date to perfect Liens on any assets owned on the Closing Date by any Loan Party), and such search shall reveal no Liens on any of the assets of the Loan Party, except for Permitted Liens or Liens set forth on Schedule 3.21(a)-3 that were terminated, released or otherwise discharged on or prior to the Closing Date pursuant to documentation satisfactory to the Administrative Agent.
     (l) Closing Certificate. The Administrative Agent shall have received a certificate of each Loan Party, dated the Closing Date, substantially in the form of Exhibit I, with appropriate insertions and attachments.
     (m) Other Certifications. The Administrative Agent shall have received the following:
     (i) a copy of the charter of each Loan Party and each amendment thereto, certified (as of a date reasonably near the date of the initial extension of credit) as being a true and correct copy thereof by the Secretary of State or other applicable Governmental Authority of the jurisdiction in which each such Loan Party is organized;
     (ii) a copy of a certificate of the Secretary of State or other applicable Governmental Authority of the jurisdiction in which each Loan Party is organized, dated reasonably near the date of the initial extension of credit, listing the charter such Loan Party and each amendment thereto on file in such office and certifying that (A) such amendments are the only amendments to such Loan Party’s charter on file in such office, (B) such Loan Party has paid all franchise taxes to the date of such certificate and (C) such Loan Party is duly organized and in good standing under the laws of such jurisdiction;
     (iii) an electronic confirmation from the Secretary of State or other applicable Governmental Authority of each jurisdiction in which each such Loan Party is organized certifying that such Loan Party is duly organized and in good standing under the laws of such jurisdiction on the date of the initial extension of credit; prepared by, or on behalf of, a filing service acceptable to the Administrative Agent; and
     (iv) a copy of a certificate of the Secretary of State or other applicable Governmental Authority of the States of Colorado and Nevada, as applicable, dated reasonably near the date of the initial extension of credit, stating that each Loan Party is duly qualified and in good standing as a foreign corporation or entity in each such jurisdiction and has filed all annual reports required to be filed to the date of such certificate; and electronic confirmation, from the Secretary of State or other applicable Governmental Authority of each such jurisdiction on the date of the initial extension of credit as to the due qualification and continued good standing of each such Person as a foreign corporation or entity in each such jurisdiction on or about such date, prepared by, or on behalf of, a filing service acceptable to the Administrative Agent.
     (n) Legal Opinions. The Administrative Agent shall have received the following executed legal opinions:
     (i) the legal opinion of Shughart Thomson & Kilroy, counsel to the Loan Parties, with respect to such matters as may be reasonably requested by the Administrative Agent, and in form and substance satisfactory to the Administrative Agent; and
     (ii) the legal opinion of special Wyoming counsel to the Loan Parties, with respect to such matters as may be reasonably requested by the Administrative Agent, and in form and substance satisfactory to the Administrative Agent.

     (o) Pledged Stock; Stock Powers; Acknowledgment and Consent; Pledged Notes. The Administrative Agent shall have received (i) the certificates representing the shares of Capital Stock pledged pursuant to the Guarantee and Security Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof, (ii) in the case of Capital Stock that is a “security” (as defined in the UCC) but is not evidenced by a certificate, an Instructions Agreement, substantially in the form of Annex A to the Guarantee and Security Agreement, duly executed by any issuer of Capital Stock pledged pursuant to the Guarantee and Security Agreement and (iii) each promissory note pledged pursuant to the Guarantee and Security Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank satisfactory to the Administrative Agent) by the pledgor thereof.
     (p) Specified Vehicles. The Administrative Agent shall have received certificates of title for each of the Specified Vehicles.
     (q) Rig Appraisals. The Administrative Agent shall have received Rig Appraisals for each Rig, except for the Additional Rigs.
     (r) Lender Consents. Each of the Lenders shall have received all internal consents and approvals necessary for the consummation of the transactions contemplated by this Agreement and the Security Documents.
     (s) No Material Adverse Effect. Since December 31, 2007, no development, event or circumstance that has had or could reasonably be expected to have a Material Adverse Effect, or that calls into question in any material respect financial projections previously supplied to the Lenders or any of the material assumptions on which such financial projections were prepared, shall have occurred and be continuing.
     (t) Filings, Registrations and Recordings. Each document (including any Uniform Commercial Code financing statement) required by the Security Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Permitted Liens), shall have been filed, registered or recorded or shall have been delivered to the Administrative Agent in proper form for filing, registration or recordation.
     (u) Insurance. The Administrative Agent shall have received a summary of the insurance carried in respect of each Loan Party and its Properties, including copies of all relevant insurance policies (which insurance shall be for such amounts, against such risk, covering such liabilities and with such deductibles or self-insured retentions as are acceptable to the Administrative Agent) and certificates of insurance, satisfying the requirements of Section 5.3 of the Guarantee and Security Agreement and otherwise reasonably satisfactory to the Administrative Agent, naming the Administrative Agent, for the ratable benefit of the Secured Parties, as “lender loss payee” under its property loss policies and as “additional insured” on its comprehensive and general policies.
     (v) Due Diligence. The Administrative Agent shall have completed a satisfactory due diligence review of the Loan Parties, including business prospects, title to properties, tax, legal and accounting issues. The Lenders shall have completed a satisfactory due diligence review of Borrower, including its business prospects, title to its properties and tax, legal and accounting issues.

     (w) Material Agreements. The Administrative Agent shall have received a true, correct and complete copy, certified as to such by a Responsible Officer of the applicable Loan Parties, of each material agreement.
     (x) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to any Loan Document shall be true and correct on and as of the Closing Date or, with respect to any representations and warranties that are by their express terms made as of a specified earlier date, on and as of such earlier date.
     (y) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Loans requested to be made under this Agreement on the Closing Date.
     (z) No Collateral Value Deficiency. No Collateral Value Deficiency shall exist as of the Closing Date nor would any Collateral Value Deficiency exist after giving effect to the extensions of credit requested to be made on such date.
     (aa) No Capital Market Disruption. There shall not have occurred any disruption or adverse change, as determined by the Administrative Agent in its sole discretion, in the financial or capital markets generally, or in the markets for bank loan syndications in particular.
     (bb) Additional Documents. The Administrative Agent and the Lenders shall have received such other documents, agreements, certificates and information as such Persons shall reasonably request.
     4.2 Conditions Precedent to the Extension of Term B Loans. In addition to the satisfaction in full of the conditions precedent set forth in Section 4.1, the agreement of each Lender to make Term B Loans is subject to the satisfaction in full of the following conditions precedent:
     (a) Fees. The Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including reasonable fees, disbursements and other charges of counsel to the Agents), on or before the initial Borrowing Date. All such amounts will be paid with proceeds of Loans made on the initial Borrowing Date and will be reflected in the funding instructions given by Borrower to the Administrative Agent on or before the initial Borrowing Date.
     (b) Representations and Warranties. Each of the representations and warranties made by the Loan Parties in or pursuant to the Loan Documents shall be true and correct on and as of such date as if made on and as of such date, except for such representations and warranties that are by their express terms limited to a specific date.
     (c) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.
     (d) No Collateral Value Deficiency. No Collateral Value Deficiency shall exist as of such date nor would any Collateral Value Deficiency exist after giving effect to the extensions of credit requested to be made on such date.
     (e) Additional Rig Daywork Drilling Contracts. Borrower shall have obtained Daywork Drilling Contracts for each Additional Rig with terms and on conditions and in form and substance satisfactory to the Required Lenders; provided, that in the case of Rigs 34 and 41, Borrower shall have obtained Daywork Drilling Contracts for each such Rig with terms and on conditions and in form and substance satisfactory to the Required Lenders within 45 days after the date of acquisition of such Rig.
     (f) Additional Documentation. The Administrative Agent shall have received such additional approvals, opinions or documents as the Administrative Agent may reasonably request.
     4.3 Deemed Fulfilled Conditions. Except to the extent that Borrower has disclosed in the Borrowing Notice that an applicable condition specified in Section 4.1 or 4.2, as applicable, will not be fulfilled as of the requested time for the making of the Loans, Borrower shall be deemed to have made a representation and warranty as of such time that the conditions specified in Section 4.1 or 4.2, as applicable, have been fulfilled. No such disclosure by Borrower that a condition specified in Section 4.1 or 4.2 will not be fulfilled as of the requested time for the making of the requested Loans shall affect the right of each Lender not to make the Loans requested to be made by it if such condition has not been fulfilled at such time.
ARTICLE V
AFFIRMATIVE COVENANTS
     Each of Holdings and Borrower hereby jointly and severally agree that, so long as the Commitments remain in effect, or any Loan or other amount is owing to any Lender or any Agent hereunder, each of Holdings and Borrower shall, and shall cause each of its Subsidiaries to:
     5.1 Financial Statements. Furnish to each Agent and each Lender by physical means or, if requested by the Administrative Agent, electronically via the Administrative Agent’s proprietary transmission software and date collection method:
     (a) as soon as available, but in any event within 90 days after the end of each fiscal year of Holdings, commencing with the 2008 fiscal year, a copy of the audited consolidated balance sheet of Holdings and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures as of the end of and for the previous year, reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, by the Independent Accountants;
     (b) as soon as available, but in any event not later than 45 days after the end of each quarterly period of each fiscal year of Holdings, the unaudited consolidated balance sheet of Holdings and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures as of the end of and for the corresponding period in the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments); and
     (c) as soon as available, but in any event not later than 30 days after the end of each calendar month commencing on August 31, 2008, the unaudited consolidated balance sheets of Borrower and its Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and of cash flows for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures as of the end of and for the corresponding period in the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments);

     (d) as soon as available, but in any event not later than 30 days after the end of each calendar month commencing on August 31, 2008, a schedule of the contract status of each Rig which schedule shall include in sufficient detail the marketing prospects for each Rig; and
     (e) promptly upon Borrower’s having knowledge that a Collateral Value Deficiency exists, or is likely to exist, written notice thereof (if not previously provided in a certificate delivered pursuant to Section 5.3(a)), together with a written plan to cure such deficiency by the end of the fiscal quarter in which such plan was delivered, which plan shall be satisfactory in form and substance to the Administrative Agent;
all such financial statements to be complete and correct in all material respects and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by the Independent Accountants or officer, as the case may be, and disclosed therein, and quarterly financial statements shall be subject to normal year-end audit adjustments and need not be accompanied by footnotes).
     5.2 Collateral Reporting. Furnish to the Administrative Agent:
     (a) (i) within 90 days after the closing Date, in the case the of the Additional Rigs and thereafter on or before each June 30 of each year with respect to all Rigs, a Rig Appraisal dated as of each preceding May 1 (or dated later if available) and (ii) promptly upon written request by the Administrative Agent, a Rig Appraisal; provided that unless a Default or an Event of Default shall then exist, the Administrative Agent may request, at Borrower’s cost and expense, no more than one such Rig Appraisals during any 12-month period, with any additional requests for updated Rig Appraisal during any such period to be at the Administrative Agent’s cost and expense, and after the occurrence and during the continuance of a Default or Event of Default, the Administrative Agent may, from time to time, request a Rig Appraisal at the sole cost and expense of Borrower, in each case dated as of the first day of the month during which Borrower receives such request;
     (b) reports, certifications, engineering studies, environmental assessments or other written material or data requested by, and in form, scope and substance reasonably satisfactory to, the Administrative Agent or the Required Lenders, in the event that Administrative Agent or the Required Lenders at any time have a reasonable basis to believe that there may be a material violation of any Environmental Law or a condition at any Property owned, operated or leased by any Loan Party that could reasonably give rise to a Material Adverse Effect, or if an Event of Default has occurred and is continuing; provided that if any Loan Party fails to provide such reports, certifications, engineering studies or other written material or data within 75 days after the request of the Administrative Agent or the Required Lenders, the Administrative Agent shall have the right, at such Loan Party’s sole cost and expense, to conduct such environmental assessments or investigations as may reasonably be required to enable the Administrative Agent and the Required Lenders to determine whether each of the Loan Parties is in material compliance with Environmental Laws;
     (c) prior to any Asset Sale, a notice (i) describing such Asset Sale or the nature and material terms and conditions of such transaction and (ii) stating the estimated Net Cash Proceeds anticipated to be received by any Loan Party;
     (d) as soon as is practicable following the written request of the Administrative Agent and in any event within 60 days after the end of each fiscal year, (i) a report in form and substance satisfactory to the Administrative Agent and the Lenders outlining all material insurance coverage maintained as of the date of such report by each Loan Party and the duration of such coverage and (ii) an insurance broker’s statement that all premiums then due and payable with respect to such coverage have been paid and confirming that the Administrative Agent has been named as loss payee or additional insured, as applicable; and
     (e) upon reasonable request by the Administrative Agent, such other reports as to the Collateral or the financial condition of the Loan Parties as may be so requested.
     5.3 Certificates; Other Information. Furnish to each Agent and each Lender or, in the case of clause (h) to the relevant Lender or Agent or, in the case of clause (i), to the relevant Lender:
     (a) concurrently with the delivery of the financial statements referred to in Section 5.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate (it being understood that such certificate shall be limited to the items that independent certified public accountants are permitted to cover in such certificates pursuant to their professional standards and customs of the profession);
     (b) concurrently with the delivery of any financial statements pursuant to Section 5.1, (i) a certificate of a Responsible Officer stating that, to the best of such Responsible Officer’s knowledge, each Loan Party during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by such Loan Party, and that such Responsible Officer has obtained no knowledge of (A) any Default or Event of Default or (B) the existence of a Collateral Value Deficiency, in each case except as specified in such certificate and (ii) in the case of quarterly or annual financial statements, a Compliance Certificate containing all information and calculations necessary for determining compliance by the Loan Parties with the provisions of this Agreement referred to therein as of the last day of the fiscal quarter or fiscal year of Holdings, as the case may be, and authorization to file any UCC financing statements or other filings specified in such Compliance Certificate as being required to be delivered therewith;
     (c) as soon as available, and in any event no later than 45 days after the end of each fiscal year of Borrower, a detailed consolidated budget for the following fiscal year (including a projected consolidated balance sheet of Borrower and its Subsidiaries as of the end of the following fiscal year, and the related consolidated statements of projected cash flow, projected changes in financial position and projected income and a description of the underlying assumptions applicable thereto), and, as soon as available, significant revisions, if any, of such budget and projections with respect to such fiscal year (collectively, the “Projections”), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections are based on reasonable estimates, information and assumptions and that such Responsible Officer has no reason to believe that such Projections are incorrect or misleading in any material respect;
     (d) as soon as possible and in any event within five days of obtaining knowledge thereof: (i) notice of any development, event, or condition that, individually or in the aggregate with other developments, events or conditions that, individually or in the aggregate, could reasonably be expected to result in the payment by the Loan Parties in the aggregate, of a Material Environmental Amount; and (ii) any notice that any Governmental Authority has taken action to or may deny any application for an Environmental Permit or other Material Permit sought by, or revoke or refuse to renew any such Permit held by any Loan Party or condition approval of any such Permit on terms and conditions if the effect of any such action would have a material adverse effect on any Loan Party, or to the operation of any of its businesses or any property owned, leased or otherwise operated by such Person;

     (e) promptly after becoming aware of the same, written notice of (i) any material labor dispute to which either Loan Party is or may become a party, including any strikes, lockouts or other disputes relating to any of such Person’s plants and other facilities, and (ii) any Worker Adjustment and Retraining Notification Act or related liability incurred with respect to the closing of any plant or other facility of any of such Person that would reasonably be expected to have a Material Adverse Effect;
     (f) within five Business Days after receipt thereof by any Loan Party, copies of each final management letter, exception report or similar letter or report received by such Loan Party from its Independent Accountant;
     (g) within 45 days after the end of each fiscal quarter of Borrower, a narrative discussion and analysis of the financial condition and results of operations of Borrower and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, as compared to the portion of the Projections covering such periods and to the comparable periods of the previous year;
     (h) if requested by any Lender or Agent, a statement to the effect specified in Section 3.12 in conformity with the requirements of FR Form G-3 or FR Form U 1 referred to in Regulation U; and
     (i) promptly, such additional financial and other information as the Administrative Agent or any Lender may from time to time reasonably request.
     5.4 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Loan Party obligated therefor.
     5.5 Conduct of Business and Maintenance of Existence, etc.
     (a) (i) Preserve, renew and keep in full force and effect its corporate or other existence and (ii) take all reasonable action to maintain all rights, privileges, franchises, Permits and licenses necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 6.4 and except, in the case of clause (ii) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.
     (b) To the extent not in conflict with this Agreement or the other Loan Documents, comply with all (i) Contractual Obligations and Constituent Documents and (ii) Permits and Requirements of Law, and use its reasonable efforts to cause all employees, crew members, agents, contractors and subcontractors of any Loan Party to comply with all Permits and Requirements of Law as may be necessary or appropriate to enable such Loan Party so to comply, except, in the case of Contractual Obligations, Permits and Requirements of Law, where the failure to comply could not reasonably be expected to result in a Material Adverse Effect.
     5.6 Operation and Maintenance of Property; Insurance.
     (a) Keep, preserve and maintain all Property and systems, including all improvements, personal property and equipment, useful and necessary in its business in good working order and condition in accordance with the general practice of other businesses of similar character and size (ordinary wear and tear excepted) and make all necessary repairs, renewals and replacements so that its business may be property conducted at all times

     (b) Operate or cause to be operated the Drilling Rig Assets in a good and workman-like manner.
     (c) Maintain with financially sound and reputable insurance companies insurance on all its Property meeting the requirements of the Guarantee and Security Agreement and in at least such amounts and against at least such risks (but including in any event general liability) as are usually insured against in the same general area by companies engaged in the same or a similar business, with such deductibles as are reasonably acceptable to the Administrative Agent.
     (d) Name the Administrative Agent, for the ratable benefit of the Secured Parties, as “loss payee” under its casualty loss policies and the Administrative Agent as “additional insured” on its comprehensive and general liability policies and cause all such casualty loss policies to be reasonably satisfactory to the Administrative Agent in all respects and provide that they shall not be canceled, amended or changed without at least 30 days’ (ten days for nonpayment) written notice to the Administrative Agent, it being understood, however, that, so long as no Event of Default has occurred and is continuing, Net Cash Proceeds of any insurance policies shall be applied in accordance with Sections 2.7 and 2.9.
     (e) Renew all insurance policies referred to in this Section 5.6 on terms no less favorable to the Administrative Agent for the ratable benefit of the Secured Parties during the term of this Agreement and cause any substitute underwriter to be, in Borrower’s reasonable opinion, as financially sound as Borrower’s existing underwriters.
     5.7 Inspection of Property; Books and Records; Discussions.
     (a) Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities.
     (b) Permit the Administrative Agent and the Lenders, or any agents or representatives thereof, from time to time during Borrower’s normal business hours, as often as may be reasonably requested and upon two Business Days notice (except that, during the continuance of an Event of Default, no such notice shall be required) to (i) go upon, examine, inspect and remain on the Properties of any Loan Party, (ii) during any such visit, inspect and verify the amount, character and condition of any of the Property of any Loan Party, (iii) during any such visit, examine and, at Borrower’s cost and expense, make copies of and abstracts from the records and books of account of any Loan Party, and (iv) discuss the affairs, finances and accounts of any Loan Party with any of their respective officers, directors, employees or Independent Accountants, it being understood that, except as otherwise stated in clause (iii) above, the Administrative Agent and each Lender will pay the costs and expenses incurred by it in exercising its rights under this Section 5.7(b); provided that after the occurrence of an Event of Default, Borrower shall reimburse the Administrative Agent and each Lender promptly after a request therefor for the reasonable costs and expenses incurred by it in connection with the exercise of its rights under this Section 5.7(b).
     (c) Authorize the Independent Accountants of Holdings or Borrower to disclose to the Administrative Agent or any Lender any and all financial statements and other information of any kind, as the Administrative Agent or any Lender reasonably requests from of Holdings or Borrower and which the Independent Accountants may have with respect to the business, financial condition, results of operations or other affairs of any Loan Party.

     5.8 Notices. Promptly, and in any event within three Business Days after Borrower’s knowledge thereof, give notice to the Administrative Agent and each Lender of:
     (a) the occurrence of any Default or Event of Default;
     (b) any (i) default or event of default (or alleged default) under any Contractual Obligation of any Loan Party or (ii) litigation, investigation or proceeding which may exist at any time between any Loan Party and any Governmental Authority, that in case of clause (i) or (ii), if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;
     (c) any litigation or proceeding affecting any Loan Party in which the amount involved that is not covered by insurance is $100,000 or more or in which injunctive or similar relief is sought;
     (d) the following events, as soon as possible and in any event within 30 days after Holdings or Borrower knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Benefit Plan, a failure to make any required contribution to a Benefit Plan, the creation of any Lien in favor of the PBGC or a Benefit Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan, (ii) the institution of proceedings or the taking of any other action by the PBGC or any Loan Party or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Benefit Plan or (iii) proceedings that have been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Benefit Plan, that Borrower or any Commonly Controlled Entity will or may incur any material liability (including any indirect, contingent or secondary liability) to or on account of a termination or withdrawal from a Benefit Plan under Title IV of ERISA or with respect to a Benefit Plan under Section 401(a)(29) or 4971, 4975, or 4980 of the Code or Section 409, 502(i) or 503(l) of ERISA or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B of the Code) under Section 4890B of the Code, or that Borrower or a Commonly Controlled Entity will incur any material liability pursuant to an employee welfare benefit plan that provides benefits to retired employees or former employees (other than as required under Section 601 of ERISA) or any Benefit Plan;
     (e) any development or event that has had or could reasonably be expected to have a Material Adverse Effect; and
     (f) the audit or examination of any Tax Return by any Governmental Authority, the receipt by any Loan Party of notice of any such audit or examination or the assertion of any claim for taxes against any Loan Party by any Governmental Authority.
     Each notice pursuant to this Section 5.8 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action any Loan Party proposes to take with respect thereto.
     5.9 Environmental Laws.
     (a) Comply in all material respects with, and ensure compliance in all material respects at any Property owned, leased or operated by any Loan Party by all tenants, subtenants, lessees, sub-lessees, operators and contractors, if any, with, all applicable Environmental Laws and Environmental Permits, and obtain and comply in all material respects with and maintain, and ensure that all tenants, subtenants, lessees, sub-lessees, operators and contractors to obtain and comply in all material respects with and maintain, any and all Environmental Permits required by applicable Environmental Laws with respect to any Property owned, leased or operated by any Loan Party.

     (b) Conduct and complete all investigations, studies, sampling and testing, and all reporting, investigative, remedial, removal and other actions required under Environmental Laws as a result of a release of or the discovery of Materials of Environmental Concern, and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws.
     (c) As soon as available, and in any case within five Business Days prior to the closing of any acquisition of Property by a Loan Party for which Borrower reasonably believes that liability of any Loan Party for environmental remediation potentially associated with the ownership or operation of all such Property (exclusive of usual and customary platform maintenance, refurbishment and abandonment obligations) is expected to exceed a Material Environmental Amount, deliver to the Administrative Agent an environmental report covering such Property to be acquired, in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders.
     (d) Promptly, but in no event later than five days of the occurrence of a triggering event, notify the Administrative Agent in writing of any threatened action, investigation or inquiry by any Governmental Authority or any demand or threatened lawsuit by any landowner or other third party against any Loan Party or its Properties of which Holdings or Borrower has knowledge in connection with any Environmental Laws (excluding routine testing and corrective action) if Holdings or Borrower reasonably anticipates that such action may result in liability (whether individually or in the aggregate) in excess of $100,000.
     (e) Establish and implement such procedures as may be necessary to continuously determine and assure that the obligations of each Loan Party under this Section 5.9 are timely and fully satisfied.
     5.10 Additional Collateral, etc.
     (a) With respect to any Property (other than Real Property) acquired after the Closing Date by any Loan Party as to which the Administrative Agent, for the benefit of the Secured Parties, does not have a perfected Lien and security interest, promptly (i) execute and deliver to the Administrative Agent such Security Documents or amendments to Security Documents as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a security interest in such Property, (ii) take all actions necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority Lien and security interest in such Property (subject only to Permitted Liens), including the execution and delivery by all necessary third parties of any Deposit Account Control Agreements and Mortgages, the filing of UCC financing statements in such jurisdictions as may be required by the Security Documents or by law, the filing of any Mortgages in appropriate filing offices and the making of any other filings required by law or as may be reasonably requested by the Administrative Agent and (iii) deliver to the Administrative Agent such legal opinions relating to the matters described in clauses (i) and (ii) immediately preceding as the Administrative Agent may reasonably request, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent; provided that unless a Property is acquired for a purchase price or other consideration in excess of $250,000, Borrower shall not be required to take the actions specified in this Section 5.10(a) prior to the end of the fiscal quarter in which the acquisition occurs, or if earlier, the date at which the cumulative amount of purchase price or other consideration for all Property acquired in such quarter equals or exceeds $250,000, at which time all Property theretofore acquired and not previously made subject to a Lien in favor of the Administrative Agent shall be made so subject.
     (b) With respect to any fee interest in any Real Property acquired after the Closing Date by any Loan Party (other than any such real property acquired for an aggregate consideration valued at less than $100,000), promptly (i) execute and deliver a first priority Mortgage (subject only to Permitted Liens) in favor of the Administrative Agent, for the benefit of the Secured Parties, covering such real property and designating thereon the appropriate recording office, (ii) if requested by the Administrative Agent, provide the Administrative Agent with (A) title and extended coverage insurance covering such real property in an amount at least equal to the purchase price of such real property (or such other amount as shall be reasonably specified by the Administrative Agent) as well as a current ALTA or ALTAX survey thereof, together with a surveyor’s certificate, (B) any consents or estoppels reasonably deemed necessary or advisable by the Administrative Agent in connection with such Mortgage, each of the foregoing in form and substance reasonably satisfactory to the Administrative Agent and (C) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.
     (c) With respect to any new Subsidiary created or acquired by any Loan Party or otherwise becoming a Subsidiary after the Closing Date, concurrently with such creation, acquisition or becoming a Subsidiary, (i) execute and deliver to the Administrative Agent such Security Documents or amendments to Security Documents as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority Lien and security interest in the Capital Stock of such new Subsidiary that is owned by any Loan Party, (ii) deliver to the Administrative Agent (A) the certificates (if any) representing such Capital Stock, together with undated powers, in blank, executed and delivered by a duly authorized officer of the Loan Party owning such Capital Stock and (B) in the case of a Subsidiary whose Capital Stock is a security that is not evidenced by certificates, an Instructions Agreement, substantially in the form of Annex A to the Guarantee and Security Agreement, duly executed by such Subsidiary and each Loan Party owning such Capital Stock, (iii) cause such new Subsidiary (A) to become a party to the Guarantee and Security Agreement and any other applicable Security Documents (including Mortgages and Deposit Account Control Agreements) and (B) to take such other actions as are necessary or advisable to grant to the Administrative Agent for the benefit of the Secured Parties a perfected first priority Lien and security interest in the Collateral described in the Guarantee and Security Agreement with respect to such new Subsidiary and, pursuant to Mortgages and Deposit Account Control Agreements, all bank accounts owned by such Subsidiary, subject in each case only to Permitted Liens, including the execution and delivery by all necessary third parties of any Deposit Account Control Agreements and Mortgages, the filing of UCC financing statements in such jurisdictions as may be required by the Guarantee and Security Agreement or by law, the filing of any Mortgages in appropriate filing offices and the making of any other filings required by law or as may be requested by the Administrative Agent, and (iv) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions (including Title Opinions) relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.
     (d) Notwithstanding anything to the contrary in this Section 5.10, paragraphs (a), (b) and (c) of this Section 5.10 shall not apply to any Property or new Subsidiary created or acquired after the Closing Date, as applicable, as to which the Administrative Agent has determined in its sole discretion that the collateral value thereof is insufficient to justify the difficulty, time or expense of obtaining a perfected security interest therein.
     5.11 Use of Proceeds. Use the proceeds of the Loans only for the purposes specified in Section 3.17.
     5.12 ERISA Documents. Cause to be delivered to the Administrative Agent, promptly upon the Administrative Agent’s request, any or all of the following: (i) a copy of each Benefit Plan (or, where any such Benefit Plan is not in writing, a complete description thereof) and, if applicable, related trust agreements or other funding instruments and all amendments thereto, and all written interpretations thereof and written descriptions thereof that have been distributed to employees or former employees of any Loan Party; (ii) the most recent determination letter issued by the Internal Revenue Service with respect to each Benefit Plan; (iii) for the three most recent plan years preceding the Administrative Agent’s request, Annual Reports on Form 5500 Series required to be filed with any governmental agency for each Benefit Plan; (iv) a listing of all Multiemployer Plans, with the aggregate amount of the most recent annual contributions required to be made by any Loan Party or any Commonly Controlled Entity to each such Benefit Plan and copies of the collective bargaining agreements requiring such contributions; (v) any information that has been provided to any Loan Party or any Commonly Controlled Entity regarding withdrawal liability under any Multiemployer Plan; (vi) the aggregate amount of payments made under any employee welfare benefit plan (as defined in Section 3(1) of ERISA) to any retired employees of any Loan party (or any dependents thereof) during the most recently completed fiscal year; and (vii) documents reflecting any agreements between the PBGC and any Loan Party or any Commonly Controlled Entity with respect to any Benefit Plan.
     5.13 Further Assurances.
     (a) From time to time execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take all such actions, as the Administrative Agent may reasonably request for the purposes of implementing or effectuating the provisions of this Agreement and the other Loan Documents, or of more fully perfecting or renewing the rights of the Administrative Agent and the Lenders with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds or products thereof or with respect to any other Property hereafter acquired by any Loan Party, which may be deemed to be part of the Collateral) pursuant hereto or thereto.
     (b) Upon the exercise by the Administrative Agent or any Lender of any power, right, privilege or remedy pursuant to this Agreement or the other Loan Documents which requires any consent, approval, recording, qualification or authorization of any Governmental Authority, execute and deliver, or cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the Administrative Agent or such Lender may be required to obtain from Borrower or any of its Subsidiaries for such governmental consent, approval, recording, qualification or authorization.
     (c) Preserve and protect the Lien status of each respective Mortgage and, if any Lien (other than unrecorded Liens permitted under Section 6.3 that arise by operation of law) is asserted against a Mortgaged Property, promptly and at its expense, give the Administrative Agent a detailed written notice of such Lien and pay the underlying claim in full or take such other action so as to cause it to be released or bonded over in a manner satisfactory to the Administrative Agent.
     5.14 Patriot Act Compliance. Provide such information and take such actions as are reasonably required by the Agents or any Lender in order to assist the Agents and Lenders with compliance with the Patriot Act.
     5.15 Required Equity Contribution. If, after giving effect to the borrowing of any Term B Loans, the aggregate principal amount of all Term B Loans then outstanding would exceed $36,000,000, then within 30 days after any such borrowing, Borrower shall receive a cash contribution to its common equity capital equal to not less than one-third of such aggregate principal amount in excess of $36,000,000 (the “Required Equity Contribution”), which contribution, for the avoidance of doubt, shall not include conversion of the Subordinated Indebtedness.

     5.16 Post Closing Deliveries.
     (a) As soon as available and in any event within 90 days after the Closing Date, Borrower shall deliver, or cause to be delivered, to the Administrative Agent Rig Appraisals for the Additional Rigs.
     (b) As soon as practicable and in any event within 30 days after the Closing Date, Borrower shall deliver or caused to be delivered to the Administrative Agent an amendment to or ratification of each of the Existing Deposit Account Agreements and the Access Agreement, in each case, reasonably satisfactory to the Administrative Agent.
     (c) Conversion of Subordinated Indebtedness. As soon as practicable and in any event by the close of business on August 22, 2008, the Subordinated Indebtedness shall be assigned to Holdings and contributed to the capital of Borrowing on terms and subject to conditions satisfactory to the Lenders; and no principal payments shall have been made on the Subordinated Indebtedness prior to the Closing Date. For avoidance of doubt, the accrued and then payable interest due on the Subordinated Indebtedness as of the Closing Date, which amount is, as of the Closing Date, estimated to be approximately $230,000, is permitted to be paid, and may be paid with proceeds from a sale of the Specified Drilling Assets.
ARTICLE VI
NEGATIVE COVENANTS
     Unless the Administrative Agent has provided Holdings and Borrower with prior written consent for such actions, each of Holdings and Borrower hereby jointly and severally agree that, so long as the Commitments remain in effect, any Loan or other amount is owing to any Lender or any Agent hereunder, each of Holdings and Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:
     6.1 Financial Condition Covenants.
     (a) Minimum Consolidated EBITDA. Permit the Consolidated EBITDA for any period of four consecutive fiscal quarters of Borrower ending with any fiscal quarter to be less than the amounts set forth below for such periods:

Period	EBITDA
For the periods ending on or prior to March 31, 2009	$20,000,000
For the periods ending after March 31, 2009 and before October 1, 2010	$25,000,000
For the periods ending after October 1, 2010 the greater of (i) $30,000,000 and (ii) $30,000,000 plus the product of $1,430,000 times the number of Additional Rigs purchased and/or built with proceeds from the Term B Loans.
     (b) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of Borrower, beginning with the fiscal quarter ending September 30, 2008, to exceed 3.5:1.0. For purposes of this Section 6.1(c) and notwithstanding any other provision herein to the contrary, in determining Borrower’s Consolidated EBITDA for purposes of calculating the Consolidated Leverage Ratio:

     (i) for all determinations made prior to the last day of the first fiscal quarter of Borrower after the Initial Service Date for any Additional Rig, the projected income for such Additional Rig shall be as provided by Borrower in the Borrowing Notice for the Term B Loans utilized to acquire such Additional Rig (including any deposits made for the acquisition of such Additional Rig) and acceptable to the Administrative Agent; and
     (ii) for all determinations made as at and after the last day of the first fiscal quarter of Borrower after the Initial Service Date for any Additional Rig and as at and prior to the last day of any period of four consecutive fiscal quarters of Borrower after the Initial Service Date for any Additional Rig, the income derived from the utilization of such Additional Rig shall be an annualized amount based on the actual income derived from the utilization of such Additional Rig so that such income for one fiscal quarter shall be multiplied by four, for two fiscal quarters shall be multiplied by two and for three fiscal quarters shall be multiplied by four-thirds.
     (c) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of Borrower, beginning with the fiscal quarter ending September 30, 2008, to be less than 2.5:1.0.
     (d) Minimum Current Ratio. Permit the Current Ratio at the end of any fiscal quarter to be less than 1.0 to 1.0.
     6.2 Indebtedness. Create, incur, assume, issue, guaranty or suffer to exist any Indebtedness, except for the following (“Permitted Indebtedness”):
     (a) Indebtedness of any Loan Party pursuant to any Loan Document;
     (b) Indebtedness of Borrower to any Subsidiary Guarantor and of any Wholly Owned Subsidiary Guarantor to Borrower or any other Subsidiary Guarantor;
     (c) Indebtedness of Borrower or any Subsidiary Guarantor (including Capital Lease Obligations) secured by Liens permitted by Section 6.3(f) in an aggregate principal amount not to exceed $500,000 at any one time outstanding;
     (d) Guarantee Obligations made in the ordinary course of business by Borrower or any of its Subsidiaries of obligations of Borrower or any Subsidiary Guarantor;
     (e) unsecured current accounts payable incurred in the ordinary course of business which are (i) outstanding for not more than 90 days past the original invoice or billing date thereof or (ii) being contested in good faith by appropriate proceedings, if such reserve as may be required by GAAP shall have been made therefor;
     (f) extensions of credit from suppliers or contractors who are not Affiliates of Borrower for the performance of labor or services or the provision of supplies or materials under applicable contracts or agreements in connection with Borrower’s or any Subsidiary’s oil and gas exploration and development activities, which are not more than 60 days overdue or are being contested in good faith by appropriate proceedings, if such reserves as may be required by GAAP shall have been made therefor;
     (g) Indebtedness subordinated in all respects to the Obligations and otherwise on terms and provisions acceptable to the Administrative Agent; and
     (h) until close of business on August 22, 2008, the Subordinated Indebtedness.

     6.3 Liens. Create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except for:
     (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the applicable Loan Party in conformity with GAAP;
     (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings and for which adequate reserves with respect thereto are maintained in the books of the applicable Loan Party in conformity with GAAP; provided that at no time shall such sums being contested exceed, individually or in the aggregate, $250,000;
     (c) pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation;
     (d) deposits by or on behalf of Borrower or any of its Subsidiaries to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, plugging and abandoning surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business, so long as the aggregate amount of such deposits at any one time does not exceed $250,000;
     (e) encumbrances consisting of easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any Property of Borrower or any of its Subsidiaries for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines for the removal of gas, oil, coal or other minerals and other like purposes, that, do not secure Indebtedness or other monetary obligations and, in the aggregate, are not substantial in amount and do not materially impairs the use of such property by any Loan Party in the operation of its business and which do not in any case materially detract from the value of the Property subject thereto are or would be violated in any material respect by existing or proposed operations of any Loan Party;
     (f) Liens securing Indebtedness of Borrower or any of its Subsidiaries incurred pursuant to Section 6.2(c) to finance the acquisition, construction or improvement of fixed or capital assets (other than Drilling Rig Assets); provided that (i) such Liens and the Indebtedness secured thereby shall be created substantially simultaneously with the acquisition, construction or improvement of such fixed or capital assets, (ii) such Liens do not at any time encumber any Property other than the Property financed by such Indebtedness, (iii) the amount of Indebtedness secured thereby is not increased and (iv) the amount of Indebtedness initially secured thereby is not more than 100% of the purchase price or cost of construction or improvement of such fixed or capital asset;
     (g) Liens created pursuant to the Security Documents;
     (h) any interest or title of a lessor under any lease entered into by Borrower or any of its Subsidiaries in the ordinary course of its business and covering only the assets so leased;
Liens not securing Indebtedness arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights and remedies and burdening only deposit accounts or other funds maintained with a creditor depository institution, provided that no such deposit account is a dedicated cash collateral account or is subject to restrictions against access by the depositor in excess of those set forth by regulations promulgated by the Board and no such deposit account is intended by any Loan Party to provide collateral to the depository institution.

     6.4 Fundamental Changes. Enter into any merger, consolidation, restructuring, recapitalization, reorganization or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), Dispose of all or substantially all of its Property or business or amend, modify or otherwise change its name, jurisdiction of organization, organizational number, identification number or FEIN, except that, if no Default shall have occurred and be continuing:
     (a) any Subsidiary of Borrower may be merged or consolidated with or into Borrower (provided that Borrower shall be the continuing or surviving entity) or with or into any Wholly Owned Subsidiary Guarantor (provided that (i) such Subsidiary Guarantor shall be the continuing or surviving entity or (ii) simultaneously with such transaction, the continuing or surviving entity shall become a Subsidiary Guarantor and Borrower shall comply with Section 5.10 in connection therewith); and
     (b) any Subsidiary of Borrower may Dispose of any or all of its assets (upon voluntary liquidation or otherwise) to Borrower or any Wholly Owned Subsidiary Guarantor; and
     (c) the Capital Stock of any Subsidiary may be transferred to Borrower or any other Wholly-Owned Subsidiary Guarantor.
     6.5 Disposition of Property. Dispose of any of its Property (including, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any direct or indirect Subsidiary of Holdings, issue or sell any shares of such Subsidiary’s Capital Stock (including pursuant to any merger, consolidation, restructuring, recapitalization, reorganization or amalgamation) to any Person, except:
     (a) the Disposition of obsolete or worn out property in the ordinary course of business;
     (b) Dispositions permitted by Section 6.4(b);
     (c) the sale or issuance of any Subsidiary’s Capital Stock to Borrower or any Wholly Owned Subsidiary Guarantor;
     (d) subject to compliance with Section 2.7(a), the issuance of Capital Stock of Holdings for cash;
     (e) Dispositions of claims against customers, other industry partners or any other Person in connection with workouts or bankruptcy, insolvency or other similar proceedings with respect thereto; and
     (f) any Recovery Event, provided that the requirements of Section 2.7(b) are complied with in connection therewith.
     6.6 Restricted Payments. Declare or pay any dividend on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of any Loan Party, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Loan Party, or enter into any derivatives or other transaction with any financial institution, commodities or stock exchange or clearinghouse (a “Derivatives Counterparty”) obligating any Loan Party to make payments to such Derivatives Counterparty as a result of any change in market value of any such Capital Stock, or make or offer to make any payment or prepayment of principal, premium (if any), interest, fees (including fees to obtain any waiver or consent) or other charges on, or effect any repurchase, redemption, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Indebtedness (other than the Obligations) of any Loan Party (the payments or other transactions described in this Section 6.6 collectively, “Restricted Payments”), except that:
     (a) any Subsidiary may make Restricted Payments to Borrower or any Subsidiary Guarantor;
     (b) Holdings may make Restricted Payments in the form of the common stock of Holdings;
     (c) Borrower or any Subsidiary Guarantor may make any required payment, prepayment, repurchase redemption, purchase, retirement or other payment of other Permitted Indebtedness, in each case to the extent required to be made by the terms thereof and permitted by such terms after giving effect to any applicable subordination provisions (provided that in the case of the Subordinated Indebtedness, such Indebtedness may be contributed and interest may be paid thereon, in each case, as contemplated in Section 5.16(c)); and
     (d) Borrower or any Subsidiary Guarantor may prepay Capital Leases or purchase money financing comprising Permitted Indebtedness upon the sale or exchange of the equipment subject thereto;
provided, however, that the Restricted Payments described in clauses (c) and (d) above shall not be permitted if a Default or Event of Default shall have occurred and be continuing at the date of declaration or payment thereof or would result therefrom.
     6.7 Capital Expenditures. Make or commit to make any Capital Expenditure, except Capital Expenditures of Borrower and its Subsidiaries (a) made with the proceeds of Term B Loans to acquire the Additional Rigs, (b) made in the ordinary course of business made with the proceeds of any Permitted Equity Financing, (c) Capital Expenditures not exceeding the Permitted Capex Amount in any fiscal year; provided that (i) up to $3,000,000 of any such amount referred to above, if not so expended in the fiscal year for which it is permitted, may be carried over for expenditure in the next succeeding fiscal year and (ii) Capital Expenditures made pursuant to this clause (c) during any fiscal year shall be deemed made, first, in respect of amounts permitted for such fiscal year as provided above and second, in respect of amounts carried over from the prior fiscal year pursuant to subclause (i) above and (d) Capital Expenditures constituting Qualified Investments made with the proceeds of any Reinvestment Deferred Amount (any such Capital Expenditures permitted hereunder, a “Permitted Capital Expenditure”). For purposes hereof, “Permitted Capex Amount” means an aggregate amount equal to the sum of (i) $7,000,000 in any fiscal year and (ii) an amount equal to 33% of the Consolidated EBITDA of Borrower for the prior quarter in excess of $6,250,000.
     6.8 Investments. Make any Investment in any other Person, except:
     (a) extensions of trade credit and advances to non-operators under operating agreements in the ordinary course of business;
     (b) Investments in Cash Equivalents;
     (c) Investments arising in connection with the incurrence of Indebtedness permitted by Section 6.2(b) or Section 6.2(d);
     (d) Qualified Investments made by Borrower or any Wholly Owned Subsidiary Guarantor with any Reinvestment Deferred Amount;

     (e) Investments (other than those relating to the incurrence of Indebtedness permitted by Section 6.8(c)) by Holdings, Borrower or any of its Subsidiaries in Borrower or any Person that, prior to such Investment, is a Wholly Owned Subsidiary Guarantor;
     (f) subject to the provisions of Section 6.7, Investments constituting Permitted Capital Expenditures; and
     (g) Investments received by Borrower or any Subsidiary in connection with workouts with, or bankruptcy, insolvency or other similar proceedings with respect to, customers, working interest owners, other industry partners or any other Person.
     6.9 Transactions with Affiliates. Enter into any transaction, including, any purchase, sale, lease or exchange of Property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than any Loan Party) unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of business of the Loan Party that is party to such transaction and (c) upon fair and reasonable terms no less favorable to such Loan Party than it would obtain in a comparable arm’s length transaction with a Person that is not an Affiliate; provided that, for the avoidance of doubt, no transaction with any Affiliate effected pursuant to an agreement existing on the date hereof shall be prohibited by this Section 6.9.
     6.10 Sales and Leasebacks. Enter into any Sale and Leaseback Transaction.
     6.11 Changes in Fiscal Periods. Permit the fiscal year of any Loan Party to end on a day other than December 31 or change the method of determining its fiscal year for any Loan party.
     6.12 Negative Pledge Clauses. Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of any Loan Party to create, incur, assume or suffer to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, to secure the Obligations or, in the case of any Guarantor, its obligations under the Guarantee and Security Agreement, other than (a) this Agreement and the other Loan Documents and (b) in the case of Borrower or any Subsidiary Guarantor any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby).
     6.13 Restrictions on Subsidiary Distributions. Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary to (a) make Restricted Payments in respect of any Capital Stock of such Subsidiary held by, or pay or subordinate any Indebtedness owed to, any Loan Party, (b) make Investments in any Loan Party or (c) transfer any of its assets to any Loan Party, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents and (ii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary.
     6.14 Lines of Business. Enter into any business, either directly or through any Subsidiary, except for those businesses in which the Loan Parties are engaged on the date of this Agreement or that are reasonably related thereto.
     6.15 Amendments of Certain Documents. Amend, modify or otherwise change, or permit any amendment, modification or other change to (pursuant to a waiver or otherwise), any Constituent Documents (including by the filing or modification of any certificate of designation, or any agreement or arrangement (including any shareholders’ agreement) entered into, with respect to any of its Capital

Stock) or enter into any new agreement with respect to any of its Capital Stock, in each case, except any such amendments, modifications or changes or any such agreements or arrangements that do not adversely affect any right, privilege or interest of the Administrative Agent or the Lenders under the Loan Documents or in the Collateral.
     6.16 Activities of Holdings. In the case of Holdings, notwithstanding anything to the contrary in this Agreement or any other Loan Document, (a) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to its ownership of the Capital Stock of Borrower, (b) incur, create, assume or suffer to exist any Indebtedness or other liabilities or financial obligations, except (i) nonconsensual obligations imposed by operation of law, (ii) pursuant to the Loan Documents to which it is a party and (iii) obligations with respect to its Capital Stock, or (c) own, lease, manage or otherwise operate any properties or assets (including cash (other than cash received by Holdings in connection with dividends made by Borrower in accordance with Section 6.6 pending application in the manner contemplated by Section 6.6) and Cash Equivalents) other than the ownership of shares of Capital Stock of Borrower.
     6.17 New Subsidiaries. Acquire, form, incorporate or organize any Subsidiary or permit to exist any Subsidiary (i) having any Capital Stock that is not wholly owned by Borrower directly or through other Wholly-Owned Subsidiaries or (ii) that is not a Guarantor.
     6.18 Use of Proceeds. Use or permit the use of all or any portion of the proceeds of the Loans for any purpose other than as permitted pursuant to Section 5.11.
     6.19 New Bank Accounts. Open or otherwise establish, or deposit or otherwise transfer funds into, any bank account (other than the bank accounts listed on Schedule 3.25) in the name or otherwise for the benefit of Borrower or any Subsidiary unless the Administrative Agent shall have received a Deposit Account Control Agreement, in form and substance satisfactory to the Administrative Agent in its sole discretion, executed and delivered by Borrower and the bank or other financial institution at which such account is maintained.
     6.20 Storage of Drilling Rig Assets. Store or permit any Drilling Rig Assets to remain at any location (other than any drill site) for more than 60 days other than on real property to which Borrower has title in fee simple unless the Administrative Agent shall have received an Access Agreement duly executed and delivered by the owner of such location.
     6.21 Hedging Agreements. Enter into, or suffer to exist, any Hedging Agreement unless approved in advance in writing by the Administrative Agent.
ARTICLE VII
EVENTS OF DEFAULT
     7.1 Events of Default. If any of the following events shall occur and be continuing:
     (a) Borrower shall fail to pay when due and payable or when declared due and payable (in each case whether at the stated maturity, by acceleration or otherwise), including, pursuant to Section 2.7, all or any portion of the Obligations (whether of principal, interest, fees and charges due to the Lenders or other amounts constituting Obligations); or
     (b) Any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made or furnished; or
     (c) Any Loan Party shall default in the observance or performance of any agreement contained in clause (i) or (ii) of Section 5.5(a) (with respect to Holdings or Borrower only), Section 5.6(e), Section 5.7, Section 5.8(a), Section 5.10, Section 5.15, Section 5.16 or Article VI, or in Section 5 of the Guarantee and Security Agreement; or an “Event of Default” under and as defined in any Mortgage shall have occurred and be continuing; provided that notwithstanding anything to the contrary in this Agreement, Borrower shall be permitted to cure any breach of Section 6.1(c) (Consolidated Interest Coverage Ratio), and the same shall not constitute an Event of Default hereunder, by making an optional prepayment on or prior to the date of determination of the Consolidated Interest Coverage Ratio sufficient in principal amount such that, upon exclusion from the calculation of such ratio of the interest expense attributable to such prepayment amount, no such default would exist; or
     (d) Any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section 7.1), and such default shall continue unremedied for a period of 30 days; or
     (e) Any Loan Party shall (i) default in making any payment of any principal or interest of any Indebtedness (including, any Guarantee Obligation, but excluding the Loans and other Obligations) on the scheduled or original due date with respect thereto; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness (including any Guarantee Obligation but excluding the Obligations) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or to become subject to a mandatory offer to purchase by the obligor thereunder or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; provided that a default, event or condition described in clause (i) or (ii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i) and (ii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $100,000; or
     (f) (i) Any Loan Party shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or such Loan Party shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Loan Party any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Loan Party any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Loan Party shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Loan Party shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or
     (g) (i) Any Person shall engage in any “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Benefit Plan, (ii) any “accumulated funding deficiency” (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Benefit Plan, or any Lien in favor of the PBGC or a Benefit Plan shall arise on the assets of any Loan Party any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Benefit Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) any Loan Party or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders shall be likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Benefit Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could, in the sole judgment of the Required Lenders, reasonably be expected to have a Material Adverse Effect; or
     (h) One or more judgments or decrees shall be entered against any Loan Party involving for the Loan Parties taken as a whole a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of $100,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or
     (i) Any of the Security Documents shall cease, for any reason (other than by reason of the express release thereof pursuant to Section 9.15), to be in full force and effect or any Loan Party or any Affiliate of any Loan Party shall so assert, or any Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby; or
     (j) The guarantee contained in Section 2 of the Guarantee and Security Agreement shall cease, for any reason (other than by reason of the express release thereof pursuant to Section 9.15), to be in full force and effect or any Loan Party or any Affiliate of any Loan Party shall so assert; or
     (k) Any Change of Control shall occur; or
     (l) There shall occur any event or circumstance which has had, or would reasonably be expected to have, a Material Adverse Effect;
then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) at any time prior to the Commitment Expiration Date, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this

Agreement and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable.
     7.2 Remedies. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent and the Lenders shall be entitled to exercise any and all remedies available under the Security Documents or otherwise available under applicable law or otherwise.
ARTICLE VIII
THE AGENTS
     8.1 Appointment. Each Lender hereby irrevocably designates and appoints the Agents as the agents of such Lender under this Agreement and the other Loan Documents, and each Lender irrevocably authorizes each Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to such Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, no Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any Agent.
     8.2 Delegation of Duties. Each Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys in fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in fact selected by it with reasonable care.
     8.3 Exculpatory Provisions. Neither any Agent nor any of its officers, directors, employees, agents, attorneys in fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted solely and proximately from its or such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party to perform its obligations hereunder or thereunder. The Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party.
     8.4 Reliance by Agents. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, counsel to the Loan Parties), independent accountants and other experts selected by such Agent. The Agents may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with Section 9.6 and all actions required by such Section in connection with such transfer shall have been taken. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.
     8.5 Notice of Default. No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Agent shall have received notice from a Lender or Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent shall receive such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement); provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.
     8.6 Non Reliance on the Agents and Other Lenders. Each Lender expressly acknowledges that neither any of the Agents nor any of their respective officers, directors, employees, agents, attorneys and other advisors, partners, attorneys in fact or affiliates have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, no Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party that may come into the possession of any Agent or any of its officers, directors, employees, agents, attorneys and other advisors, partners, attorneys in fact or affiliates.
     8.7 Indemnification. The Lenders agree to indemnify each Agent in its capacity as such (to the extent not reimbursed by any Loan Party and without limiting the obligation of any Loan Party to do so), ratably according to their respective Aggregate Exposure Percentages in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Aggregate Exposure Percentages immediately prior to such date), for, and to save each Agent harmless from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time

(including, at any time following the payment of the Loans) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted solely and proximately from such Agent’s gross negligence or willful misconduct. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.
     8.8 Agents in their Individual Capacities. Each Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though such Agent were not an Agent. With respect to its Loans made or renewed by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender” and “Lenders” shall include each Agent in their individual capacities.
     8.9 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 10 days’ notice to the Lenders and Borrower. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default shall have occurred and be continuing) be subject to approval by Borrower (which approval shall not be unreasonably withheld, conditioned or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term “Administrative Agent” shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent’s rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is 10 days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After any retiring Administrative Agent’s resignation as Administrative Agent, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.
     8.10 Authorization to Release Liens and Guarantees. The Administrative Agent is hereby irrevocably authorized by each of the Lenders to effect any release of Liens or guarantee obligations contemplated by Section 9.15.
     8.11 Arranger; Syndication Agent. Each of the Syndication Agent and the Arranger, in its respective capacity as such, shall have no duties or responsibilities, and shall incur no liability, under this Agreement and the other Loan Documents.
     8.12 Withholding Tax.
     (a) To the extent required by any applicable law, the Administrative Agent may withhold from any interest payment to any Lender an amount equivalent to any applicable withholding tax. If the forms or other documentation required by Section 2.11(e) are not delivered to the Administrative Agent, then the Administrative Agent may withhold from any interest payment to any Lender not providing such forms or other documentation, a maximum amount of the applicable withholding tax.
     (b) If the Internal Revenue Service or any authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason), such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax or otherwise, including penalties and interest, together with all expenses incurred, including legal expenses, allocated staff costs and any out of pocket expenses.
     (c) If any Lender sells, assigns, grants a participation in, or otherwise transfers its rights under this Agreement, the purchaser, assignee, participant or transferee, as applicable, shall comply and be bound by the terms of Sections 2.11(e) and 8.12; provided that with respect to any Participant, as set forth in Section 9.6(b), such Participant shall only be required to comply with the requirements of Sections 2.11(e) and 8.12 if such Participant seeks to obtain the benefits of Section 2.11.
ARTICLE IX
MISCELLANEOUS
     9.1 Amendments and Waivers. Neither this Agreement nor any other Loan Document nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 9.1. The Required Lenders and each Loan Party that is party to the relevant Loan Document may, or (with the written consent of the Required Lenders) the Administrative Agent and each Loan Party that is party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents (including amendments and restatements hereof or thereof) for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as may be specified in the instrument of waiver, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall:
     (i) forgive the principal amount or extend the final scheduled date of maturity of any Loan, reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of any Commitment of any Lender, in each case without the consent of each Lender directly affected thereby;
     (ii) amend, modify or waive any provision of this Section or reduce any percentage specified in the definition of Required Lenders, consent to the assignment or transfer by Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, or (except as specified in Section 9.15) release all or substantially all of the Collateral or release all or substantially all of the Subsidiary Guarantors from their Guarantee Obligations under the Guarantee and Security Agreement, in each case without the consent of all Lenders;
     (iii) amend, modify or waive any provision of Article VIII or any other provision affecting the rights, duties and obligations of any Agent without the consent of the Agent directly affected thereby;

     (iv) amend, modify or waive the pro rata provisions of Section 2.9 without the consent of each Lender directly affected thereby; or
     (v) impose restrictions on assignments and participations that are more restrictive than, or additional to, those set forth in Section 9.6.
     Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Agents and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders, the Agents shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. Any such waiver, amendment, supplement or modification shall be effected by a written instrument signed by the parties required to sign pursuant to the foregoing provisions of this Section 9.1; provided, however, that delivery of an executed signature page of any such instrument by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.
     9.2 Notices. Notwithstanding anything to the contrary set forth in this Agreement, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed (a) in the case of Holdings, Borrower or the Agents, as follows and (b) in the case of the Lenders, as set forth in an administrative questionnaire delivered to the Administrative Agent or, in the case of a Lender which becomes a party to this Agreement pursuant to an Assignment and Acceptance, in such Assignment and Acceptance or (c) in the case of any party, to such other address as such party may hereafter notify to the other parties hereto:

Holdings:	DHS Drilling Company
P.O. Box 277
1813 Coleman Circle
Casper, Wyoming 8260
Attention: Bill Sauer, Jr.
Facsimile: (307) 473-5377

Borrower	DHS Drilling Company
P.O. Box 277
1813 Coleman Circle
Casper, Wyoming 8260
Attention: Bill Sauer, Jr.
Facsimile: (307) 473-5377

with a copy to:	DHS Drilling Company
370 17th Street, Suite 4300
Denver, Colorado 80202
Attention: Gregg Tubbs
Facsimiles: (303) 575-0403

Shughart Thomson & Kilroy, P.C.
1050 Seventeenth Street, Suite 2300
Denver, Colorado 80265
Attention: Peter T. Moore
Facsimile: (720) 228-2309

Agent(s):	Lehman Commercial Paper Inc.
745 Seventh Avenue, 16th Floor
New York, New York 10019
Attention: Yvonne Lin-Lu
Facsimile: (212) 299-0202

with a copy to:	Lehman Brothers Inc.
600 Travis Street, Suite 7200
Houston, Texas 77002
Attention: Mathew Verghese
Facsimile: (713) 236-3912

with a copy to:	Akin Gump Strauss Hauer & Feld LLP
1111 Louisiana Street, Suite 4400
Houston, Texas 77002
Attention: J. Michael Chambers
Facsimile: (713) 236-0822
provided that any notice, request or demand to or upon any Agent or any Lender shall not be effective until received.
The Administrative Agent or Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.
     9.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.
     9.4 Survival of Representations and Warranties. All representations and warranties made herein, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder.

     9.5 Payment of Expenses. Borrower agrees (a) to pay or reimburse the Agents for all their reasonable out of pocket costs and expenses incurred in connection with the syndication of the Loans and the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, the reasonable fees and disbursements and other charges of counsel and consultants to the Administrative Agent and the charges of Intralinks, (b) to pay or reimburse each Lender and the Agents for all their costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any other documents prepared in connection herewith or therewith, including, the fees and disbursements of counsel (including the allocated fees and disbursements and other charges of in-house counsel) to each Lender and of counsel to the Agents, (c) to pay, indemnify, or reimburse each Lender and the Agents for, and hold each Lender and the Agents harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify or reimburse each Lender, each Agent, their respective affiliates, and their respective officers, directors, trustees, employees, affiliates, shareholders, attorneys and other advisors, agents and controlling persons (each, an “Indemnitee”) for, and hold each Indemnitee harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including, any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of any Loan Party or the use by unauthorized persons of information or other materials sent through electronic, telecommunications or other information transmission systems that are intercepted by such persons and the fees and disbursements and other charges of legal counsel in connection with claims, actions or proceedings by any Indemnitee against Borrower hereunder (all the foregoing in this clause (d), collectively, the “Indemnified Liabilities”); provided that Borrower shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted solely and proximately from the gross negligence or willful misconduct of such Indemnitee. No Indemnitee shall be liable for any damages arising from the use by unauthorized persons of information or other materials sent through electronic, telecommunications or other information transmission systems that are intercepted by such persons or for any special, indirect, consequential or punitive damages in connection with the Loans. Without limiting the foregoing, and to the extent permitted by applicable law, each of Holdings and Borrower agrees not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries so to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee. All amounts due under this Section 9.5 shall be payable not later than ten days after written demand therefor. Statements payable by Borrower pursuant to this Section shall be submitted to Borrower at the address of Borrower set forth in Section 9.2, or to such other Person or address as may be hereafter designated by Borrower in a notice to the Administrative Agent. The agreements in this Section 9.5 shall survive repayment of the Loans and all other amounts payable hereunder.
     9.6 Successors and Assigns; Participations and Assignments.

     (a) This Agreement shall be binding upon and inure to the benefit of Holdings, Borrower, the Lenders, the Agents, all future holders of the Loans and their respective successors and assigns, except that neither Holdings nor Borrower may assign or transfer any of its respective rights or obligations under this Agreement without the prior written consent of the Agents and each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void).
     (b) Any Lender may, without the consent of Borrower or any other Person, in accordance with applicable law, at any time sell to one or more banks, financial institutions or other entities (each, a “Participant”) participating interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender’s obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and Borrower and the Agents shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Loan Documents. In no event shall any Participant under any such participation have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would require the consent of all Lenders pursuant to Section 9.1. Borrower agrees that if amounts outstanding under this Agreement and the Loans are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, provided that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 9.7(a) as fully as if such Participant were a Lender hereunder. Borrower also agrees that each Participant shall be entitled to the benefits of Sections 2.10 and 2.11 with respect to its participation in the Commitments and the Loans outstanding from time to time as if such Participant were a Lender; provided that, in the case of Section 2.11, such Participant shall have complied with the requirements of Section 2.11 and Section 8.12, and; provided, further, that no Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.
     (c) Any Lender (an “Assignor”) may, without the consent of any Loan Party, in accordance with applicable law and upon written notice to the Administrative Agent, at any time and from time to time assign to any Lender or any affiliate, Related Fund or Control Investment Affiliate thereof or, with the consent of the Administrative Agent (which, in each case, shall not be unreasonably withheld, conditioned or delayed) (provided that no such consent need be obtained by the Administrative Agent or its affiliates), to an additional bank, financial institution or other entity (an “Assignee”) all or any part of its rights and obligations under this Agreement pursuant to an Assignment and Acceptance, substantially in the form of Exhibit J (an “Assignment and Acceptance”), executed by such Assignee and such Assignor (and, where the consent of Borrower or the Administrative Agent is required pursuant to the foregoing provisions, by Borrower and such other Persons) and delivered to the Administrative Agent for its acceptance and recording in the Register; provided that no such assignment to an Assignee (other than any Lender or any affiliate thereof) shall be in an aggregate principal amount of less than $5,000,000 (other than, in each case, in the case of an assignment of all of a Lender’s interests under this Agreement), unless otherwise agreed by Borrower and the Administrative Agent. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with Commitments or

Loans as set forth therein, and (y) the Assignor thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of an Assignor’s rights and obligations under this Agreement, such Assignor shall cease to be a party hereto, except as to Sections 2.10, 2.11, 8.12 and 9.5 in respect of the period prior to such effective date). For purposes of the minimum assignment amounts set forth in this Section 9.6(c), multiple assignments by two or more Related Funds shall be aggregated.
     (d) The Administrative Agent shall, on behalf of Borrower, maintain at its address referred to in Section 9.2 a copy of each Assignment and Acceptance delivered to it and a register (the “Register”) for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and Borrower, each Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of the Loans and any Note evidencing such Loans recorded therein for all purposes of this Agreement. Any assignment of any Loan, whether or not evidenced by a Note, shall be effective only upon appropriate entries with respect thereto being made in the Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of a Loan evidenced by a Note shall be registered on the Register only upon surrender for registration of assignment or transfer of the Note evidencing such Loan, accompanied by a duly executed Assignment and Acceptance; thereupon one or more new Notes in the same aggregate principal amount shall be issued to the designated Assignee, and the old Notes shall be returned by the Administrative Agent to Borrower marked “canceled”. The Register shall be available for inspection by Borrower or any Lender (with respect to any entry relating to such Lender’s Loans) at any reasonable time and from time to time upon reasonable prior notice.
     (e) Upon its receipt of an Assignment and Acceptance executed by an Assignor and an Assignee (and, in any case where the consent of any other Person is required by Section 9.6(c), by each such other Person), the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to Borrower. On or prior to such effective date, Borrower, at its own expense, upon request, shall execute and deliver to the Administrative Agent (in exchange for the applicable Note, if any, of the assigning Lender) new Note or Notes to the order of such Assignee in an amount equal to the Commitment or Loan assumed or acquired by it pursuant to such Assignment and Acceptance and, if the Assignor has retained a Commitment or Loan, as the case may be, upon request, a new Note or Notes to the order of the Assignor in an amount equal to the Commitment or Loans, as the case may be, retained by it hereunder. Such new Note or Notes shall be dated the Closing Date and shall otherwise be in the form of the Note or Notes replaced thereby.
     (f) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests in Loans and Notes, including, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.
     (g) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and Borrower, the option to provide to Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the

Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any state thereof. In addition, notwithstanding anything to the contrary in this Section 9.6(g), any SPC may (x) with notice to, but without the prior written consent of, Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender, or with the prior written consent of Borrower and the Administrative Agent (which consent shall not be unreasonably withheld, conditioned or delayed) to any financial institutions providing liquidity or credit support to or for the account of such SPC to support the funding or maintenance of Loans, and (y) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC; provided that non-public information with respect to Borrower may be disclosed only with Borrower’s consent which will not be unreasonably withheld, conditioned or delayed. This Section 9.6(g) may not be amended without the written consent of any SPC with Loans outstanding at the time of such proposed amendment.
     9.7 Adjustments; Set off.
     (a) If any Lender (a “Benefitted Lender”) shall at any time receive any payment of all or part of the Obligations owing to it, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set off, pursuant to events or proceedings of the nature referred to in clause (f) of Article VII, or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender’s Obligations, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender’s Obligations, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.
     (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to Holdings or Borrower, any such notice being expressly waived by Holdings and Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by Holdings or Borrower hereunder (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of Holdings or Borrower, as the case may be. Each Lender agrees to notify promptly Borrower and the Administrative Agent after any such setoff and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application.
     9.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with Borrower and the Administrative Agent.
     9.9 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     9.10 Integration; Construction.
     (a) This Agreement and the other Loan Documents represent the entire agreement of Borrower, Holdings, the Agents and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.
     (b) Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.
     9.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
     9.12 Submission To Jurisdiction; Waivers. Each of Holdings and Borrower hereby irrevocably and unconditionally:
     (a) submits for itself and its Property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non exclusive general jurisdiction of the courts of the State of New York located in the County of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;
     (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
     (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Holdings or Borrower, as the case may be, at its address set forth in Section 9.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;
     (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

     (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.
     9.13 Acknowledgments. Each of Holdings and Borrower hereby acknowledges that:
     (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;
     (b) neither any Agent nor any Lender has any fiduciary relationship with or duty to Holdings or Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Agents and the Lenders, on one hand, and Holdings and Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and
     (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Arranger, the Agents and the Lenders or among Holdings, Borrower and the Lenders.
     9.14 Confidentiality. Each of the Agents and the Lenders agrees to keep confidential all non-public information provided to it by any Loan Party pursuant to this Agreement that is designated by such Loan Party as confidential; provided that nothing herein shall prevent any Agent or any Lender from disclosing any such information (a) to any Agent, any other Lender or any affiliate of any thereof, (b) to any Participant or Assignee (each, a “Transferee”) or prospective Transferee that agrees to comply with the provisions of this Section or substantially equivalent provisions, (c) to any of its employees, directors, agents, attorneys, accountants and other professional advisors, (d) upon the request or demand of any Governmental Authority having jurisdiction over it, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (f) if requested or required to do so in connection with any litigation or similar proceeding, (g) that has been publicly disclosed other than in breach of this Section, (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender or (i) in connection with the exercise of any remedy hereunder or under any other Loan Document. Notwithstanding anything to the contrary in the foregoing sentence or any other express or implied agreement, arrangement or understanding, the parties hereto hereby agree that, from the commencement of discussions with respect to the financing provided hereunder, any party hereto (and each of its employees, representatives, or agents) is permitted to disclose to any and all persons, without limitation of any kind, the tax structure and tax aspects of the transactions contemplated hereby, and all materials of any kind (including opinions or other tax analyses) related to such tax structure and tax aspects.
     9.15 Release of Collateral and Guarantee Obligations.
     (a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, upon request of Borrower in connection with any Disposition of Property permitted by the Loan Documents (other than to a Loan Party), the Administrative Agent shall (without notice to, or vote or consent of, any Lender) take such actions as shall be required to release its security interest in any Collateral that is, or owned by any Person all the Capital Stock of which is, being Disposed of in such Disposition, and to release any Guarantee Obligations under any Loan Document of any Person being Disposed of in such Disposition, to the extent necessary to permit consummation of such Disposition in accordance with the Loan Documents; provided that Borrower shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release (or such shorter period agreed to by the Administrative Agent), a written request for release identifying the relevant Collateral being Disposed of in such Disposition and the terms of such Disposition in reasonable detail, including the date thereof, the price thereof and any expenses in connection therewith, together with a certification by Borrower stating that such transaction is in compliance with this Agreement and the other Loan Documents and that the proceeds of such Disposition will be applied in accordance with this Agreement and the other Loan Documents.
     (b) Notwithstanding anything to the contrary contained herein or any other Loan Document, when all Obligations have been paid in full, all Commitments have terminated or expired, upon request of Borrower, the Administrative Agent shall (without notice to, or vote or consent of, any Lender) take such actions as shall be required to release its security interest in all Collateral, and to release all Guarantee Obligations provided for in any Loan Document. Any such release of Guarantee Obligations shall be deemed subject to the provision that such Guarantee Obligations shall be reinstated if after such release any portion of any payment in respect of the Obligations guaranteed thereby shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower or any Guarantor or any substantial part of its Property, or otherwise, all as though such payment had not been made.
     9.16 Accounting Changes. In the event that any Accounting Change shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then Holdings, Borrower and the Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Change with the desired result that the criteria for evaluating the consolidated financial condition of Holdings and Borrower shall be the same after such Accounting Change as if such Accounting Change had not been made. Until such time as such an amendment shall have been executed and delivered by Holdings, Borrower, the Administrative Agent and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Change had not occurred. “Accounting Change” refers to any change in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC.
     9.17 WAIVERS OF JURY TRIAL. THE BORROWER, HOLDINGS, THE ARRANGER, THE AGENTS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN (IN EACH CASE, WHETHER FOR CLAIMS SOUNDING IN CONTRACT OR IN TORT OR OTHERWISE).
     9.18 Customer Identification – USA PATRIOT Act Notice. The Administrative Agent (for itself and not on behalf of any other party) and each Lender hereby notifies the Loan Parties that, pursuant to the requirements of the USA PATRIOT Act, Title III of Pub. L. 107-56, signed into law October 26, 2001 (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the name and address of the Loan Parties and other information that will allow the Administrative Agent or such Lender, as applicable, to identify the Loan Parties in accordance with the Patriot Act.
     9.19 Amendment and Restatement.
     (a) From and after the Closing Date, this Agreement amends and restates in its entirety the Existing Credit Agreement; the Notes issued under this Agreement, if any, amend and restate the “Notes”

(as defined in the Existing Credit Agreement) issued under the Existing Credit Agreement; and the Existing Credit Agreement shall thereafter be of no further force and effect except to evidence (i) the incurrence by any Loan Party of the Existing Loans and other “Obligations” under and as defined therein (whether or not such “Obligations” are contingent as of the Closing Date), (ii) the representations and warranties made by any Loan Party prior to the Closing Date and (iii) any action or omission performed or required to be performed pursuant to the Existing Credit Agreement prior to the Closing Date (including any failure, prior to the Closing Date, to comply with the covenants contained in such Existing Credit Agreement). The amendments and restatements set forth herein shall not cure any breach thereof or any “Default” or “Event of Default” under and as defined in the Existing Credit Agreement existing prior to the Closing Date. This Agreement and the Notes, if any, issued do not constitute and shall not be construed to evidence a novation of or a payment and readvance of any of the “Obligations” (as defined in the Existing Credit Agreement) heretofore outstanding under the Existing Credit Agreement, it being the intention of the parties hereto that this Agreement provide for the terms and conditions of, and the Notes issued, if any, evidence, at such time, the same “Obligations” as were then outstanding under the Existing Credit Agreement. Each Lender shall surrender the “Notes” outstanding on the Effective Date issued to it under the Existing Credit Agreement.
     (b) The terms and conditions of this Agreement and the Administrative Agent’s and the Lenders’ rights and remedies under this Agreement and the other Loan Documents shall apply to all of the “Obligations” (as defined in the Existing Credit Agreement) incurred under the Existing Credit Agreement and the Notes issued thereunder.
     (c) Borrower reaffirms the Liens granted pursuant to the Existing Loan Documents to the Administrative Agent for the benefit of the Lenders, which Liens shall continue in full force and effect during the term of this Agreement and any renewals or extensions thereof and shall continue to secure the Obligations hereunder.
     (d) From and after the Closing Date, (i) all references to the Existing Credit Agreement (or to any amendment, supplement, modification or amendment and restatement thereof) in the Loan Documents (other than this Agreement) shall be deemed to refer to the Existing Credit Agreement as amended and restated hereby, (ii) all references to any section (or subsection) of the Existing Credit Agreement in any Loan Document (but not herein) shall be amended to become mutatis mutandis, references to the corresponding provisions of this Agreement and (iii) except as the context otherwise provides, from or after the Closing Date, all references to this Agreement herein (including for purposes of indemnification and reimbursement of fees) shall be deemed to be references to the Existing Credit Agreement as amended and restated hereby.
     (e) This amendment and restatement is limited as written and is not a consent to any other amendment, restatement, waiver or other modification, whether or not similar, and, except as expressly provided herein or in any other Loan Document, all terms and conditions of the Loan Documents remain in full force and effect unless otherwise specifically amended by this Agreement or any other Loan Document.
[Signature Page to Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

DHS HOLDING COMPANY

By:	/s/ Gregory D. Tubbs Gregory D. Tubbs
Executive Vice President

DHS DRILLING COMPANY

By:	/s/ Gregory D. Tubbs Gregory D. Tubbs
Executive Vice President

LEHMAN BROTHERS INC., as Arranger

By:	/s/ J. Robert Chambers J. Robert Chambers
Managing Director

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent, Syndication Agent and as a Lender

By:	/s/ J. Robert Chambers J. Robert Chambers
Authorized Signatory
[Signature Page to DHS Drilling Company Amended and Restated Credit Agreement]

SCHEDULE 1.1
COMMITMENTS

Lender	Term A Commitment	Term B Commitment
Lehman Commercial Paper Inc. 745 Seventh Avenue New York, New York 10019 Attention: Facsimile:	$75,000,0000	$75,000,000

1

SCHEDULE 1.2
MORTGAGED PROPERTY
     There are no mortgage properties. The only leased property is located at 1813 Coleman Circle, Casper, Wyoming.

2

SCHEDULE 1.3
SPECIFIED DRILLING ASSETS
     1. Rig 16 Assets
RIG 16 – 10,000’ CAPACITY WITH 4 1/2” DRILL PIPE
KREMCO K750-T
DRAW-WORKS
KREMCO K750-T Trailer Mounted Portable Unit, Powered by (2) – Cat D-3408 Engines. (2) Allison Transmission. 22” Hydromatic. 700 HP.
SUBSTRUCTURE & MAST
KREMCO 116’ 350,000# Telescoping Mast. Hydraulic Raising Rams. 1” 1/8 Drilling Line.
KREMCO Slingshot Substructure 19’ 2” High.
GENERATOR
(2)- 275 KW AC Generators Powered by (2 – Cat D-3408 Diesel Engines.)
MUD PUMPS
(2) GD. PZ-9 Triplex Powered by Cat D-3508
ROTATING & TRAVELING EQUIPMENT
Ideco 17.5” Rotary Table
Emsco 250 – Ton Block Hook Combination BJ. Hook
TSM 150 – Ton Swivel
5 1/4 “ x 40‘ Hex Kelly — Varco Drive Bushings
BLOWOUT PREVENTION
11” 3,000 psi Annular BOP
11” 3,000 psi Shaffer LWS 102”
Model 120-Gallon Automatic Accumulator; 4-Station Air Accuated Remote Control Panel
2” 3,000 psi Complete Manifold with Gauges and Chokes
DOGHOUSE, WATER & MUD TANKS
Heated Doghouse
     (2) 600 Bbl. Mud Tanks Complete with (2) — 5” x 6” Electrical Driven Centrifugal Pump Manifolded to Low Pressure System, Mud Guns and (2) Shakers
(1) Water Tank – 500-Bbls.
10,000-gallon Fuel Tank
National 10” – 2-cone Desander, 10-cone Desilter
HANDLING TOOLS/AUXILIARY EQUIPMENT
BJ 48” Type B Tongs
Bear Automatic Driller
Sure Shot 7º A-1 Survey Instrument

3

Martin-Decker Type D Weight Indicator
DRILL PIPE & COLLARS
10,000’ 4 1/2 16.60 lb Grade Drill Pipe
(21) 6 1/4“ x 2 1/4“ x 30’ Slick Drill Collars
(2) 8“ Drill Collars
     2. Rooster Drilling Assets

Model	Required Information	Inventory Comments
E	16.60 New
Mixed	16.60 Yellow
4 1/2" XH	New
4 1/2" XH	Used
4" H-90	Used
6 5/8" IF	Used
3 1/2" IF	Used
4 1/2" XH	New
4 1/2" IF	Used
3 1/2" IF	Used
Patchmaster	150 Ton
Gardner-Denver	200 Ton
Emsco	150 Ton	36"
Sowa	350 Ton
Emsco	150 Ton	36"
Sowa	500 Ton
Emsco	500 Ton
Ideco	350 Ton
Ideco	525 Ton
Oilwell	350 Ton
Ideco	350 Ton
Ideal	350 Ton
Emsco	350 Ton
Emsco	150 Ton
Ideal	150 Ton
BJ	150 Ton
N-815	400 Ton
N-815	400 Ton
LB-200	200 Ton
SS-250	250 Ton
PC-500	500 Ton
B-44	300 Ton
B-44	300 Ton
B-44	300 Ton
Ideal	Type R
Ideal	Type F
N-1100	Duplex

4

Model	Required Information	Inventory Comments
N-900	Duplex
G-700	Duplex
Homemade		With / pump / Pluming / lights & rigup
C-18	Cat 650 HP.
G-700	Duplex
Homemade		With / pump / Pluming / lights & rigup
C-18	Cat 650 HP.
G-700	Duplex
E-500	Duplex
G-1000	Duplex
E-700	Duplex	National Fluid End
D-1000	Duplex	Mattco Fluid End
D-1001	Duplex	Mattco Fluid End
D-1000	Duplex	Mattco Fluid End
D-1000	Duplex
D-1000	Duplex	Mattco Fluid End
KRX-1000	GD-Duplex	Mattco Fluid End
GXR-1000	GD-Duplex	Southwest Fluid End
GXR-1000	GD-Duplex	Southwest Fluid End
GXR-1000	GD-Duplex	Southwest Fluid End
Homemade		With / pump / Pluming / lights & rigup
D-850	Duplex
PD-43	10 Gallon
PD-43	10 Gallon
PD-53	20 Gallon
PD-53	20 Gallon
Mattco	20 Gallon
Hydril	20 Gallon
Hydril	20 Gallon
Pump Mates
Pump Mates
Pump Mates
Pump Mates
Pump Mates
National		Pump Mates
National		Pump Mates
20 1/2" x 54" Center
20 1/2" x 54" Center
20 1/2" x 54" Center
27 1/2" x 54" Center
27 1/2" x 54" Center
27 1/2" x 54" Center
20 1/2" x 54" Center
20 1/2" x 54" Center
Master bushing
	Double	13 5/8" 3000#
	Double	11" 5000#

5

Model	Required Information	Inventory Comments
	Double	11" 5000#
New
Remote
Remote
	Lower Kelly	4 1/2" XH
	Lower Kelly	4 1/2" XH
	Dart	4 1/2" XH
	11"	3000# Spool 2" & 4" Outlets
	13 5/8"	5000# Spool with 2" & 4" Outlet
	11"	3000# Spool
3000# Spool
3000# Spool
11" 3000#
13 5/8" 3000#
46"	Parkersburg
46"	Parkersburg
46"	Parkersburg
46"	Parkersburg
46"	Parkersburg
46"	Parkersburg
40"	Parkersburg
40"	Parkersburg
40"	Parkersburg
60"	Parkersburg
60"	Parkersburg
60"	Parkersburg
60"	Parkersburg
40"	Parkersburg
36"	Parkersburg
22"	Parmac
22"	TSI
481	Parkersburg
B
B
C
C
C
GC-50	Emsco
J-750	Emsco
50-A	National
96	Oilwell
130	National
Emsco
100	National
50A	National	7'5'H x 18'5'L x 8'W w/(4) Post
750 HP		2 Engine
Just Houses

6

Model	Required Information	Inventory Comments
	Brewster	2- Engine
1300 HP	OIME	2- Engine
	Ideco	3-Engine
	National	3-Engine
Homemade		7'1" x 9'2"H x 26'L
Homemade		9'8"w x 10'H x 26'L
Homemade		10'6"W x 11'8"H x 33'L
150 HP
200 HP
300 HP
300 HP
200 HP
5 1/4"	Hex	46' L
5 1/4"	Hex	40' L
5 1/4"	Hex	Pin Drive
5 1/4"		Square Drive
5 1/4"		Hex Rollers
ALS	Swaco
ALS	Swaco
Brandt
Shaker		9'H x 9'W x 48'5"L
Suction		9'H x 9'W x 48'L
Premix		9'H x 10'2"W x 30'L
Shaker		4'8"H x 7'9"w x 45'L
Suction		4'8"H x 7'9"w x 42'L
8'1"H x 10'W x 40'L
7'3"H x 12'W x 52'L
6'7"H x 11'1"W x 38'L
6'2"H x 10'W x 40'2"L
7'1"H x 11'W x 47'L
7'7"H x 9'W x 52'3"L
Shaker		6'8"H x 9W x 40'L
Suction		6'8"H x 9W x 40'L
5'W x 24'L
10'W x 40'L House on end
7'6"W x
8'W x 24'L
8'W x 21'8"L
9'H x 10'W x 43'9"L
9'8"H x 10'W x 43'8"L
8'10"H x 11'1"W x 40'L
11'2"H x 10'6"W x 41'3"L
8'H x 11'W x 34'L
	Generator	10'3"H x 11'6"W x 43'L
	Generator	7'7"H x 9'W x 40L
	Generator	10'6"H x 9'W x 30'10"L
10'2"H x 7'3"W x 20'L

7

Model	Required Information	Inventory Comments
10'6"H x 10'W x 47'L
10'H x 8'W x 15'L w/ 500-Gallon Fuel Tank
10'H x 12'W x 20'L
8'7"H x 8"W x 29'8"L
8'4"H x 8'W x 10'L
To Short?	Pump House	11'H x 12'W x 23'L
To Short?	Pump House	11'H x 12'W x 23'L
To Short?	Pump House	10'H x 11'6"W x 19'3"L
Pump House
Pump House
Pump House
Pump House
Pump House
	Doghouse w/Lockers	8'9"H x 10'W x 35'L
	Doghouse	9'9"H x 10'4"W x 32'L
Doghouse
Doghouse
	Doghouse	7'2"H x 7'W x 24'L
42"H x 5'1"W x 40'L
43"H x 60"W x 29'L
40"H x 5'8"W x28'L
41"H x 56"W x 51'L
41"H x 52"W x 49'L
42"H x 72"W x 60'L
42"H x 92"W x 28'L
40"H x 56"W x 28'L
48"H x 48"W x 40'L
	Junk	42"H x 57"W x 51'L
40"H x 70"W x 32'L
36"H x 61"W x 40'L
41"H x 70"W x 28'L
41"H x 92"W x 42'L
Long Slide
Long Slide
Pipe Beaver Slide
Square Set
Short Racks
Assorted Racks
Rebuilt	690,000 SHL	142'H x 21'W
	308,00 SHL	131' x 18'6"W
LCM	800,000 SHL	142'H x 21'W
Brewster	1,000,000 SHL	25'W
Sold — Naill	240,000 SHL	127'H

Cluster

8

Model	Required Information	Inventory Comments
LC. Moore
	Step Down	15'H x 6'8"W
Ideco	Box on Box	20'H x 7'10"W x 40'L
Rebuilt	Box on Box Step Down	22'6"H
Ideco	Step Down	10'H x 7'9"W x 36'L
Rebuilt		13'H x 6'8"W x 51'L
Pony
Pony		7'H x 7'4"W x 42'6"L
Pony		4'6"H x 7'9"W x 33'L
Pony		3'4"H x 7'6"W x 38'L
Pony		4'H x 7'4"W x 33'L
	Engine Base	10'H
	Engine Base	9'H x 7'4"W x 24'4"L
2" Pumps
	Liners	4- 6" / 6- 51/2" 10- 6"
	Piston Rods	8- C1000 / 2-G700 / 3-D500
Pony Rods
Group
16" 20" & 24"

	Pusher	10'W x 50'L
4 1/2" Med
4 1/2" XL
5 1/2" x 7"
8 5/8"
4 1/2" 350 Ton
4 1/2" 250 Ton
4 1/2" 150 Ton
3 1/2" 150 Ton
Web Wilson		4 1/2" 250 Ton
Martin Decker
27'
22'

K6UL	Ingersoll Rand
Five Star
N-55		Lebus Grooving
National 50-A		Lebus Grooving
Oilwell 76		Lebus Grooving
GB- 500		Lebus Grooving
5000 PSI
6'8"L x 3"OD
	250 Ton	5'11"L x 2 1/4"
	250 Ton	5'11"L x 2 1/4"
	350 Ton	6'10"L x 2 5/8"

9

Model	Required Information	Inventory Comments
7'8"L x 3 1/2"

Home Made
For forklift
5 x 6 With Motor
2" x 3"

For Derricks

Board Parts

Used
N-55

New

Small
New
Used

Rebuilt

40'
30'
20'
10'
Beams
2"- A572
6" TO 12"
6" x 6"
Pullers
New
GB-500	New
N — 55	New
Oilwell 76	New
	New	Belts Rig 2
	New	Boiler
New
Used
	New	Short
Air & Fuel

10

Model	Required Information	Inventory Comments

Diesel
Electric
Tioga

Work Over
Used
Motor
A-1 Sureshot
     3. Rig 21

Make	Model	Serial No.	Required Info	Inventory Comments
Cat	3406	365 kw		# 1 Generator
Cat	3406	365 kw		# 2 Generator
Ingersol-Rand	HU-6
Ingersol-Rand	HU-6
National	G-1000			# 1 Pump
Emsco
Martin Decker
Cat			KW Rating 365	# 1 Lightplant
Cat			KW Rating 365	# 2 Lightplant
Gardner Denver
Gardner Denver
Oilwell	20 1/2" x 54"
National	N-47		200 Ton
Varco	40'
Dencon			150 Ton
Dencon
Dencon
BJ	96"		150 Ton
WTM	Type B
Shaffer	11" 3000#
2" x 3" x 20" 3K
Derrick

7' x 10' x 35'
7' x 10' x 35'
8'10"H x 10'W x 32'L

11

Make	Model	Serial No.	Required Info	Inventory Comments

	7'6"H x 12'2"W x 18'L			Top Dog House
# 1 Pump House
# 2 Pump House
Parts & Misc.
	10'H x 10'W x 43'L			Generator House
Burnsco	5 Station

T Base	10'H x 11'W x 40'L
42"H x 6'W x 50'L

2 x 3 30003
	16.60 G	10,000'

12

SCHEDULE 3.1(b)
DISPOSITIONS
     No dispositions since June 30, 2008, except for the specified assets set forth in Schedule 1.3 to be sold on an on-going basis.

13

SCHEDULE 3.4
CONSENT, AUTHORIZATIONS, FILINGS AND NOTICES
     None.

14

SCHEDULE 3.16
CAPITAL STOCK OWNERSHIP
     C&L Drilling Company, a Colorado corporation, is 100% owned by Borrower as reflected by share certificate 8 representing 500 shares.
     Chapman Trucking Company, a Wyoming corporation, is 100% owned by Borrower as reflected by share certificate 2 representing 10,000 shares.
     Hastings Drilling Company, a Nevada corporation, is 100% owned by Borrower as reflected by share certificate 2 representing 1,000 shares.

15

SCHEDULE 3.21(a)-1
SECURITY AGREEMENT UCC FILING JURISDICTIONS
Borrower and C&L Drilling Company
Colorado Secretary of State
Business/UCC Division
1700 Broadway – Suite 200
Denver, CO 80202
Borrower entity no: 20051112961
C&L entity no.: 20011232283
Hastings Drilling Company
Nevada Secretary of State
UCC Division
101 North Carson Street – Suite 3
Carson City, Nevada 89701-3714
Entity no.: C21102-2003
Chapman Trucking Company, Inc.:
Wyoming Secretary of State
Corporation/UCC Division
State Capitol Building
200 West 24th Street – Room 110
Cheyenne, Wyoming 82002-0020
Entity no.: 1980-000177870
DHS Holding Company
Delaware Secretary of State
Corporation/UCC Division
John G. Townsend Building
Dover, Delaware 19901
Entity no.: 4152252

16

SCHEDULE 3.21(a)-2
UCC FINANCING STATEMENTS TO REMAIN ON FILE

Lender	Debtor	Jurisdiction	Filing No.
Lehman Commercial Paper, Inc., as administrative agent	DHS Holding Company	Delaware	20074835939
Lehman Commercial Paper, Inc., as administrative agent	DHS Drilling Company	Colorado	20072127152
Lehman Commercial Paper, Inc., as administrative agent	Chapman Trucking Company	Wyoming	200735186944
Lehman Commercial Paper, Inc., as administrative agent	Hastings Drilling Company	Nevada	20070421945
Lehman Commercial Paper, Inc., as administrative agent	C&L Drilling Company	Colorado	20072127151

17

SCHEDULE 3.21(a)-3
UCC FINANCING STATEMENTS TO BE TERMINATED
     None.

18

SCHEDULE 3.21(b)
MORTGAGE FILING JURISDICTIONS
     None.

19

SCHEDULE 3.23
DRILLING RIG ASSETS
RIG INVENTORIES
RIG 1 – 18,000’ CAPACITY WITH 5” DRILL PIPE
GARDNER-DENVER 1100
DRAW-WORKS
     Gardner-Denver 1100 Draw-works with 481 Parmac Hydromatic Brake Powered by (3) — CAT D-3508 Engines with National C-300-64 Torque Converters – 1500 hp
SUBSTRUCTURE & MAST
Pyramid 147 Mast, 980,000 GNC. 1” 3/8 Line
Pyramid 24’ x 60’ Step down Substructure
GENERATOR
(1)- 350 KW AC Generators Powered by (1) Cummins KTA 1961– Turbo Charged Diesel engines) (1) 325 KW AC Generator Powered by (1) Cummins KTA 1150 GC Engine
MUD PUMPS
(2) Emsco FB 1300 Triplex Mud Pumps
(1) D-399 Cat Engine (1) 3512 Cat Engine
ROTATING & TRAVELING EQUIPMENT
Oilwell 37 1/2” Rotary Table
Gardner Denver 550 Ton Block 500-Ton BJ. Hook
Ideco Type IL 400-Tons Swivel
5 1/4“ x 46‘ Kelly Varco HD Pin Drive Bushings
BLOWOUT PREVENTION
13” 5,000 lb. Annular BOP
13” 10,000 lb. Double Gate Bop
13” 10,000 Ib. Single Gate Bop
Koomey Model 160-Gallon Automatic Accumulator; 6-Station Air Accuated Remote Control Panel
4” & 3” 10,000 lb. Complete Manifold with Gauges and Chokes
DOGHOUSE, WATER & MUD TANKS
Heated Doghouse
     (3) 10’ x 8’ x 52’ Mud Tanks Complete with (5) — 5” x 6” Electrical Driven Centrifugal Pumps Manifolded to Low Pressure System with Electrically Driven Mud Agitators, Mud Guns – 1400-Barrel Capacity

20

     (1) - Water Tank – 500-Bbls.
     12,000-gallon Fuel Tank
(2) — Swaco Linear Mongoose Shakers
Mission Desander (2) – 10” Cones
Mission Desilter (12) — 4” Cones
HANDLING TOOLS/AUXILIARY EQUIPMENT
BJ Type SDD Tongs
Bear Automatic Driller
Sure Shot 14º A-1 Survey Instrument
M.D.Totco Type 100 Weight Indicator
DRILL PIPE & COLLARS
18,000’ 5” OD 19.50 lb Drill Pipe E, G & S
(21) 6 1/4“ x 2 1/4“ x 30’ Slick Drill Collars
(3) 8” x 30’ Drill Collars

21

RIG 4 – 11,000’ CAPACITY WITH 4 1/2” DRILL PIPE
NATIONAL 45
DRAW-WORKS
National 45 electric, Driven By 752 Traction Motor, 750 HP.With Eaton Disc Brake.
SUBSTRUCTURE & MAST
Dreco 131’ Mast, 550,000 HL. 1” 1/8 Line
LCM18’ x 28’ x 41 Substructure Box On Box
GENERATOR
SCR. System IPS 4 Bay
(3)- Cat C-32 Generator Set 725 KW.
MUD PUMPS
(1) MD — PZ. 9, Driven By (1) 752 Traction Motor Triplex
(1) MD — PZ. 9, Driven By (1) 752 Traction Motor Triplex
ROTATING & TRAVELING EQUIPMENT
Gardner Denver 20.5” Table
Traveling Blocks Bass Ross 300 Ton.
Bass Ross 250 Ton.
Swivel Emsco LB-200
BJ Type B Tongs
BLOWOUT PREVENTION
11” 3,000 lb. Annular BOP .
11” 3,000 lb. Shaffer LWS
Model 180-Gallon Automatic Accumulator; 4-Station Air Accuated Remote Control Panel
3” 3,000 lb. Complete Manifold with Gauges and Chokes
DOGHOUSE, WATER & MUD TANKS
Heated Doghouse
400 BBL. Water Tank
(2) Tank Mud System 850 Bbl’s. With (4) 5 x 6 Pumps with Low Pressure System. (3) Agitators.
(2) Swaco ALS Linear Shakers.
National (2) Cone Desander
National (10) Cone Desilter.
Fuel Tank 8,000 Gal.
HANDLING TOOLS/AUXILIARY EQUIPMENT
Pilot II Automatic Driller
Sure Shot 7º A-1 Survey Instrument

22

Martin-Decker Type D Weight Indicator
DRILL PIPE & COLLARS
11,000’ 4 1/2 16.60 lb Grade Mixed Drill Pipe
(21) 6 1/4“ x 2 1/4“ x 30’ Slick Drill Collars
(2) 8” Drill Collars

23

RIG 5 – 12,000’ CAPACITY WITH 4 1/2” DRILL PIPE
OIME SL750
DRAW-WORKS
Oime SL750 Electric, Driven By 752 Traction Motor, 750 HP.With Parmac. 341 Brake. 700 HP.
SUBSTRUCTURE & MAST
Parco 131’ Mast, 550,000 HL. 1” 1/8 Line
Parco 18’ x 25’ x 35 Substructure Self Elevating
GENERATOR
SCR. System IDM 4 Bay
(3)- Cat D-3412 Generator Set 725 KW.
MUD PUMPS
(1) Gardner Denver PZ. 8, Driven By (1) 752 Traction Motor Triplex
(1) Gardner Denver PZ. 9, Driven By (1) 752 Traction Motor Triplex
ROTATING & TRAVELING EQUIPMENT
Gardner Denver 27.5” Table
Traveling Blocks Gardner Denver 300 Ton.
Hook BJ. 250 Ton.
Swivel Emsco LB-200
Iron Roughneck Twister Torque Access Tool
BLOWOUT PREVENTION
13” 5,000 lb. Annular BOP .
13” 5,000 lb. Shaffer LWS
Model 180-Gallon Automatic Accumulator; 4-Station Air Accuated Remote Control Panel
3” 5,000 lb. Complete Manifold with Gauges and Chokes
DOGHOUSE, WATER & MUD TANKS
Heated Doghouse
400 BBL. Water Tank
(2) Tank Mud System 850 Bbl’s. With (4) 5 x 6 Pumps with Low Pressure System. (3) Agitators.
(2) Swaco Mongoose Linear Shakers.
National (2) Cone Desander
National (10) Cone Desilter.
HANDLING TOOLS/AUXILIARY EQUIPMENT
Pilot II Automatic Driller
Sure Shot 7º A-1 Survey Instrument
Martin-Decker Type D Weight Indicator

24

DRILL PIPE & COLLARS
12,000’ 4 1/2 16.60 lb Grade Mixed Drill Pipe
(21) 6 1/4“ x 2 1/4“ x 30’ Slick Drill Collars
(2) 8” Drill Collars

25

RIG 6 – 12,000’ CAPACITY WITH 4 1/2” DRILL PIPE
SUPERIOR 700 UE
DRAW-WORKS
Superior 700 UE 750 HP. Electric, Driven By (1) 752 Traction Motor. With V80 Parmac Hydromatic.
700 HP.
SUBSTRUCTURE & MAST
Oilfield welding Ltd.131’ Mast, 366,000 HL. 1” 1/8 Line
Oilfield welding Ltd. Substructure 16’ H
GENERATOR
SCR System Baylor (3) Bay, With Allen Bradley MCC.
(3)- Cat D-3412 Generator Set 725 KW.
MUD PUMPS
(2) Emsco F-800, Driven By (2) 752 Traction Motor Triplex
ROTATING & TRAVELING EQUIPMENT
National C- 27.5” Rotary Table
National 250 Ton, BJ. 540 –G- 250 Hook
National P-200, 200 Ton Swivel
BLOWOUT PREVENTION
13 5/8” 5,000 lb. Annular BOP .
13 5/8” 5,000 lb. Shaffer LWS
Koomey Model 160-Gallon Automatic Accumulator; 6-Station Air Actuated Remote Control Panel
3” 5,000 lb. Complete Manifold with Gauges and Chokes
DOGHOUSE, WATER & MUD TANKS
Heated Doghouse
Water Tank 400 BBL.
(2) Tank Mud System 650 Bbl’s. With (3) 5 x 6 Pumps with Low Pressure System. (3) Agitators.
(2) Swaco Mongoose Linear Shakers.
National (2) Cone Desander
National (10) Cone Desilter.
HANDLING TOOLS/AUXILIARY EQUIPMENT
5 1/4” Kelly Drive 42’
Pilot ll Automatic Driller
Sure Shot 7º A-1 Survey Instrument

26

Martin-Decker Type D Weight Indicator
DRILL PIPE & COLLARS
13,000’ 4 1/2” 16.60 lb Grade G Drill Pipe
(21) 6 1/4“ x 2 1/4“ x 30’ Slick Drill Collars
(2) 8” Drill Collars

27

RIG 7 – 20,000’ CAPACITY WITH 5” DRILL PIPE
NATIONAL 1320
DRAW-WORKS
National 1320 with 60 Parmac Hydromatic Brake Powered by (3) — CAT D-3508 Engines With National C-300-80 Torque Converters – 1500 hp
SUBSTRUCTURE & MAST
DSI 142’ Mast, 1,025,000 SHL. 1” 3/8 Line
DSI 25’ x 64’ Step down Substructure
GENERATOR
(2)- 455 KW AC Generators Powered by (2) Cat 3456 Diesel engines)
MUD PUMPS
(2) 1600 HP. Chinese Triplex Powered by 2 D-399Cat Engines.
ROTATING & TRAVELING EQUIPMENT
National 27 1/2” Rotary Table
National 500 Ton Block & Hook
National 500-Ton Swivel
5 1/4“ x 53‘ Kelly Varco HD Pin Drive Bushings
TOP DRIVE
Varco 500 Ton Top Drive D-3508 Power
BLOWOUT PREVENTION
13” 5,000 lb. Annular BOP
13” 10,000 lb. Double Gate Bop
13” 10,000 Ib. Single Gate Bop
160-Gallon Automatic Accumulator; 7-Station Air Actuated Remote Control Panel
4” X 3” 10,000 lb. Complete Manifold with Gauges and Chokes
DOGHOUSE, WATER & MUD TANKS
Heated Doghouse
     (3) 10’ x 10’ x 40’ Mud Tanks Complete with (4) — 5” x 6” Electrical Driven Centrifugal Pumps Manifolded to Low Pressure System with Electrically Driven Mud Agitators, Mud Guns – 1500-Barrel Capacity
     (1) - Water Tank – 500-Bbls.
     18,000-gallon Fuel Tank
(2) – Fluid System Linear Shale Shakers

28

Fluid System Desander (2) — 10” Cones
Fluid System Desilter (10) — 4” Cones
HANDLING TOOLS/AUXILIARY EQUIPMENT
BJ 48” Type DB Tongs
Piolt ll Automatic Driller
Sure Shot 7º A-1 Survey Instrument
M.D. Type E Weight Indicator
DRILL PIPE & COLLARS
20,000’ 5” OD 19.50 lb Drill Pipe G & S
(21) 6 1/4“ x 2 1/4“ x 30’ Slick Drill Collars
(2) 8” x 30’ Drill Collars

29

RIG 8 – 12,500’ CAPACITY WITH 4 1/2” DRILL PIPE
GARDNER-DENVER 700
DRAW-WORKS
Gardner-Denver 700 Draw-works with 342 Parmac Hydromatic Brake Powered by (2) — CAT C-15 Engines With National 195-80 Torque Converters – 800 hp
SUBSTRUCTURE & MAST
Pyramid 131 Mast, 550,000 GNC. 1” 1/4 Line
Pyramid 17’ H Substructure
GENERATOR
(2)- 320 KW AC Generators Powered by (2) Cat C-15 Diesel engines)
MUD PUMPS
((2) 1000 HP. Weatherford Chinese Triplex Powered by 3508 Cat Engines.
ROTATING & TRAVELING EQUIPMENT
Chinese 27 1/2” Rotary Table
Emsco 250 Ton Block BJ. Hook
Ideco Type 300-Tons Swivel
5 1/4“ x 42‘ Kelly Varco HD Pin Drive Bushings
BLOWOUT PREVENTION
13” 5,000 lb. Annular BOP
13” 5,000 lb. Double Gate Bop
Koomey Model 80-Gallon Automatic Accumulator; 5-Station Air Actuated Remote Control Panel
4” & 3” 5,000 lb. Complete Manifold with Gauges and Chokes
DOGHOUSE, WATER & MUD TANKS
Heated Doghouse
     (2) 10’ x 5’ x 40’ Mud Tanks Complete with (4) — 5” x 6” Electrical Driven Centrifugal Pumps Manifolded to Low Pressure System with Electrically Driven Mud Agitators, Mud Guns – 650-Barrel Capacity
     (1) - Water Tank – 500-Bbls.
     12,000-gallon Fuel Tank
(2) – Fluid System Linear Shale Shakers
Fluid System Desander (2) – 10” Cones
Fluid System Desilter (10) — 4” Cones
HANDLING TOOLS/AUXILIARY EQUIPMENT

30

BJ 48” Type B Tongs
Piolt ll Automatic Driller
Sure Shot 14º A-1 Survey Instrument
M.D.Totco Type D Weight Indicator
DRILL PIPE & COLLARS
12,500’ 4 1/2” OD 16.60 lb Drill Pipe
(21) 6 1/4“ x 2 1/4“ x 30’ Slick Drill Collars
(2) 8” x 30’ Drill Collars

31

RIG 9 – 15,000’ CAPACITY WITH 4 1/2” DRILL PIPE
GARDNER-DENVER 800
DRAW-WORKS
Gardner-Denver 800 Draw-works with 342 Parmac Hydromatic Brake Powered by (2) — CAT C-15 Engines With National 195-80 Torque Converters – 1000 hp
SUBSTRUCTURE & MAST
DSI 142’ Mast, 1,025,000 GNC. 1” 1/4 Line
Pyramid 25’ H Substructure
GENERATOR
(2)- 455 KW AC Generators Powered by (2) Cat 3456 Diesel engines)
MUD PUMPS
((2) FB-1300 Emsco pumps Powered by (2) Cat 399 1290 HP. Engines
ROTATING & TRAVELING EQUIPMENT
National 27 1/2” Rotary Table
Ideco 525 Ton Blocks
Ideco Type LB- 400-Tons Swivel
5 1/4“ x 42‘ Kelly Varco HD Pin Drive Bushings
BLOWOUT PREVENTION
11” 10,000 lb. Annular BOP
11” 10,000 lb. Double Gate Bop
11” 10,000 lb. Single Gate
Koomey Model 120-Gallon Automatic Accumulator; 5-Station Air Actuated Remote Control Panel
4” & 3” 10,000 lb. Complete Manifold with Gauges and Chokes
DOGHOUSE, WATER & MUD TANKS
Heated Doghouse
     (2) 10’ x 5’ x 40’ Mud Tanks Complete with (4) — 5” x 6” Electrical Driven Centrifugal Pumps Manifolded to Low Pressure System with Electrically Driven Mud Agitators, Mud Guns – 850-Barrel Capacity
     (1) - Water Tank – 500-Bbls.
     (1) 12,000-gallon Fuel Tank
(2) – Fluid System Linear Shale Shakers
Fluid System Desander (2) – 10” Cones
Fluid System Desilter (10) — 4” Cones

32

HANDLING TOOLS/AUXILIARY EQUIPMENT
BJ 48” Type B Tongs
Pilot ll Automatic Driller
Sure Shot 7º A-1 Survey Instrument
M.D.Totco Type D Weight Indicator
DRILL PIPE & COLLARS
15,000’ 4 1/2” OD 16.60 lb Drill Pipe
(21) 6 1/4“ x 2 1/4“ x 30’ Slick Drill Collars
(2) 8” x 30’ Drill Collars

33

RIG 10 – 15,000’ CAPACITY WITH 4 1/2” DRILL PIPE
GARDNER-DENVER 800
DRAW-WORKS
Gardner-Denver 800 Draw-works with 342 Parmac Hydromatic Brake Powered by (2) — CAT C-15 Engines With National 195-80 Torque Converters – 1000 hp
SUBSTRUCTURE & MAST
DSI 142’ Mast, 950,000 GNC. 1” 1/4 Line
25’ H Substructure
GENERATOR
(2)- 455 KW AC Generators Powered by (2) Cat 3456 Diesel engines)
MUD PUMPS
(1) PZ-11 Triplex GD. Triplex Pumps. Powered by 3512 Cat Engines.
(1) FB-1300 Triplex Chinese Pump. Powered by 3512 Cat Engine with C-300 Torque.
ROTATING & TRAVELING EQUIPMENT
National 27 1/2” Rotary Table
Gardner Denver 400 Ton Block BJ. Hook Shorty
Ideco Type 400-Tons Swivel
5 1/4“ x 42‘ Kelly Varco HD Pin Drive Bushings
BLOWOUT PREVENTION
11” 5,000 lb. Annular BOP
11” 10,000 lb. Double Gate Bop
11” 10,000 lb. Single Gate
Koomey Model 120-Gallon Automatic Accumulator; 5-Station Air Actuated Remote Control Panel
4” & 3” 10,000 lb. Complete Manifold with Gauges and Chokes
TOP DRIVE
Top Drive Tesco HS 750 / 1100 HP.
DOGHOUSE, WATER & MUD TANKS
Heated Doghouse
     (2) 10’ x 5’ x 40’ Mud Tanks Complete with (4) — 5” x 6” Electrical Driven Centrifugal Pumps Manifolded to Low Pressure System with Electrically Driven Mud Agitators, Mud Guns – 850-Barrel Capacity
     (1) - Water Tank – 500-Bbls.
     (1) 12,000-gallon Fuel Tank

34

(2) – Fluid System Linear Shale Shakers
Fluid System Desander (2) — 10” Cones
Fluid System Desilter (10) — 4” Cones
HANDLING TOOLS/AUXILIARY EQUIPMENT
BJ 48” Type B Tongs
Piolt ll Automatic Driller
Sure Shot 14º A-1 Survey Instrument
M.D.Totco Type D Weight Indicator
DRILL PIPE & COLLARS
15,000’ 4 1/2” OD 16.60 lb Drill Pipe
(21) 6 1/4“ x 2 1/4“ x 30’ Slick Drill Collars
(2) 8” x 30’ Drill Collars

35

RIG 11 – 11,000’ CAPACITY WITH 4 1/2” DRILL PIPE
OIME HH550
DRAW-WORKS
Oime HH500 Electric, Driven By 752 Traction Motor, 750 HP.With Parmac. 341 Brake.
SUBSTRUCTURE & MAST
Parco 131’ Mast, 360,000 HL. 1” 1/8 Line
Parco 22’ x 25’ x 35 Substructure Self Elevating
GENERATOR
SCR. System IDM 4 Bay
(3)- Cat D-3508 Generator Set 800 KW.
MUD PUMPS
(1) American PZ. 9, Driven By (1) 752 Traction Motor Triplex
(1) Gardner Denver PZ. 9, Driven By (1) 752 Traction Motor Triplex
ROTATING & TRAVELING EQUIPMENT
Gardner Denver 17.5” Table
Traveling Blocks Emsco 300 Ton.
Hook Web- Wilson. 250 Ton.
Swivel Emsco LB-200
BJ Type B Tongs
BLOWOUT PREVENTION
13” 5,000 lb. Annular BOP .
13” 5,000 lb. Double Gate
Model 180-Gallon Automatic Accumulator; 4-Station Air Actuated Remote Control Panel
3” 5,000 lb. Complete Manifold with Gauges and Chokes
DOGHOUSE, WATER & MUD TANKS
Heated Doghouse
400 BBL. Water Tank
(2) Tank Mud System 850 Bbl’s. With (4) 5 x 6 Pumps with Low Pressure System. (3) Agitators.
(2) Swaco Linear Mongoose Shakers.
National (2) Cone Desander
National (12) Cone Desilter.
HANDLING TOOLS/AUXILIARY EQUIPMENT
Pilot II Automatic Driller
Sure Shot 7º A-1 Survey Instrument
Martin-Decker Type D Weight Indicator

36

DRILL PIPE & COLLARS
11,000’ 4 1/2 16.60 lb Grade Mixed Drill Pipe
(21) 6 1/4“ x 2 1/4“ x 30’ Slick Drill Collars
(2) 8” Drill Collars

37

RIG 12 – 15,000’ CAPACITY WITH 5” DRILL PIPE
GARDNER-DENVER 800
DRAW-WORKS
Gardner-Denver 800 Draw-works with 342 Parmac Hydromatic Brake Powered by (2) — CAT C-15 Engines With National 195-80 Torque Converters – 1000 hp
SUBSTRUCTURE & MAST
Brewster 136’ Mast, 650,000 GNC. 1” 1/4 Line
27’ H Substructure
GENERATOR
(2)- 455 KW AC Generators Powered by (2) Cat 3456 Diesel engines)
MUD PUMPS
((2) National 9-P-100 Triplex GD.Triplex Pumps. Powered by 3412 Cat Engines.
ROTATING & TRAVELING EQUIPMENT
Gardner Denver 27 1/2” Rotary Table
Ideco 350 Ton Block BJ. Hook
SL Type 400-Tons Swivel
5 1/4“ x 42‘ Kelly Varco HD Pin Drive Bushings
BLOWOUT PREVENTION
13 5/8” 5,000 lb. Annular BOP
13 5/8” 5,000 lb. Double Gate Bop
Koomey Model 120-Gallon Automatic Accumulator; 5-Station Air Actuated Remote Control Panel
4” & 3” 3,000 lb. Complete Manifold with Gauges and Chokes
DOGHOUSE, WATER & MUD TANKS
Heated Doghouse
     (2) 10’ x 6’ x 40’ Mud Tanks Complete with (4) — 5” x 6” Electrical Driven Centrifugal Pumps Manifolded to Low Pressure System with Electrically Driven Mud Agitators, Mud Guns – 850-Barrel Capacity
     (1) - Water Tank – 500-Bbls.
     (1) 12,000-gallon Fuel Tank
(2) – Swaco Linear Shale Shakers
Fluid System Desander (2) – 10” Cones
Fluid System Desilter (10) — 4” Cones
HANDLING TOOLS/AUXILIARY EQUIPMENT

38

DB Foley Tongs
Piolt ll Automatic Driller
Sure Shot 14º A-1 Survey Instrument
M.D.Totco Type D Weight Indicator
DRILL PIPE & COLLARS
15,000’ 5” OD 19.50 lb Drill Pipe
(21) 6 1/4“ x 2 1/4“ x 30’ Slick Drill Collars
(2) 8” x 30’ Drill Collars

39

RIG 14 – 12,500’ CAPACITY WITH 5” DRILL PIPE
GARDNER-DENVER 700
DRAW-WORKS
Gardner-Denver 700 Draw-works with 481 Parmac Hydromatic Brake Powered by (2) — CAT C-15 Engines With National 195-80 Torque Converters – 800 hp
SUBSTRUCTURE & MAST
Pyramid 131 Mast, 550,000 GNC. 1” 1/4 Line
Pyramid 25’ H Substructure
GENERATOR
(2)- 455 KW AC Generators Powered by (2) Cat 3456 Diesel engines)
MUD PUMPS
((2) 750 HP. GD Triplex Powered by 3412 Cat Engines.
ROTATING & TRAVELING EQUIPMENT
National 27 1/2” Rotary Table
Emsco 300 Ton Block BJ. Hook
Ideco Type 300-Tons Swivel
5 1/4“ x 42‘ Kelly Varco HD Pin Drive Bushings
BLOWOUT PREVENTION
13” 5,000 lb. Annular BOP
13” 5,000 lb. Double Gate Bop
Koomey Model 80-Gallon Automatic Accumulator; 5-Station Air Actuated Remote Control Panel
4” & 3” 5,000 lb. Complete Manifold with Gauges and Chokes
DOGHOUSE, WATER & MUD TANKS
Heated Doghouse
     (2) 10’ x 5’ x 40’ Mud Tanks Complete with (4) — 5” x 6” Electrical Driven Centrifugal Pumps Manifolded to Low Pressure System with Electrically Driven Mud Agitators, Mud Guns – 650-Barrel Capacity
     (1) - Water Tank – 500-Bbls.
     12,000-gallon Fuel Tank
(2) – Fluid System Linear Shale Shakers
Fluid System Desander (2) – 10” Cones
Fluid System Desilter (10) — 4” Cones

HANDLING TOOLS/AUXILIARY EQUIPMENT
BJ 48” Type B Tongs
Piolt ll Automatic Driller
Sure Shot 14º A-1 Survey Instrument
M.D.Totco Type D Weight Indicator
DRILL PIPE & COLLARS
12,500’ 4 1/2” OD 16.60 lb Drill Pipe
(21) 6 1/4“ x 2 1/4“ x 30’ Slick Drill Collars
(2) 8” x 30’ Drill Collars

RIG 15 – 10,000’ CAPACITY WITH 4 1/2” DRILL PIPE
OILWELL 66
DRAW-WORKS
Oilwell 66 Draw-works with V-80 Parmac Hydromatic Brake, Powered by (2) — Detroit Series 60, 450 HP.
Engines. With C. 195 Oilworks Torque Converters. 700 HP.
SUBSTRUCTURE & MAST
LCM 131’ Mast, 350,000 HL. 1” 1/8 Line
LCM 14’ x 23 x 46’ 4” Substructure
GENERATOR
(2)- 365 KW AC Generators Powered by (2 — Detroit-Series 60 14 Liter 630 Horsepower Engines.)
MUD PUMPS
(1) GD. PZ-8 Triplex Powered by Cat D-398
(2) MZ- 9 Triplex Powered by Cat 3508
ROTATING & TRAVELING EQUIPMENT
Ideco 23.5” Rotary Table
Sowa 250 Ton Block Hook Combination
B-44 Gray 300 Ton Swivel
5 1/4“ x 42‘ Hex Kelly Varco Drive Bushings
BLOWOUT PREVENTION
10” 3,000 lb. Annular BOP GK.
10” 3,000 lb. Shaffer Type E
Koomy Model 110-Gallon Automatic Accumulator; 5-Station Air Accuated Remote Control Panel
2” & 3” 3,000 lb. Complete Manifold with Gauges and Chokes
DOGHOUSE, WATER & MUD TANKS
Heated Doghouse
     (2) 650 Bbl. Mud Tanks Complete with (2) — 5” x 6” Electrical Driven Centrifugal Pump Manifold to Low Pressure System , Mud Guns and Shaker
     (1) Water Tank – 500-Bbls.
     10,000-gallon Fuel Tank
HANDLING TOOLS/AUXILIARY EQUIPMENT

BJ 48” Type B Tongs
Bear Automatic Driller
Sure Shot 7º A-1 Survey Instrument
Martin-Decker Type D Weight Indicator
DRILL PIPE & COLLARS
10,000’ 4 1/2 16.60 lb Grade Mixed Drill Pipe
(21) 6 1/4“ x 2 1/4“ x 30’ Slick Drill Collars
(2) 8” Drill Collars

RIG 16 – 10,000’ CAPACITY WITH 4 1/2” DRILL PIPE
KREMCO K750-T
DRAW-WORKS
KREMCO K750-T Trailer Mounted Portable Unit, Powered by (2) – Cat D-3408 Engines. (2) Allison Transmission. 22” Hydromatic. 700 HP.
SUBSTRUCTURE & MAST
KREMCO 116’ 350,000# Telescoping Mast. Hydraulic Raising Rams. 1” 1/8 Drilling Line.
KREMCO Slingshot Substructure 19’ 2” High.
GENERATOR
(2)- 275 KW AC Generators Powered by (2 – Cat D-3408 Diesel Engines.)
MUD PUMPS
(2) GD. PZ-9 Triplex Powered by Cat D-3508
ROTATING & TRAVELING EQUIPMENT
Ideco 17.5” Rotary Table
Emsco 250 – Ton Block Hook Combination BJ. Hook
TSM 150 – Ton Swivel
5 1/4 “ x 40‘ Hex Kelly — Varco Drive Bushings
BLOWOUT PREVENTION
11” 3,000 psi Annular BOP
11” 3,000 psi Shaffer LWS 102”
Model 120-Gallon Automatic Accumulator; 4-Station Air Accuated Remote Control Panel
2” 3,000 psi Complete Manifold with Gauges and Chokes
DOGHOUSE, WATER & MUD TANKS
Heated Doghouse
     (2) 600 Bbl. Mud Tanks Complete with (2) — 5” x 6” Electrical Driven Centrifugal Pump Manifolded to Low Pressure System, Mud Guns and (2) Shakers
     (1) Water Tank – 500-Bbls.
     10,000-gallon Fuel Tank
National 10” – 2-cone Desander, 10-cone Desilter
HANDLING TOOLS/AUXILIARY EQUIPMENT
BJ 48” Type B Tongs

Bear Automatic Driller
Sure Shot 7º A-1 Survey Instrument
Martin-Decker Type D Weight Indicator
DRILL PIPE & COLLARS
10,000’ 4 1/2 16.60 lb Grade Drill Pipe
(21) 6 1/4“ x 2 1/4“ x 30’ Slick Drill Collars
(2) 8” Drill Collars

RIG 17 – 12,000’ CAPACITY WITH 4.5” DRILL PIPE
NATIONAL 55
DRAW-WORKS
National 55 with 46” Parmac Hydromatic Brake Powered by (2) — CAT C-18 Engines With National C-195-100 Torque Converters – 1000 hp
SUBSTRUCTURE & MAST
LCM 142’ Mast, 750,000 GN. 1” 1/4 Line
LCM 16’ x 48’ Substructure
GENERATOR
(1)- 455 KW AC Generator Powered by (1) Cat 3456 Diesel engines)
(1)- 365 KW AC Generator Powered by (1) Cat C-15
MUD PUMPS
(2) PZ-9 Triplex Powered by (2) 3805Cat Engines.
ROTATING & TRAVELING EQUIPMENT
National RC 27 1/2” Rotary Table
Emsco 500 Ton Block & BJ Hook
National PC-300 Ton Swivel
5 1/4“ x 42‘ Kelly Varco HD Pin Drive Bushings
BLOWOUT PREVENTION
13” 5,000 lb. Annular BOP
13” 5,000 lb. Double Gate Bop Type E Type 70 Rubbers
88-Gallon Automatic Accumulator; 5-Station Air Actuated Remote Control Panel
4” X 3” 5,000 lb. Complete Manifold with Gauges and Chokes
DOGHOUSE, WATER & MUD TANKS
Heated Doghouse
     (2) 9’11” x 5’6”x 43’ Mud Tanks Complete with (4) — 5” x 6” Electrical Driven Centrifugal Pumps Manifolded to Low Pressure System with Electrically Driven Mud Agitators, Mud Guns – 740-Barrel Capacity
     (1) - Water Tank – 500-Bbls.
     (1) -10,000-gallon Fuel Tank
(2) — Swaco Linear Shale Shakers
National Desander (2) — 10” Cones
National Desilter (10) — 4” Cones

HANDLING TOOLS/AUXILIARY EQUIPMENT
BJ 48” Type DB Tongs
Pilot ll Automatic Driller
Sure Shot 7º A-1 Survey Instrument
M.D. Type D Weight Indicator
DRILL PIPE & COLLARS
12,000’ 4.5” OD 16.60 lb Drill Pipe G
(21) 6 1/4“ x 2 1/4“ x 30’ Slick Drill Collars
(2) 8” x 30’ Drill Collars

RIG 18 – 11,000’ CAPACITY WITH 4 1/2” DRILL PIPE
MID CONTINENT U-36 AE
DRAW-WORKS
U-36 AE 700 HP. Electric, Driven By (1) 752 Traction Motor. With V80 Parmac Hydromatic.
700 HP.
SUBSTRUCTURE & MAST
Branham131’ Mast, 550,000 GN. 1” 1/8 Line
Pyramid Box on Box Substructure 16’ H
GENERATOR
SCR System IPS (3) Bay, With Allen Bradley MCC.
(3)- Cat D-3412 Generator Set 725 KW.
MUD PUMPS
(2) National 8P-80 Triplex, Driven By (2) 752 Traction Motor
ROTATING & TRAVELING EQUIPMENT
National C- 27.5” Rotary Table
Emsco 250 Ton, Web Wilson 250
National P-300, Swivel
BLOWOUT PREVENTION
13 5/8” 5,000 lb. Annular BOP .
13 5/8” 5,000 lb. Hydril double gate
Koomey Model 120-Gallon Automatic Accumulator; 6-Station Air Actuated Remote Control Panel
3” 5,000 lb. Complete Manifold with Gauges and Chokes
DOGHOUSE, WATER & MUD TANKS
Heated Doghouse
Water Tank 540 BBL.
(2) Tank Mud System 750 Bbl’s. With (3) 5 x 6 Pumps with Low Pressure System. (3) Agitators.
(2) Swaco ALS Linear Shakers.
National (2) Cone Desander
National (10) Cone Desilter.
HANDLING TOOLS/AUXILIARY EQUIPMENT
5 1/4” Kelly Drive 42’
Pilot ll Automatic Driller

Sure Shot 7º A-1 Survey Instrument
Martin-Decker Type D Weight Indicator
DRILL PIPE & COLLARS
11,000’ 4 1/2” 16.60 lb Grade G Drill Pipe
(21) 6 1/4“ x 2 1/4“ x 30’ Slick Drill Collars
(2) 8” Drill Collars

RIG 19 – 12,000’ CAPACITY WITH 4 1/2” DRILL PIPE
OILWELL 76
DRAW-WORKS
Oilwell 76 Single Drum 1000 HP. Driven by (2) CAT C-18 engines with 46” Hydromatic.
SUBSTRUCTURE & MAST
Lee C Moore 136’ Cantilever Mast, 488,000# HL. 1 1/4” Line with Crown–O-Matic
Enclosed Box Substructure 15’ 5” H, 600,000# HL
GENERATOR
(2) Cat 365 KW Generator Sets powered by CAT D3406.
(1) Gardner Denver 1260 CFM Screw Type Air Compressor powered by 30 HP Electric Motor.
MUD PUMPS
(1) Weatherford DP-1000 Triplex
(1) National N-1000 Duplex independent drive by Cat D3508
ROTATING & TRAVELING EQUIPMENT
27 1/2” X 54” Rotary Table
Emsco 250 Ton Block and Hook
National PC-300, 300 Ton Swivel
BLOWOUT PREVENTION
Hydril GK 13 5/8” 3000# Annular BOP.
13 5/8” 3000# double gate
Burnsco 88-Gallon Automatic Accumulator; 5-Station Air Actuated Remote Control Panel
2” X 3” 3000# Complete Manifold with Gauges and Chokes
DOGHOUSE, WATER, FUEL & MUD TANKS
Heated Top Doghouse
Fuel Tank – 10,000 gal.
Water Tank — 513 bbl.
(2) Tank Mud System 800 bbls with (4) 5” x 6” Centrifugal Pumps with Low Pressure System with (4)
Agitators in each.
(1) 50 bbl pill tank
(2) Swaco ALS Linear Shakers.
National (2) Cone Desander
National (10) Cone Desilter.
HANDLING TOOLS/AUXILIARY EQUIPMENT

5 1/4” Hex Kelly 46’
Pilot ll Automatic Driller
Sure Shot 7º A-1 Survey Instrument
Martin-Decker Type E Weight Indicator
DRILL PIPE & COLLARS
10,000’ 4 1/2” 16.60# Grade G Drill Pipe, 4 1/2” XH
(12) 6 1/2” x 2 1/4“ x 30’ Spiral Drill Collars, 4 1/2” XH
(2) 8” Drill Collars

RIG 20 – 13,000’ CAPACITY WITH 4 1/2” DRILL PIPE
NATIONAL 55
DRAW-WORKS
National 55 Double Drum 1000 HP. Driven by (2) CAT C-18 engines (630 HP each).
SUBSTRUCTURE & MAST
Lee C Moore 133’ Cantilever Mast, 466,000# HL. 1 1/4” Line with Crown–O-Matic
Enclosed Box Substructure 11’ 6” H, 600,000# Setback
GENERATOR
(2) Cat 465 KW Generator Sets powered by CAT 15.
(2) Gardner Denver 1260 CFM Screw Type Air Compressor powered by 30 HP Electric Motor.
MUD PUMPS
     (2) Emsco D-1000 Duplex powered by CAT D3508
ROTATING & TRAVELING EQUIPMENT
27 1/2” X 54” Rotary Table
Baash Ross DBM-442, 250 Ton Block and Hook w/ 42” sheaves grooved for 1 1/4” line
Gray B-44, 500 Ton Swivel
BLOWOUT PREVENTION
Hydril 13 5/8” 5000# Annular BOP.
Cameron 13 5/8” 5000# double gate
Burnsco 88-Gallon Automatic Accumulator; 5-Station Air Actuated Remote Control Panel
2” X 3” 3000# Complete Manifold with Gauges and Chokes
DOGHOUSE, WATER, FUEL & MUD TANKS
Heated Top Doghouse
Fuel Tank – 10,000 gal.
Water Tank — 513 bbl.
(2) Tank Mud System 800 bbls with (2) 5” x 6” Centrifugal Pumps with Low Pressure System with (4)
Mud guns in each.
(1) 50 bbl pill tank
(2) Swaco ALS Linear Shakers.
National (10) Cone Desilter.
HANDLING TOOLS/AUXILIARY EQUIPMENT
5 1/4” Hex Kelly 46’
Pilot ll Automatic Driller

Sure Shot 7º A-1 Survey Instrument, 12,000’ capacity
Martin-Decker Type E Weight Indicator
DRILL PIPE & COLLARS
10,000’ 4 1/2” 16.60# Grade G Drill Pipe, 4 1/2” XH
(12) 6 1/2” x 2 1/4“ x 30’ Spiral Drill Collars, 4 1/2” XH
(2) 8” Drill Collars

SCHEDULE 3.25
BANK ACCOUNTS
Borrower:
First Interstate Bank
104 S. Wolcott
Casper, WY 82601
(307) 235-4201
Community Banks of Colorado
5690 S. DTC Blvd.
Suite 450
Greenwood Village, Colorado 80111
(720) 529-3300
Chapman:
First Interstate Bank
104 S. Wolcott
Casper, WY 82601
(307) 235-4201